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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Forest Oil Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Forest Oil Corporation
707 Seventeenth Street, Suite 3600
Denver, Colorado 80202

March 29, 2012

Dear Fellow Shareholder:

        We cordially invite you to attend the annual meeting of shareholders of Forest Oil Corporation to be held on Tuesday, May 8, 2012, at 9:00 a.m., M.D.T., at the Marriott Hotel, 1701 California Street, Denver, Colorado.

        At this year's meeting, you will be asked to (i) elect three Class III directors, (ii) approve, by non-binding vote, the compensation of the named executive officers as disclosed in this proxy statement, (iii) re-approve the performance measures under the Forest Oil Corporation 2007 Stock Incentive Plan, and (iv) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. Details regarding each of the proposals are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

        We are pleased to be using the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a notice of the availability of the proxy materials for the annual meeting of shareholders to be held on May 8, 2012, instead of mailing a paper copy of the annual meeting notice, the accompanying proxy statement, and our 2011 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those shareholders can receive a paper copy of our proxy materials, including the notice, the accompanying proxy statement, our 2011 Annual Report, and a form of proxy card or voting instruction card. All shareholders who do not receive a notice will receive a paper copy of the proxy materials by mail. We believe this process represents a more direct mechanism for disseminating information, will reduce the number of printed copies and thus reduce the environmental impact of producing and delivering these materials, and will pare down the associated costs.

        As owners of Forest common stock, your vote is important. Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible. You may vote by proxy over the Internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card or voting instruction card.

        On behalf of our Board of Directors, thank you for your continued interest in Forest Oil.

Sincerely,

H. Craig Clark President and Chief Executive Officer

Forest Oil Corporation
707 Seventeenth Street, Suite 3600
Denver, Colorado 80202

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2012

        We will hold the annual meeting of shareholders of Forest Oil Corporation on Tuesday, May 8, 2012, beginning at 9:00 a.m., M.D.T., at the Marriott Hotel, 1701 California Street, Denver, Colorado 80202. The items of business are:

  1.
  Election of three Class III directors;

  2.
  To conduct an advisory vote on executive compensation;

  3.
  Re-approval of performance measures under the Forest Oil Corporation 2007 Stock Incentive Plan;

  4.
  Ratification of the appointment of Ernst & Young LLP as Forest's independent registered public accounting firm for the year ending December 31, 2012; and

  5.
  Consideration of such other business as may be properly brought before the meeting.

        Only Forest shareholders of record at the close of business on March 15, 2012, the record date for the meeting, are entitled to vote at the meeting and any adjournments or postponements of the meeting.

        Whether or not you plan to attend the annual meeting, we urge you to vote as soon as possible. You may vote your shares over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy card or voting instruction card by mail, you may submit your proxy or voting instruction card by completing, signing, dating, and returning your proxy card or voting instruction card in the pre-addressed envelope provided. If you hold your shares of record and attend the meeting, you will have the right to revoke the proxy and vote your shares in person. For specific instructions on how to vote your shares, please refer to the section heading "GENERAL INFORMATION" in the accompanying proxy statement.

By Order of the Board of Directors,

Cyrus D. Marter IV Senior Vice President, General Counsel and Secretary

Denver, Colorado
March 29, 2012

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE FOREST OIL CORPORATION
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2012

        This notice, the accompanying proxy statement, and our 2011 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2011, are available on our website at www.forestoil.com. Additionally, and in accordance with U.S. Securities and Exchange Commission (SEC) rules, you may access these materials at the cookies-free websites indicated in the notice of the availability of proxy materials that you may receive from our transfer agent, Computershare Shareowner Services LLC, or from Broadridge Financial Solutions, Inc.

IMPORTANT VOTING INFORMATION

        Shareholders who hold Forest shares through a broker, bank or other financial institution receive proxy materials and a Voting Instruction Form—either electronically or by mail—before each shareholder meeting. For your vote to be counted with respect to Proposals 1, 2 and 3, you will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the shareholder meeting.

Your Participation in Voting the Shares You Own Is Important

        Voting your shares is important to ensure that you have a say in the governance of your company. Please review the proxy materials and follow the instructions on the Voting Instruction Form to vote your shares. We hope you will exercise your rights and fully participate as a shareholder in Forest's future.

More Information Is Available

        If you have any questions about the proxy voting process, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a shareholder. Additionally, you may contact our Investor Relations Department at www.forestoil.com or by email at IR@forestoil.com.

i

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held Tuesday, May 8, 2012

Forest Oil Corporation
707 Seventeenth Street, Suite 3600
Denver, Colorado 80202
www.forestoil.com

 GENERAL INFORMATION

Proxy Solicitation

        Beginning on or about March 29, 2012, Forest has made available to you on the Internet or has delivered paper copies of these proxy materials to you by mail in connection with the solicitation of proxies by the Board of Directors (the "Board") of Forest Oil Corporation ("Forest" and "we" and/or "our"), a New York corporation, for Forest's annual meeting of shareholders to be held at 9:00 a.m., M.D.T., on Tuesday, May 8, 2012, at the Marriott Hotel located at 1701 California Street, Denver, Colorado 80202. The proxies also may be voted at any adjournments or postponements of the meeting. In addition to solicitation by mail, certain of our directors, officers, and employees may solicit proxies by telephone, personal contact, or other means of communication. They will not receive any additional compensation for these activities. Also, brokers, banks, and other nominees will be requested to solicit proxies or authorizations from beneficial owners. Forest will bear all costs incurred in connection with the preparation, assembly, and mailing of the proxy materials and the solicitation of proxies and will reimburse brokers, banks, and other nominees, fiduciaries, and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of Forest common stock. We have engaged Alliance Advisors to assist us in the solicitation of proxies, for which we have paid it a fee of $7,000 and will reimburse it for certain charges and expenses.

Shareholders Entitled to Vote; Record Date

        Shareholders of record at the close of business on March 15, 2012, the record date, are entitled to notice of, and to vote at, the meeting or at adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of Forest common stock held. On the record date there were 117,655,065 shares of Forest common stock issued and outstanding.

Notice of Internet Availability of Proxy Materials

        Forest is pleased to be using the U.S. Securities and Exchange Commission ("SEC") rule that allows companies to furnish their proxy materials over the Internet. As a result, Forest is mailing to the majority of its shareholders a notice about the Internet availability of the proxy materials instead of mailing a paper copy of the proxy materials. All shareholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. See below for details. Forest is providing some of its shareholders, including shareholders who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a notice about the Internet availability of the proxy materials.

        The notice that you receive in the mail will come in one of two forms, depending on how you hold your shares of Forest. If your shares are held in a brokerage account, or by a trustee or other nominee, you are considered the "beneficial owner" of those shares and you will receive a four-page document titled "IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS" for the annual meeting of shareholders to be held on May 8, 2012, from Broadridge Financial Solutions, Inc. If your shares are registered directly in your name with our transfer agent, you are considered the "shareholder of record" and you will receive a two-page document from our transfer agent, Computershare Shareowner Services LLC, titled "IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS." In either case, instructions on how to access the proxy materials over the Internet and to request paper copies may be found on the notice. Our proxy materials may also be accessed on our website at www.forestoil.com.

 How to Vote Your Shares Without Attending the Annual Meeting in Person

        Whether you hold shares directly as a shareholder of record, or beneficially in "street name," you may direct how your shares are voted without attending the annual meeting. If you are a shareholder of record, you may vote by submitting a proxy; and if you hold your shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee, or nominee. There are three ways to vote by proxy and voting instruction card:

  •
  By Internet—Shareholders who received a notice about the Internet availability of the proxy materials may submit their proxy over the Internet by following the instructions on the notice. Shareholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

  •
  By Telephone—Shareholders of record may submit proxies by telephone, by calling the number included in the materials received from Computershare Shareowner Services LLC, and following the instructions. In addition, you will need to have the control number that appears on your notice available when voting. Shareholders who are beneficial owners of their shares and who have received a voting instruction card may vote by calling the number specified on the voting instruction card provided by their broker, trustee, or nominee.

  •
  By Mail—Shareholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing, and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

        If you provide specific voting instructions, your shares will be voted as you instruct. If you hold your shares directly and you sign the proxy card but do not provide instructions or if you do not make specific Internet or telephone voting choices, your shares will be voted "FOR" the election of all director nominees, "FOR" the approval of the compensation of the named executive officers, "FOR" re-approval of performance measures under the Forest Oil Corporation 2007 Stock Incentive Plan, and "FOR" ratification of the appointment of Ernst & Young LLP ("Ernst & Young") as our independent registered public accounting firm for the year ending December 31, 2012.

        If you sign the proxy card of your broker, trustee, or other nominee, but do not provide instructions, or if you do not make specific Internet or telephone voting choices, your shares will not be voted unless your broker, trustee, or other nominee has discretionary authority to vote. When a broker, trustee, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have authority to vote in the absence of timely instructions from the beneficial owner, this is referred to as a "broker non-vote." Brokers who are members of the NYSE have discretionary authority to vote the shares of a beneficial owner in the ratification of Ernst & Young as our independent registered public accounting firm, but such brokers are not empowered to vote for Proposals 1, 2 or 3 in the absence of specific instructions from the beneficial owner.

 How to Vote Your Shares by Attending the Annual Meeting in Person

        Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares for which you are the beneficial owner but not the shareholder of record may be voted in person at the annual meeting only if you obtain a "legal proxy" from the broker, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you are unable to attend the meeting.

Revoking Your Proxy

        A proxy may be revoked at any time before it is voted by (1) sending written notice of revocation to our Secretary at our office address set forth above prior to the annual meeting, (2) delivering a revised proxy (by one of the methods described above) bearing a later date, or (3) voting in person by completing a ballot at the annual meeting. If you have instructed a broker, trustee, or other nominee to vote your shares, you must follow the directions received from your broker, trustee, or other nominee to change those instructions. You may change your telephone or Internet vote as often as you wish following the procedures for telephone or Internet voting, as applicable.

Quorum; Vote Required

        A majority of the outstanding shares entitled to vote at the meeting must be present or represented by proxy at the meeting in order to have a quorum. All shares that are voted "for" or "against" any matter, votes that are "withheld" for Class III nominees, abstentions, and "broker non-votes" are counted as present for the purpose of determining a quorum. If a quorum is not present at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is our intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting. The place and date to which the annual meeting would be adjourned would be announced at the meeting, but would in no event be more than 30 days after the date of the annual meeting.

        Under the laws of New York, our state of incorporation, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Although they are considered in determining the presence of a quorum, abstentions and "broker non-votes" will not be considered "votes cast." Accordingly, they will have no effect on the outcome of the vote.

        Under a recently amended provision of our Bylaws, Directors are elected by a majority of the votes cast at the meeting. Votes that are "withheld" are considered a vote against the director from whom the vote is withheld. Approval of each of the other proposals, as well as any other matter that may properly come before the meeting, also require the affirmative vote of a majority of the votes cast at the meeting. Abstentions and "broker non-votes" will not be treated as votes cast and, therefore, will have no effect on the outcome of any vote.

        We intend to announce preliminary voting results at the meeting and publish final results in a periodic report on Form 8-K within four business days following the annual meeting of shareholders.

Other Matters

        The Board knows of no matter, other than those referred to in the notice of annual meeting and this proxy statement, which will be presented at the meeting. If any other matter is properly brought before the meeting or any of its adjournments or postponements, the persons named in the proxy will vote the proxy in accordance with their judgment on such matter.

Recommendations of the Board of Directors

        Our Board of Directors recommends a vote "FOR" the election of each of the Class III director nominees, "FOR" the approval, by advisory vote, of the compensation of the named executive officers, "FOR" re-approval of the performance measures under the Forest Oil Corporation 2007 Stock Incentive Plan, and "FOR" the ratification of the appointment of Ernst & Young as Forest's independent registered public accounting firm for the year ending December 31, 2012.

Delivery of Documents to Security Holders Sharing an Address; Householding

        The SEC rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address, by delivering a single proxy statement and annual report to those shareholders. This method of delivery, often referred to as "householding," is meant to reduce both the amount of duplicate information that shareholders receive and printing and mailing costs. We are not householding proxy materials for our shareholders of record in connection with the annual meeting, but we have been notified that certain intermediaries may household proxy materials. If you hold your shares of our common stock beneficially through a broker or bank that has determined to household proxy materials, only one proxy statement and 2011 Annual Report to Shareholders may be delivered to multiple shareholders sharing an address unless you notify your broker or bank to the contrary. If your household is receiving multiple copies of our proxy statement and annual report and you wish to receive only one copy of future notices or proxy materials, you should contact your bank or broker.

        We will promptly deliver to you a separate copy of the proxy statement and 2011 Annual Report to Shareholders if you so request by calling us at 303.812.1400, or by writing, in care of the Secretary, Forest Oil Corporation, 707 Seventeenth Street, Suite 3600, Denver, Colorado 80202. You may also contact your bank or broker to make a similar request.

Access to Annual Report and Governance Documents

        We refer you to our 2011 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC. Our Annual Report on Form 10-K, including our financial statements, and any amendments and any documents incorporated by reference in our Annual Report on Form 10-K, our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and each of the committee charters will be sent to you without charge upon written request. If you would like to receive any additional information, please contact us in care of the Secretary, Forest Oil Corporation, 707 Seventeenth Street, Suite 3600, Denver, Colorado 80202, or contact us by telephone at 303.812.1400. Alternatively, you may access the 2011 Annual Report to Shareholders and the foregoing governance documents on Forest's website at www.forestoil.com. The 2011 Annual Report to Shareholders is not considered a part of the proxy solicitation materials.

CORPORATE GOVERNANCE PRINCIPLES AND
INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Board Independence

        Our Corporate Governance Guidelines provide that a majority of our Board of Directors (the "Board") will consist of independent directors. The Board has determined that six of our directors are independent, including Messrs. Loren K. Carroll, Dod A. Fraser, James H. Lee, James D. Lightner, Patrick R. McDonald, and Raymond I. Wilcox. H. Craig Clark is not independent due to his status as our President and Chief Executive Officer. Only directors who have been determined to be independent serve on our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board uses the independence standards as adopted by the New York Stock Exchange ("NYSE") and the SEC in making these determinations and, based on information provided by the members, has determined that no member of these committees has a material relationship with Forest (either directly or indirectly as a partner, shareholder, or officer of an organization that has a relationship with Forest) that may interfere with the exercise of such member's independence. The independence standards are reflected in our Corporate Governance Guidelines. In addition, the Board has elected Mr. Lightner, an independent director, to serve as our non-executive Chairman.

Board Leadership Structure and Risk Oversight

        Forest believes that its Board is best characterized as independent. As noted above, six of the Board's seven members are independent and unaffiliated, with our Chief Executive Officer being the only non-independent director. Further, although not required by our governance documents, since 2003 Forest has bifurcated the role of Chief Executive Officer and Chairman of the Board of Directors. We believe that having an independent, non-executive Chairman of the Board represents an appropriate governance practice for Forest at this time. This structure creates a separation of the day-to-day administrative and strategic planning activities of management from the Board's oversight function. This separation in turn spreads decision-making power and fosters the need for better and more purposeful communication between management and the Board in order to achieve corporate goals that are aligned with shareholder interests.

        Our Board members have diverse backgrounds. From an educational standpoint, two of our directors have engineering backgrounds, two have geologic backgrounds, and three have economic and finance backgrounds. From a work experience standpoint, three of our directors' careers were spent primarily with independent oil and gas companies, one with finance and banking firms, one with a major oil and gas company, one with an oilfield service company, and one began his career primarily in banking and finance and has since devoted his career to consulting and investing in the domestic oil and gas industry. At the same time, all of our directors have extensive experience in the oil and gas industry. We believe that the breadth of our directors' experience, coupled with their diverse backgrounds, increases our Board's collective ability to lead Forest and to recognize and address risks to which Forest is exposed.

        As described in detail below, there are four committees of the Board of Directors: the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, and the Executive Committee. At the end of each quarter, the full Board reviews and ratifies the actions that each committee took during that quarter.

        The Board of Directors and its committees play an important risk oversight role at Forest. The entire Board reviews and determines Forest's overarching business strategy, the management of its balance sheet, and each year's annual business plan and budget. The business plan and budget includes our capital expenditures plan for the year. Forest's annual business plan is also the source for most of the targets used in Forest's annual incentive compensation plan, which the Board's Compensation Committee oversees.

        The Board also reviews all acquisition and disposition transactions entered into by Forest and its subsidiaries, and all transactions with a value of $25 million or more must be approved in advance by the Board. In addition, the Board has approved and adopted a Risk Management Policy governing Forest's commodity price, interest, and foreign exchange risk management, including the allowable scope and terms of hedging contracts entered into by Forest. Any variations to the Policy's mandates must be approved in advance by the Board. In furtherance of the Board's role under the Risk Management Policy, senior management provides quarterly updates to the Board regarding Forest's existing hedges, the projected production volumes corresponding to the time periods of the hedges, and any outstanding hedging targets that senior management has developed. Senior management will communicate with the Board more frequently than through its quarterly reports if, for example, a variation to the Policy's mandates is proposed.

        In addition, the Audit Committee of the Board is specifically charged with reviewing Forest's financial risk exposures, Forest's internal oil and gas reserve estimates, and the annual audit of those estimates done by Forest's independent reserve engineers. The Audit Committee reports to the full Board regarding its review and assessment of Forest's reserve estimating processes. Further, both Forest's independent auditors and Forest's internal audit department report to the Audit Committee.

        The administration of the Board's risk oversight role does not have any direct effect on the Board's leadership structure. However, we believe that the Board's structure, its committees, and the experience and diverse backgrounds of our directors all help to ensure the integrity of Forest's risk management and oversight.

Board Structure; Committee Composition; Meetings

        As of the date of this proxy statement, our Board has seven members and the following four standing committees: (1) Audit Committee; (2) Compensation Committee; (3) Executive Committee; and (4) Nominating and Corporate Governance Committee. The membership and function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. During 2011, the Board held five meetings. Each director attended at least 75% of the aggregate of all meetings of the Board and the standing committees on which he served during 2011. Directors are encouraged to attend the annual meeting of shareholders. All of the directors attended the 2011 annual meeting of shareholders, either in person or by teleconference. The following table identifies the members of the Board, the standing committees of the Board on which they serve, and the Chairman of each committee as of the date of this proxy statement.

Name of Director	Audit Committee	Compensation Committee	Executive Committee	Nominating and Corporate Governance Committee

Independent Directors:
Loren K. Carroll		X		Chair
Dod A. Fraser(1)	Chair			X
James H. Lee	X		X
James D. Lightner(2)			Chair	X
Patrick R. McDonald	X	Chair
Raymond I. Wilcox		X		X
Employee Director:
H. Craig Clark			X
Number of Meetings held in 2011	4	4	0	4

(1)
The Board has determined that Mr. Fraser is an "audit committee financial expert" as defined under the applicable SEC rules.

(2)
Mr. Lightner serves as non-executive Chairman of the Board.

        Audit Committee.    The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Forest's financial statements, Forest's compliance with legal and regulatory requirements, the independence, qualifications, and performance of Forest's independent registered public accounting firm, and the performance of Forest's internal audit function. The Audit Committee has the authority to obtain advice and assistance of, and receive appropriate funding from Forest for, outside legal counsel or other advisers as the Audit Committee deems necessary to carry out its duties. As set forth in the Corporate Governance Guidelines, no member of the Audit Committee may serve on more than three audit committees of public companies, including the Audit Committee of Forest. Among other things, the Audit Committee: appoints and determines the compensation of, and if necessary terminates and replaces, our independent registered public accounting firm; pre-approves audit services and non-audit services by our independent registered public accounting firm; reviews the scope of, process for, and results of the annual independent audit engagement; reviews and evaluates the lead position of our independent registered accounting firm; confirms that the independent registered public accounting firm is in compliance with the SEC's position rotation rules; reviews and discusses with management and the independent registered public accounting firm our annual and quarterly financial statements; reviews with management our major financial risk exposures; reviews major changes, if any, to our accounting principles and practices; reviews our disclosure controls and procedures, internal controls and internal audit function, which reports to the Audit Committee, and reviews the significant reports prepared by our internal auditors; consults with the independent registered public accounting firm regarding internal control matters and the procedures for our financial reporting processes; approves the selection of our independent petroleum engineers; meets with management and our independent petroleum engineers to review the estimates of our oil and gas reserves; establishes and maintains procedures for the receipt, retention, and treatment of complaints concerning financial matters; prepares an annual report for inclusion in our proxy statement; and annually reviews and reassesses the Audit Committee charter. The Audit Committee consults separately and jointly with the independent registered public accounting firm, persons responsible for internal audit, and management. The Audit Committee also meets separately with our independent petroleum engineers to review our reserve estimates and the methodologies used in preparing these estimates. The current members of the Audit Committee are Dod A. Fraser, who serves as chairman of the committee and has also been designated as the "audit committee financial expert," James H. Lee, and Patrick R. McDonald. The report of the Audit Committee is included in this proxy statement under the caption "Report of the Audit Committee." The Audit Committee charter is available on our website at www.forestoil.com.

        Compensation Committee.    The Compensation Committee discharges the Board's responsibilities relating to compensation of Forest's executive officers, establishes Forest's overall compensation philosophy, reviews and discusses with management the disclosures under the caption "Compensation Discussion and Analysis" for inclusion in the annual proxy statement, prepares an annual Compensation Committee report, and retains and approves the compensation of any consultants used for executive compensation issues. The principal functions of the Compensation Committee include: reviewing the compensation strategies and programs for the officers and other Forest employees; determining the individual elements and compensation of the President and Chief Executive Officer; reviewing and approving the corporate goals and objectives relevant to executive officer compensation; evaluating the performance of executive officers (either as a committee or with the other independent directors); determining the components and total compensation of these officers in accordance with the corporate goals and objectives; modify and approve Forest's peer companies and data sources for purposes of evaluating Forest's compensation competiveness and establishing the appropriate competitive positioning of the levels and mix of compensation elements; and reviewing and discussing, and making recommendations with respect to, disclosure in our proxy statement regarding the shareholder advisory votes on executive pay and the frequency of such advisory votes. The Compensation Committee also administers and determines awards under our restricted stock and stock option, bonus, and other incentive programs, and oversees our other compensation and benefit plans. The current members of the Compensation Committee are Loren K. Carroll, Patrick R. McDonald, who serves as the chairman of the committee, and Raymond I Wilcox. The report of the Compensation Committee is included in this proxy statement under the caption "Compensation Committee Report." The Compensation Committee charter is available on our website at www.forestoil.com.

        Executive Committee.    The Executive Committee, between meetings of the Board, exercises the powers of our Board, except as prohibited by law. From time to time, the Board delegates responsibility for specific matters to the Executive Committee. The current members of the Executive Committee are James D. Lightner, who also serves as the Chairman of the Board, James H. Lee, and H. Craig Clark, our Chief Executive Officer.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee assists the Board in fulfilling its responsibilities by taking a leadership role in shaping the governance structure of Forest. The Nominating and Corporate Governance Committee oversees Forest's corporate governance principles and recommends candidates to be nominated for election to the Board. The Nominating and Corporate Governance Committee identifies qualified candidates and makes recommendations to the Board for selection of the candidates for all directorships to be filled by the Board or by the shareholders at an annual or special meeting. The Nominating and Corporate Governance Committee will consider other candidates, provided they are presented in accordance with the requirements of Forest's Bylaws or with the procedures outlined below, under the caption "Consideration of Director Nominees—Shareholder Nominees." The Committee also reviews and assists with the structure and composition of other Board committees. The Nominating and Corporate Governance Committee responsibilities also include: overseeing the evaluation of the Board and the executive officers; reviewing on an annual basis, non-employee director compensation and recommending any changes to the Board; assessing the need for adoption of stock ownership guidelines; reviewing the Code of Business Conduct and Ethics for Members of the Board, and recommending proposed changes to the full Board; overseeing and approving Forest's management continuity process, and reviewing the Board's policy regarding the structure of the offices of the Chairman of the Board and Chief Executive Officer. The Nominating and Corporate Governance Committee has authority, as it deems appropriate, to retain search firms to identify director candidates and approve their compensation. The current members of the Nominating and Corporate Governance Committee are Loren K. Carroll, who serves as the chairman of the committee, Dod A. Fraser, James D. Lightner, and Raymond I. Wilcox. The Nominating and Corporate Governance Committee charter is available on our website at www.forestoil.com.

        Non-Executive Chairman.    Mr. Lightner serves as Forest's non-executive Chairman of the Board and presides at all meetings of the Board. The Corporate Governance Guidelines provide for a non-executive independent Presiding Director in the event that the Chairman of the Board also holds the position of Chief Executive Officer.

Consideration of Director Nominees

        Director Qualifications.    Our Corporate Governance Guidelines contain Board membership criteria that apply to nominees recommended by the Nominating and Corporate Governance Committee for a position on the Board. The Corporate Governance Guidelines state that the Board considers director candidates diverse in gender, ethnic background, and professional experience. However, no formal diversity policy exists, and the ultimate goal of the Guidelines for director qualifications is to select individuals for Board service having sufficiently broad skills and characteristics that taken together will assure a strong Board with wide-ranging experience and expertise in the oil and gas business and in corporate governance. All director candidates must possess the following personal characteristics and qualifications: integrity and accountability; informed judgment; financial literacy; mature confidence; and high performance standards. In addition, the Board looks for recognized achievement and reputation, an ability to contribute to specific aspects of Forest's activities, and the willingness to commit the time and effort required, including attendance at all Board meetings and committee meetings of which he or she is a member. Please see "PROPOSAL NO. 1—ELECTION OF DIRECTORS" below for a discussion of the specific experience, qualifications, attributes and skills of each director considered in determining whether such person should serve on our Board.

        The Corporate Governance Guidelines also contain standards with respect to the determination of director independence, and the Nominating and Corporate Governance Committee considers the independence standards as part of its process. In accordance with these standards, a director must have no material relationship with Forest, other than as a director, to be considered independent. The standards specify the criteria by which the independence of our directors will be determined, including strict guidelines for directors and their immediate families with respect to past employment or affiliation with us or our independent registered public accounting firm.

        Identifying and Evaluating Nominees for Directors.    The Nominating and Corporate Governance Committee is responsible for leading the search for individuals meeting the characteristics and qualifications to serve on the Board as set forth in the Corporate Governance Guidelines. In reviewing candidates, emphasis is given to educational backgrounds, professional experience, and expertise. The Nominating and Corporate Governance Committee will evaluate candidates for nomination to the Board, including candidates recommended by shareholders, and will conduct appropriate inquiries into the backgrounds and qualifications of possible candidates. The Nominating and Corporate Governance Committee may retain outside consultants, in its sole discretion, to assist in identifying director candidates, but it did not engage any outside consultants in connection with selecting the nominees for election at the 2012 annual meeting. The Nominating and Corporate Governance Committee is responsible for recommending to the Board director nominees to be presented for election at meetings of the shareholders or of the Board. Shareholders may recommend possible director nominees for consideration by the Nominating and Corporate Governance Committee as indicated below. Shareholders may also nominate candidates for election to the Board at the annual meeting of shareholders by following the provisions set forth in Forest's Bylaws. The Corporate Governance Guidelines include the qualifications and skills required for directors and are available on Forest's website at www.forestoil.com.

        The Nominating and Corporate Governance Committee recommended to the full Board that Messrs. Fraser, Lightner and McDonald be nominated to stand for re-election as Class III directors.

        Shareholder Nominees.    The Nominating and Corporate Governance Committee will consider all properly submitted shareholder recommendations of candidates for election to the Board as described above. In evaluating the recommendations of shareholders for director nominees, as with all other possible director nominees, the Nominating and Corporate Governance Committee will address the director qualification criteria described above. Any shareholder recommendations for director nominees should include the candidate's name and qualifications, as well as the shareholder's name, and should be sent in writing to Forest, in care of the Secretary, Forest Oil Corporation, 707 Seventeenth Street, Suite 3600, Denver, Colorado 80202, or faxed to 303.812.1445.

        Our Bylaws permit shareholders to nominate candidates for election to the Board at an annual meeting of shareholders. In order to nominate candidates, Forest's Bylaws provide that the proposal must be submitted in writing, in advance of the next annual meeting, in accordance with the deadlines established in the Bylaws. The nomination process is described below, under the caption "SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING."

Compensation Committee Interlocks and Insider Participation

        During 2011, the Compensation Committee consisted of the following independent directors: Loren K. Carroll; Patrick R. McDonald; and Raymond I. Wilcox. No member of the Compensation Committee is now, or at any time since the beginning of 2011 has been, employed by or served as an officer of Forest or any of its subsidiaries or had any relationships requiring disclosure with Forest or any of its subsidiaries. None of Forest's executive officers are now, or at any time have been since the beginning of 2011, a member of the compensation committee or board of directors of another entity, one of whose executive officers has been a member of Forest's Board or Compensation Committee.

Executive Sessions; Non-Executive Chairman

        The Board holds executive sessions in connection with each regular meeting of the Board outside the presence of the Chief Executive Officer or any other management directors. The Chairman of the Board (or in the event that the Chairman also holds the position of Chief Executive Officer, the Presiding Director) leads the executive sessions. As described above, under the heading "CORPORATE GOVERNANCE PRINCIPLES AND INFORMATION ABOUT THE BOARD AND ITS COMMITTEES," James D. Lightner currently serves as Chairman of the Board.

 Communications with the Board

        Shareholders and other interested parties may communicate with the Board by contacting the Chairman of the Board (or in the event that the Chairman also holds the position of Chief Executive Officer, the Presiding Director), in writing, in care of the Secretary, Forest Oil Corporation, 707 Seventeenth Street, Suite 3600, Denver, Colorado 80202. The Secretary will forward all correspondence to the Chairman, except junk mail, surveys, job inquiries, solicitations, patently offensive material, and otherwise inappropriate material. If any shareholder or third party has a complaint or concern regarding accounting, internal accounting controls, or auditing matters at Forest, they should send their complaint in writing to the Chairman of the Audit Committee in care of the Secretary at the address noted above.

Corporate Governance Guidelines and Code of Business Conduct

        Forest is committed to adhering to sound corporate governance principles. Forest has adopted codes of ethics and conduct for the directors and for the officers and employees, known as the Code of Business Conduct and Ethics for Members of the Board and the Proper Business Practices Policy, respectively. Forest also has adopted Corporate Governance Guidelines, which, in conjunction with the Certificate of Incorporation, Bylaws, and Board committee charters, form the governance framework for Forest. The Corporate Governance Guidelines are reviewed annually by the Nominating and Corporate Governance Committee. Each of the codes of ethics and conduct, the Corporate Governance Guidelines, and the Audit, Compensation and Nominating and Corporate Governance Committee charters, is available on Forest's website at www.forestoil.com, and copies may be obtained free of charge by contacting the Secretary of Forest. We also post on our website amendments to these policies and promptly disclose any waivers from these policies for our principal executive, financial, and accounting officers.

Director Indemnification and Insurance

        Forest's Restated Certificate of Incorporation limits the personal liability of our directors to the fullest extent permitted by the New York Business Corporation Law, as currently formulated or as it might be revised in the future. The Restated Certificate of Incorporation provides that a director will not be liable for damages for any breach of duty unless it is finally established that (a) the director's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, (b) the director personally gained a financial profit or other advantages to which he was not legally entitled, or (c) the director's acts violated Section 719 of the Business Corporation Law, which provides that directors who vote for, or concur in, certain types of corporate action proscribed by the Business Corporation Law will be jointly and severally liable for any injury resulting from such action.

        Forest carries Directors and Officers Liability coverage designed to insure the directors and officers of Forest and its subsidiaries against certain liabilities incurred by them in the performance of their duties. The coverage is also designed to provide reimbursement in certain cases to Forest and its subsidiaries for sums paid by them to directors and officers as indemnification for similar liability. The current program is led by the Arch Insurance Company. We paid aggregate premiums of $782,601 for this insurance during 2011. Forest has not suffered a loss and no payments have been made to Forest or its subsidiaries or to any of their directors or officers under these policies.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Forest's Bylaws provide that the members of the Board shall be divided into three classes—Class I, Class II, and Class III—whose terms of office expire at different times in annual succession. Our Bylaws allow the Board to establish the number of directors from time to time by resolution passed by a majority of the whole Board, provided that the number of directors shall not be less than six or more than 15. Currently, our Board has seven members.

        Generally, each class of directors is elected for a term expiring at the annual meeting of shareholders to be held three years after the date of their election. The Class III directors other than Mr. McDonald were elected at the 2009 annual meeting of shareholders. Until recently Mr. McDonald served as a Class I director, and he was last elected at the 2010 annual meeting of shareholders. The terms of the Class III directors will expire at the 2012 annual meeting of shareholders. Based on recommendations from the Nominating and Corporate Governance Committee, the Board has nominated three individuals—Messrs. Fraser, Lightner and McDonald—for re-election as Class III directors. The Class III director nominees will be elected for a three year term, to hold such office until our 2015 annual meeting of shareholders and until their successor is elected and qualified or until their earlier resignation or removal. Information regarding the business experience of each of the nominees is provided below.

        The Nominating and Corporate Governance Committee and the Board of Directors have evaluated the specific experience, qualifications, attributes, and skills of each nominee and director to determine that such person should serve as a director of Forest at this time. In doing so, the Nominating and Corporate Governance Committee and the Board focused primarily on the credentials described in the biographical information set forth below for each nominee or director. Particular consideration was given to the many years of experience in the oil and gas exploration and production industry or related industries of each nominee and director. The Nominating and Corporate Governance Committee and the Board believe that such experience is vital in order to quickly identify, understand, and address new trends, challenges, and opportunities for Forest.

        The Nominating and Corporate Governance Committee and the Board also identified the knowledge and understanding of corporate governance issues developed by Messrs. Carroll, Fraser, Lee, Lightner, McDonald, and Wilcox from years of service on corporate boards. In addition, with regard to Messrs. Carroll, Fraser, Lee, and McDonald, the Nominating and Corporate Governance Committee and the Board considered their extensive knowledge of corporate finance and accounting. For Mr. Carroll, the Nominating and Corporate Governance Committee and the Board considered the knowledge he brings with respect to the oilfield services industry, including insight into that industry's trends, service and equipment availability, and costs. For Mr. Fraser, consideration was given to his experience in public, private debt and equity markets and bank markets as well as his experience in mergers and acquisitions, and the valuable resource this experience provides the Board in its risk oversight function. Regarding Mr. Lee, consideration was given to his education and work experience in finance as well as his twenty-five years of experience consulting and investing in the domestic oil and gas industry including exploration and producing property acquisitions and divestitures. For Mr. Lightner, the Nominating and Corporate Governance Committee and the Board identified his geologic training and his many years of experience in forming, operating, and managing both private and large public oil and gas companies. The Nominating and Corporate Governance Committee and the Board also identified Mr. McDonald's geologic training and his extensive knowledge and experience with exploration and production companies. For Mr. Wilcox, consideration was given to his engineering training and his years of experience managing major integrated exploration and production companies, both domestic and overseas. Mr. Clark's engineering training and his experience in and understanding of virtually every functional area of oilfield operations, including engineering, exploration, production, and marketing, also were considered by the Nominating and Corporate Governance Committee and the Board, as was the in-depth knowledge of Forest's business he has developed during his years of service as our Chief Executive Officer and previously as our Chief Operating Officer.

        Each nominee has indicated that he will be available to serve as a director. In the event any nominee should become unavailable to serve as a director, any shares represented by a proxy will be voted for the remaining nominee and for any substitute nominee designated by the Board.

        The proxy holders, who have been so designated by the Board, will vote "FOR" the election of each of the three Class III nominees unless otherwise instructed in the proxy.

        Information concerning the director nominees and each of our other directors who will hold office following the annual meeting, is set forth below:

Class III Nominees—Terms Expiring at the Annual Meeting of Shareholders in 2015

        Dod A. Fraser, age 61, has been a director since 2000. Mr. Fraser is President of Sackett Partners Incorporated, a consulting company, and a member of corporate boards, since 2000. Previously, Mr. Fraser was an investment banker, a General Partner of Lazard Freres & Co. and, most recently, Managing Director and Group Executive of Chase Manhattan Bank, now JP Morgan Chase, where he led the global oil and gas group. Mr. Fraser was a board member of Smith International, Inc., an oilfield service company, and Terra Industries, Inc., a nitrogen-based fertilizer company. Mr. Fraser is a board member of Subsea 7 S.A., a sub-sea engineering and contracting company. Mr. Fraser serves as Chairman of our Audit Committee and is a member of our Nominating and Corporate Governance Committee. Mr. Fraser graduated from Princeton University with a bachelor of arts degree.

        James D. Lightner, age 59, has been a director since 2004 and has served as our non-executive Chairman of the Board since May 2008. Mr. Lightner has been Chief Executive Officer of Beacon E&P Company, an oil and gas exploration company, since its inception in 2009. Mr. Lightner was a Partner and Chief Executive Officer of Orion Energy Partners, an oil and gas exploration and production company, from its inception in August 2004 until its winding down in 2009. From 1999 to 2004, Mr. Lightner served in various capacities with Tom Brown, Inc., an oil and gas exploration and production company, including director, Chairman, Chief Executive Officer and President, until its sale to EnCana Oil & Gas (USA) Inc. in 2004. Prior to 1999, he served as Vice President and General Manager of EOG Resources, Inc., a publicly traded oil and gas exploration and production company. Mr. Lightner had been a director since November 2004 of W-H Energy Services Inc., an oil field services company, until its sale in July 2008. Mr. Lightner serves as Chairman of our Executive Committee and as a member of our Nominating and Corporate Governance Committee. Mr. Lightner received a bachelor of science degree in geology from Southern Illinois University, and a master of science degree in geology from the Australian National University.

        Patrick R. McDonald, age 54, has been a director since 2004. He was appointed as the Chief Executive Officer, President and as a Director and Chairman of the Board of Directors of Carbon Natural Gas Co. on February 14, 2011 and served as Chief Executive Officer, President and Director of its predecessor company Nytis USA since 2004. In March 2011, Mr. McDonald was elected as a director of Lone Pine Resources Inc., an oil and gas exploration, development and production company. From 1998 to 2003, Mr. McDonald served as President, Chief Executive Officer, and Director of Carbon Energy Corporation, an oil and gas exploration and production company. From 1987 to 1997 Mr. McDonald served as Chief Executive Officer, President and Director of Interenergy Corporation, a natural gas gathering, processing, and marketing company. Prior to that he worked as an exploration geologist with Texaco, Inc. where he was responsible for oil and gas exploration efforts in the Middle and Far East. Mr. McDonald is a member of our Audit Committee and serves as chairman of the Compensation Committee. He is a Certified Petroleum Geologist and is a member of the American Association of Petroleum Geologists and Canadian Society of Petroleum Geologists. Mr. McDonald received a bachelor's degree in geology and economics from Ohio Wesleyan University and an MBA in Finance from New York University.

Vote Required

        A majority of the votes cast is required to elect the Class III nominees as directors.

        THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE CLASS III NOMINEES SET FORTH ABOVE.

 CONTINUING MEMBERS OF THE BOARD:

Class I Directors—Terms Expiring at the Annual Meeting of Shareholders in 2013

        Loren K. Carroll, age 68, has been a director since 2006. Mr. Carroll served as President and Chief Executive Officer of M-I SWACO, a supplier of drilling and completion fluids and waste management products and services owned 60% by Smith International, Inc., and as Executive Vice President of Smith International, Inc., a supplier of products and services to the oil and gas, petrochemical, and other industrial markets from March 1994 until his retirement in April 2006. He initially joined Smith International in December 1984, and was serving as Executive Vice President and Chief Financial Officer when he left in 1989 and when he returned in October 1992. Mr. Carroll is a director of CGG-Veritas, a geophysical services and equipment company, and KBR, Inc., an engineering and construction company. Mr. Carroll previously served as a director of Smith International, Inc. and Fleetwood Enterprises, Inc., a producer of recreational vehicles and manufactured homes. Mr. Carroll is a member of our Compensation Committee and is Chairman of the Nominating and Corporate Governance Committee. Mr. Carroll graduated from California State University at Long Beach with a bachelor of science degree in accounting.

        Raymond. I. Wilcox, age 66, has been a director since 2009. Mr. Wilcox served as President and Chief Executive Officer of Chevron Phillips Chemical Company LLC, producers of olefins and polyolefins, aromatics, alpha olefins, styrenics and specialty chemicals, from April 2006 until his retirement in March 2008. From 2002 until 2006, Mr. Wilcox served as Vice President of Chevron Corporation, a worldwide integrated energy company, and President of Chevron North America Exploration and Production Company, an oil and gas exploration and production company. Mr. Wilcox joined Chevron in 1968 and his career covered responsibilities in the upstream, midstream and chemical segments, and included activities in North America, Indonesia, Australia, Kazakhstan, the Far East, the Middle East and Africa. Mr. Wilcox previously served as a director of Dynegy, Inc. from June 2003 until March 2006. Mr. Wilcox is a member of our Nominating and Corporate Governance Committee and our Compensation Committee. He graduated from the University of Michigan with a bachelor of science degree in mechanical engineering.

Class II Directors—Terms Expiring at the Annual Meeting of Shareholders in 2014

        H. Craig Clark, age 55, has served as our President and Chief Executive Officer and as a director of Forest since July 2003. Mr. Clark joined Forest in September 2001 and served as President and Chief Operating Officer through July 2003. Mr. Clark was employed by Apache Corporation, an oil and gas exploration and production company, from 1989 to 2001, where he served in various management positions including Executive Vice President—U.S. Operations and Chairman and Chief Executive Officer of Pro Energy, an affiliate of Apache. Mr. Clark is a member of our Executive Committee. Mr. Clark graduated from Texas A&M University with a bachelor of science degree in engineering.

        James H. Lee, age 63, has been a director since 1991. Mr. Lee has served as the Managing General Partner of Lee, Hite & Wisda Ltd., an oil and gas consulting and exploration firm, since 1984. Mr. Lee has been a director of Holly Frontier Oil Corporation, successor to Frontier Oil Corporation, a crude oil refining and wholesale marketing company, since 2000. He is a member of our Audit Committee and our Executive Committee. Mr. Lee graduated from Stanford University with a bachelor of arts degree in economics and from The Harvard Graduate School of Business Administration with an MBA.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        For the fiscal year ending December 31, 2011, our "named executive officers" were:

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  H. Craig Clark—President and Chief Executive Officer

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  Michael N. Kennedy—Executive Vice President and Chief Financial Officer

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  J.C. Ridens—Executive Vice President and Chief Operating Officer

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  Cyrus D. Marter IV—Senior Vice President, General Counsel and Secretary

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  Glen J. Mizenko—Senior Vice President, Eastern Region

  What are the objectives of Forest's compensation program?

        Forest's compensation program is administered by the Compensation Committee. The objectives of Forest's compensation program are to keep compensation consistent with Forest's strategic business and financial objectives and competitive within the oil and gas industry and to enable Forest to attract, motivate, and retain executive personnel as the Compensation Committee deems necessary to maximize return to shareholders.

  What is the compensation program designed to reward?

        Ultimately, Forest's compensation program is designed to encourage behavior and performance among Forest's key employees, including our named executive officers, that the Compensation Committee believes are in the best interest of Forest's shareholders. During 2011, the incentive portion of the compensation program was designed to reward positive annual performance with respect to (i) production, (ii) business unit or corporate department performance objectives, (iii) cash cost per unit of production, and (iv) "bankable value PV10," which is a metric designed to measure efficient growth in reserve value on a commodity price-neutral basis.

        The compensation program is also structured so as to provide each executive officer and key employee with a competitive income, to incentivize outstanding individual performance, to create meaningful incentive for this group of employees to remain at Forest and not be unreasonably susceptible to recruiting efforts by competitors of Forest, and to align the interests of this group of employees with those of Forest's shareholders. Forest has been forced to address efforts by competitors trying to persuade its employees to leave Forest in favor of positions elsewhere, and in fact Forest's former chief financial officer left Forest in December 2009, one of Forest's vice presidents left in July 2011, and one of Forest's senior vice presidents left in September 2011, all to work in the private equity arena of the oil and gas industry. Forest's compensation program and the magnitude of its specific components reflect the competitive nature of the oil and gas industry. Further, although the principles described above apply to all key employees and the design of the compensation program, the Compensation Committee also intends that outstanding individual performance by executive officers and key employees be rewarded.

  What is each element of compensation?

        Forest's compensation program, in which all employees participate, currently consists of three primary components: an annual base salary, an annual incentive bonus, and periodic grants of longer-term equity incentive awards, which may include restricted stock, phantom stock units, performance units, and, in the case of Mr. Clark, cash-based awards. Further, all U.S. employees participate in Forest's Retirement Savings Plan, or 401(k) Plan, and Forest also allows its executive officers to participate in an executive deferred compensation plan; both plans contain employer-matching provisions. All employees may also participate in the Forest Oil Corporation 1999 Employee Stock Purchase Plan, or the employee stock purchase plan, wherein Forest common stock may be purchased at a discount within limits established by the Internal Revenue Code of 1986, as amended, or the Code. Forest's executive officers participate in other benefit plans that are provided to all employees, and the officers are also reimbursed for the costs associated with tax-preparation and an annual extensive physical examination. Forest does not have employment agreements with its executive officers, but it does have severance agreements with them that provide for benefits in the event of certain defined involuntary terminations.

        The amount of base salary and annual incentive bonus awarded for our named executive officers for 2011 is stated in the Summary Compensation table on page 29. The restricted stock awards, performance units, and cash-based awards granted to the named executive officers in 2011 are shown in the 2011 Grants of Plan-Based Awards table on page 30. Information for each of the named executive officers regarding Forest's employer contribution to the 401(k) Plan and executive deferred compensation plans are described in the Summary Compensation Table, and in the Nonqualified Deferred Compensation table on page 35. The remaining limited perquisites provided to the named executive officers are described in the Summary Compensation Table and the footnotes thereto.

  Why does Forest choose to pay each element?

        The purpose of base salary is to create cash compensation for executive officers that is competitive in the industry and will enable Forest to attract, motivate, and retain capable executives. Forest chooses to pay annual incentive bonuses to ensure focus on and reward the achievement of key objectives during the applicable calendar year, because it believes that the satisfaction of the goals of its annual incentive plan, which satisfaction triggers the right to and determines the amount of the bonuses, furthers the interests of Forest's shareholders. The purpose of Forest's long-term incentives (i.e., performance units, restricted stock, phantom stock units, and cash-based awards) is to reward individual performance, align the executive officers' compensation with their contribution to the success of Forest in creating shareholder value, tie their long-term economic interest directly to those of Forest's shareholders, and encourage retention of the executive officers. Performance units (assuming the successful achievement of the performance criteria) and restricted stock also allow executive officers to have equity ownership in Forest, in addition to their direct purchases of Forest stock under the Forest employee stock purchase plan, and to share in the appreciation in value of Forest's stock over time. The annual incentive bonus and restricted stock, and phantom stock unit programs cover all employees.

        Forest's 401(k) Plan is designed to encourage all employees, including the participating named executive officers, to save for the future. Because of their higher compensation levels, our named executive officers are generally prevented from receiving what would otherwise be their full employer-match as a percentage of their salary under the 401(k) Plan. Once the maximum Forest match allowable under the 401(k) Plan has been made, the remainder of the match is contributed on behalf of the officer to the executive deferred compensation plan (if the executive elected to participate in the latter plan). Forest also reimburses the named executive officers for tax-preparation and estate or financial planning expenses and the cost of an annual extensive physical examination. Such benefits are common for executive officers in our industry. They increase the competitiveness of the total compensation package, save the executive officer's time spent on the important but time-consuming activities associated with tax preparation and estate or financial planning, and aid in retaining these key individuals.

        Finally, the equity compensation award agreements, including the cash-based award agreements, may contain a "single trigger" for accelerated vesting of such awards, which means vesting accelerates upon a change-of-control irrespective of whether the officer is terminated. Forest also has certain change-of-control severance agreements that provide for post-termination payments following a qualifying termination in connection with a change-of-control event, or what is commonly referred to as a "double trigger." Forest believes that these provisions create important retention tools for Forest, as providing for accelerated vesting of equity awards upon a change-of-control enables employees to realize value from these awards in the event that Forest undergoes a change-of-control transaction, while post-termination payments allow employees to walk away with value in the event of certain terminations of employment that were beyond their control. In addition, Forest believes that it is important to provide the named executive officers with a sense of stability, both in the middle of transactions that may create uncertainty regarding their future employment and post-termination as they seek future employment. Whether or not a change-of-control results in a termination of its officers' employment with Forest or a successor entity, Forest wants to provide its officers with certain guarantees regarding the importance of the equity incentive compensation awards they were granted prior to that change-of-control. Forest believes that change-of-control protection allows management to focus their attention and energy on the business transaction at hand without any distractions regarding the effects of a change-of-control. Likewise, post-termination payments allow management to focus their attention and energy on making the best objective business decisions that are in the interest of the company without allowing personal considerations to cloud the decision-making process. Further, Forest believes that such protections maximize shareholder value by encouraging the named executive officers to review objectively any proposed transaction in determining whether such proposed transaction is in the best interest of Forest's shareholders, whether or not the executive will continue to be employed. Executive officers at other companies in Forest's industry and the general market against which Forest competes for executive talent commonly have equity compensation plans that provide for accelerated vesting upon a change-of-control event of that company and post-termination payments, and Forest has consistently provided this benefit to the named executive officers in order to remain competitive in attracting and retaining skilled professionals in our industry. This goal is further served through the severance agreements that Forest enters into with key non-officer employees and through Forest's general severance plan, which applies to all other Forest employees.

  How does Forest determine the amount (and, where applicable, the formula) for each element?

        Base Salary.    The Compensation Committee has historically reviewed the base salaries of Forest's executive officers on roughly an annual basis. However, in August 2009, the Compensation Committee determined to freeze executive salaries in light of the continued downturn in the U.S. economy and in the oil and gas industry in particular. (The freeze did not apply to Forest employees who were not executive officers.) That freeze remained in place until August 2010, at which time the Compensation Committee determined to increase executive base salaries and to resume its schedule of annually reviewing those salaries. At its regular meeting in August 2011, the Compensation Committee reviewed and determined to increase the base salary of certain of the named executive officers.

        In analyzing the base salaries of Forest's executive officers, the Compensation Committee reviewed and discussed 2011 oil and gas industry surveys and other third-party data gathered by Forest's Vice President, Human Resources, including salary data for Forest's peer companies (described below). With respect to the available data, the Compensation Committee generally tried to set the base salary of Forest's executive officers at or near the 50th percentile of salaries of comparable executive officers at Forest's peer group of companies.

        The Compensation Committee is responsible for selecting Forest's peer group of companies, which in 2011 was used for purposes of the Committee's assessment of base salaries and under the terms of the performance unit awards granted to officers. The Compensation Committee tries to select non-integrated, oil and gas production companies that closely resemble Forest in terms of market capitalization, revenues, geographic focus, employee count, and operational challenges. The peer group of companies that the

Compensation Committee chose to consider during 2011, which did not change from the 2010 peer group, consisted of the following:

1.	Newfield Exploration Company	7.	Cimarex Energy Co.
2.	Pioneer Natural Resources Company	8.	Range Resources Corporation
3.	SM Energy Company	9.	Cabot Oil & Gas Corporation
4.	EXCO Resources, Inc.	10.	SandRidge Energy, Inc.
5.	Plains Exploration & Production Company	11.	Comstock Resources, Inc.
6.	Petrohawk Energy Corporation	12.	Quicksilver Resources Inc.

        Assuming the accuracy of Forest's compensation data and industry surveys, Mr. Clark's base salary, which was not increased during 2011, was approximately at the 50th percentile of base salaries for chief executive officers; the base salary of Mr. Kennedy was approximately at the 45th percentile of base salaries for chief financial officers following the increase in his salary in August 2011; the base salary of Mr. Ridens, which was not increased during 2011, was approximately at the 50th percentile of base salaries for chief operating officers; the base salary of Mr. Marter was approximately at the 60th percentile of base salaries for chief legal officers following the increase in his salary in August 2011; and the base salary of Mr. Mizenko was approximately at the 50th percentile of base salaries for vice presidents of business units following the increase in his salary in August 2011.

        The Compensation Committee also reviewed with Mr. Clark and Forest's Vice President, Human Resources, the responsibilities and performance of each of the executives for whom salary increases in August 2011 were considered. The salary increases approved in 2011 were based on the Compensation Committee's decision that the executive officers' individual performances, corporate performance, industry inflation, and the competitive aspects of the oil and gas industry justified the increases. With respect to Mr. Kennedy's 2011 salary increase, the Compensation Committee considered his individual performance, his leadership role over, and the strong performance of, the finance, accounting, treasury, corporate planning, and investor relations groups, his critical role in the Lone Pine Resources Inc. ("Lone Pine") initial public offering and spin-off transaction, including his serving as interim chief financial officer for Lone Pine, and the need to maintain his salary at a competitive level. With respect to Mr. Mizenko's 2011 salary increase, the Compensation Committee considered his individual performance, his role during the first half of the year in the Lone Pine initial public offering and spin-off transaction, his mid-year assumption of the leadership of Forest's Eastern business unit, and the need to maintain his salary at a competitive level. With respect to Mr. Marter's 2011 salary increase, the Compensation Committee considered his individual performance, his critical role on the Lone Pine initial public offering and spin-off transaction, his department's role in negotiating transactions in-house, and his oversight of Forest's various legal issues.

        In addition, in executive session at each of its regular meetings during 2011, the full Board of Forest reviewed and discussed the performance of Forest's entire senior management team.

        Annual Incentive Bonus.    The annual incentive bonuses for fiscal 2011 were awarded under the terms of Forest's Annual Incentive Plan for 2011, or the 2011 AIP, which was adopted by the Compensation Committee. The 2011 AIP was filed with the SEC on August 16, 2011. In general terms, the 2011 AIP was designed to meet the following objectives:

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  provide an annual incentive plan framework that was performance-driven and focused on objectives that were critical to Forest's success in 2011;

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  offer competitive cash compensation opportunities to all employees;

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  incentivize and reward outstanding achievement; and

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  incentivize the creation of new asset plays and value.

        The 2011 AIP provided for annual incentive awards determined primarily on the basis of Forest's results under specified performance measures. The framework of the 2011 AIP was similar to annual incentive plans utilized by Forest in the past. Each year, the Compensation Committee establishes the threshold, target, and outstanding (or maximum) performance levels for each performance measure and its appropriate weighting. These performance measures and their weighting are reviewed annually in light of changing Forest priorities and strategic objectives. The awards under the 2011 AIP were based upon the success of the business units and corporate staff of Forest in achieving the objectives established by the Compensation Committee and included in the plan. These goals, stated in terms of the specific performance measures, were derived in part from Forest's 2011 business plan. The Compensation Committee also maintains discretion to adjust awards up or down to account for corporate achievements and results during the year that are not captured in the performance measures.

        For 2011, performance measures were established for (i) production, (ii) business unit or corporate department performance objectives, (iii) cash cost per unit of production (Mcfe), and (iv) "bankable value PV10." The performance measures for each executive officer were tied to that officer's business unit. If the officer worked in the corporate group, the performance measures were tied to Forest as a whole, with the exception of the corporate department performance objectives, which were tied to that officer's department. In addition, the Compensation Committee provided a separate set of performance objectives to Mr. Clark.

        Cash cost per Mcfe was defined as the sum of direct operating expense and expensed workovers, but excluding ad valorem taxes, transportation expense, allocated general and administrative, or G&A, expense for the applicable business unit, and total company-wide expensed G&A costs, divided by the business unit's total net production for the year. Production was defined under the 2011 AIP as total net production, excluding royalty and other burdens; provided that adjustments were made for increased capital spending, acquisitions, and divestitures.

        The business unit and department performance objectives were individual objectives, designed specifically for each business unit and corporate department, that the Compensation Committee and Mr. Clark determined would advance Forest's interests in a meaningful fashion during 2011 and were reasonably measurable; the objectives included, e.g., the completion of the Lone Pine initial public offering and spin-off, creating new resource plays, increasing oil and natural gas liquids production and reserves, technical field studies, creating value from non-producing assets such as midstream infrastructure, and completing defined divestiture efforts. In addition, the Compensation Committee provided a separate set of performance objectives to Mr. Clark, which focused on long-term strategic planning and execution, including with respect to the Lone Pine transaction, asset rationalization, the creation of new crude oil resource plays to be done primarily in the context of directly supervising Forest's New Ventures group, increasing Forest's capabilities and technical staffing with respect to unconventional oil and gas development, industry and investor relations, governmental affairs, management succession planning and leadership development, environmental, health, and safety matters, and company-wide operational and financial performance.

        "Bankable Value PV10" was designed to measure the creation of value by the applicable business unit through the addition of proved reserves, the reduction of lease operating expense, lower well costs, lower future development capital, marketing enhancements, remedial work, and other similar efforts. The measure started with a baseline tied to the standardized measure ("SMOG") of Forest's proved reserves at December 31, 2010, and then compared that against an adjusted SMOG at December 31, 2011. Adjustments to the final SMOG were done so as to neutralize the effects of tax, added debt, increased share count, and commodity price changes during 2011. Divestitures and land investments during the year, such as the Lone Pine transaction, were also excluded from the final SMOG calculation, and acquisitions were included.

        Each participant in the 2011 AIP has a target bonus expressed as a percentage of his or her base salary. The Compensation Committee determined not to change the target bonus percentage for each named executive officer from what the percentage had been in 2010. For the named executive officers, the aggregate target percentages of salary were as follows:

Executive	Aggregate target bonus as % of salary

H. Craig Clark	100%

Michael Kennedy	75%

J.C. Ridens	75%

Cyrus Marter	60%

Glen Mizenko	60%

        The total expected pool under the 2011 AIP is equal to the sum of the target bonuses for each of the participants in the plan. However, as described below, the final size of the pool could be lower or higher than the expected amount and is dependent on the extent to which Forest and its business units satisfied the 2011 performance measures.

        With respect to each of the four performance measures under the 2011 AIP, the Compensation Committee determined a "threshold," "target," and "outstanding" (or maximum) performance level. The "threshold" level is equal to 25% of the target level and is the level at which payout under the 2011 AIP begins for the applicable performance measure. If the actual performance level for a measure is below the threshold level, no payout will occur with respect to that measure. The "target" level is that at which 100% of the expected payout for the applicable performance measure will occur. Where applicable, the target levels for the 2011 AIP performance measures correlated with production and cost projections contained in Forest's 2011 business plan. The "outstanding" level is that at which 200% of the expected payout for the applicable performance measure will occur. The maximum total bonus pool achievable under the 2011 AIP is limited to 200% of target.

        Actual performance that falls somewhere between the threshold and target levels or between the target and outstanding levels is rewarded in direct proportion to where it falls relative to the three performance level benchmarks. For example, actual performance that is higher than the target level, and reaches 20% of the difference between the target level and the outstanding level, would dictate a payout equal to 120% of the expected payout for the applicable performance measure. Actual performance that is above the threshold level, and reaches 10% of the difference between the threshold level and the target level, would dictate a payout equal to 32.5% of the expected payout for the applicable performance measure, since the threshold level represents 25% of the target level.

        The table below contains the specific performance levels for the cash costs, production, and "bankable value PV10" performance measures.

Business Unit/ Department	Threshold	Target	Outstanding

Forest (and corporate	Cash Cost—$0.639/Mcfe	Cash Cost—$0.609/Mcfe	Cash Cost—$0.548/Mcfe
departments)*	Production—139.7 Bcfe	Production—147.1 Bcfe	Production—161.8 Bcfe
	Bankable Value—5%	Bankable Value—10%	Bankable Value—15%

Eastern	Cash Cost—$0.734/Mcfe	Cash Cost—$0.699/Mcfe	Cash Cost—$0.629/Mcfe
	Production—37.5 Bcfe	Production—39.5 Bcfe	Production—43.4 Bcfe
	Bankable Value—5%	Bankable Value—10%	Bankable Value—15%

Western	Cash Cost—$0.387/Mcfe	Cash Cost—$0.360/Mcfe	Cash Cost—$0.324/Mcfe
	Production—69.2 Bcfe	Production—72.9 Bcfe	Production—80.2 Bcfe
	Bankable Value—5%	Bankable Value—10%	Bankable Value—15%

Southern	Cash Cost—$0.838/Mcfe	Cash Cost—$0.798/Mcfe	Cash Cost—$0.718/Mcfe
	Production—33.0 Bcfe	Production—34.7 Bcfe	Production—38.2 Bcfe
	Bankable Value—5%	Bankable Value—10%	Bankable Value—15%

*
Cash Cost, Production, and Bankable Value for Forest as a whole and the corporate departments reflect the cumulative performance of the Eastern, Western, and Southern business units as well as the International and New Ventures business units.

        With respect to the business unit and corporate department objectives, an achievement percentage ranging from zero to 200% will be assigned to each business unit or corporate department based on an assessment by Mr. Clark, with input from relevant senior executives, of the accomplishment of its objectives.

        Each participant's target bonus was to be paid if all of the 2011 performance measures reached the target level and the individual's contribution merited a bonus. Each performance measure represented a percentage of the total target bonus. In 2011, the weightings for each participant, as set by the Compensation Committee, were as follows: (i) 20% for cash cost, (ii) 20% for production, (iii) 20% for "bankable value PV10," and (iv) 40% for business unit or corporate department performance objectives. The specific payout for each performance measure is dictated by where the actual performance level for the measure falls in relation to the threshold, target, and outstanding benchmark levels. An individual's performance is considered in the context of the extent to which his or her performance during 2011 contributed to the overall success of Forest or, if applicable, to the success of his or her business unit or corporate department. If in the opinion of the Compensation Committee and Mr. Clark (with respect to executive officers other than himself), the individual makes a disproportionately positive contribution, his or her bonus would be adjusted upward; conversely, if the individual does not contribute appropriately, his or her bonus would be adjusted downward.

        At its regular meeting in February 2012 and in subsequent communications among the members and with Mr. Clark, the Compensation Committee reviewed the performance of Forest and its business units under the 2011 AIP. The Committee also reviewed with Mr. Clark other accomplishments during 2011, including the Lone Pine initial public offering and spin-off, the significant time-consumption that transaction represented for certain of Forest's executive officers, and the identification of new resource plays, as well as Forest's disappointing stock price performance during the year. With respect to the four performance measures, the results under the 2011 AIP were as follows:

Business Unit/Department	Cash Cost per Mcfe (% of Target)(1)	Production (% of Target)(1)	Bankable Value (% of Target)(1)	Business Unit or Department Objectives (% of Target)

Forest	0	0	0	Not applicable

All corporate departments	0	0	0	Range
(a) Treasury				90
(b) Corporate Planning and Investor Relations				120
(c) Accounting				115
(d) Legal				100

Eastern	0	179	100	96

Western	0	0	0	86

Southern	0	0	0	76

(1)
The appearance of a "0" in the column means that the threshold performance level for that measure was not met.

        The Committee reviewed with Mr. Clark, during its February 2012 regular meeting and in subsequent communications, the 2011 individual performance of each executive officer. With respect to Mr. Kennedy, the Compensation Committee considered his key role in Forest's finance efforts, his involvement in Forest's hedging program, his role in the negotiation of Forest's and Lone Pine's new credit facilities, and his significant role in the design and accomplishment of the Lone Pine initial public offering and spin-off. With respect to Mr. Ridens, the Compensation Committee considered the performance of the various business units, that Mr. Ridens assumed the additional role of leading the Western business unit at the end of the third quarter, when the senior vice president for that business unit resigned, the success of that business unit under Mr. Ridens' leadership, including with respect to the testing of new zones in the Texas Panhandle, and his assistance on Lone Pine operations. With respect to Mr. Mizenko, the Compensation Committee considered his leadership of the business development and corporate engineering department during the first half of the year, his assistance on the Lone Pine transaction, that he assumed leadership of the Eastern business unit in June, and the excellent performance of that business unit during the second half of 2011. With respect to Mr. Marter, the Compensation Committee considered his coordination of Forest's various legal matters, his significant role in the Lone Pine initial public offering and spin-off, and the performance of the Legal department with respect to staying within budget during 2011.

        Looking at Forest's performance as a whole, the calculated payout under the 2011 AIP was equal to approximately 47% of the total target payout. Taking into account Forest's other accomplishments during 2011, specifically, the Lone Pine initial public offering and spin-off and the creation of new resource plays, the Compensation Committee determined in its discretion to increase the overall payout under the 2011 AIP such that the final bonus pool equaled approximately 67% of the total target pool. Based on the performance of Forest, its business units, and the individual executive officers, the Compensation Committee approved cash bonus awards under the 2011 AIP in the aggregate amount of $1.140 million for all of the executive officers, as a group, including Mr. Clark. The Compensation Committee and the full Board (excluding Mr. Clark) reviewed Mr. Clark's performance at their regular meetings in February 2012 and in subsequent communications. The Compensation Committee granted a bonus award to Mr. Clark, which are approved and ratified by the Board, equal to approximately 34% of his year-end base salary; or, stated differently, the actual bonus award was 34% of Mr. Clark's target award.

        The other named executive officers were granted bonus awards ranging from approximately 50% to 64% of base salary; or, stated differently, the actual bonus awards ranged from approximately 67% to

107% of the officer's target award. Individual executive officer bonus awards were reviewed and approved by the Compensation Committee.

        In determining Mr. Clark's bonus under the 2011 AIP, the Compensation Committee took into account Mr. Clark's specific accomplishments during 2011, which included his leadership of efforts to grow organically Forest's production and reserves, particularly with respect to oil and natural gas liquids, his essential role in effectuating the Lone Pine initial public offering and spin-off and the resulting benefits that have accrued to Forest and its shareholders, his performance and effectiveness in regard to the development of Forest's senior management team and New Ventures group, his role in improving Forest's asset base through the acquisition of significant resource-based acreage positions in the emerging Wolfcamp Shale and Wolfbone plays in the Permian Basin area of Texas, and his focus on maintaining strong cost control. The Compensation Committee also considered Forest's disappointing stock price performance during 2011.

        The Compensation Committee establishes the target level of performance such that achievement of the target level on any financial or operating measure represents above-average performance by management. At the time target levels are established, the outcome is intended to be substantially uncertain but achievable with a high level of performance from Forest's executives. Further, the Compensation Committee intends that achievement of the "outstanding" level on any financial or operating measure be very difficult. Over the past five years, Forest has achieved performance in excess of its target levels three times, that being in 2007, 2009, and 2010. The following table shows the specific achievement percentage under AIPs, for Forest as a whole, for such years:

Year	AIP achievement percentage—total company

2007	169% of target

2008	96% of target

2009	132% of target

2010	148% of target

2011	67% of target

        Annual incentive bonus awards for executive officers in charge of business units, such as Mr. Mizenko, are calculated in accordance with the performance of their business unit, which may vary from the performance of Forest as a whole. In 2011, the calculated annual incentive bonus awards for Messrs. Clark and Ridens were based on the performance of Forest as a whole and, with respect to Mr. Clark, the individual performance objectives provided to him by the Compensation Committee; and the calculated annual incentive bonus awards for Messrs. Kennedy and Marter were based on the performance of Forest as a whole with respect to production, cash cost, and "bankable value PV10," and on the performance of their respective corporate departments (i.e., "Treasury," "Corporate Planning and Investor Relations," "Accounting," "Internal Audit," and "Information Technology" for Mr. Kennedy, and "Legal" for Mr. Marter) with respect to the business unit/corporate department objectives measure.

        Special Bonuses.    There were no special bonuses awarded for fiscal 2011.

        Long-Term Incentive Awards.    At its regular meeting in May 2011 and through subsequent communications with Mr. Clark, the Compensation Committee determined to make long-term incentive awards—equity awards—to our named executive officers (and authorized awards to all other Forest employees). The 2011 equity awards, ultimately granted in June, were based on the executive officers' performance during 2010.

        The Compensation Committee has followed the trend in our industry and in industry in general toward the granting of restricted stock (rather than stock options) to the executive officers. The Committee chose restricted stock for recent grants, because (i) the majority of Forest's competitors have shifted to restricted stock awards, or to a combination of restricted stock awards and stock option awards, and away from stock option awards only, (ii) restricted stock awards are less dilutive than stock options, and (iii) in the Committee's opinion, restricted stock provides a more effective retention incentive.

        In 2010, the Compensation Committee implemented performance unit awards for the Forest officers. The Compensation Committee again granted performance unit awards to Forest's officers in June 2011. The performance unit awards are tied to Forest's total shareholder return, or TSR, over a three-year period (in the case of the June 2011 awards, April 1, 2011 through March 31, 2014) relative to that of twelve peer companies. The peer companies selected by the Compensation Committee for purposes of the June 2011 awards are the following:

1.	Newfield Exploration Company	7.	Cimarex Energy Co.
2.	Pioneer Natural Resources Company	8.	Range Resources Corporation
3.	SM Energy Company	9.	Cabot Oil & Gas Corporation
4.	EXCO Resources, Inc.	10.	SandRidge Energy, Inc.
5.	Plains Exploration & Production Company	11.	Comstock Resources, Inc.
6.	Petrohawk Energy Corporation	12.	Quicksilver Resources Inc.

Petrohawk Energy Corporation has since been acquired and, in accordance with the terms of the performance unit award agreement for the 2010 and 2011 grants, it is no longer part of the peer group and its performance is no longer considered when determining relative TSR.

        The peer group for the performance unit awards was designed to mirror the peer companies chosen for Forest's 2011 AIP.

        Each officer's performance unit award is governed by a performance unit award agreement, the forms of which were approved by the Compensation Committee in advance and filed with the SEC on May 26, 2010. Each officer's award contains a target number of performance units, each performance unit representing a contractual right to receive one share of Forest common stock. For example, Mr. Clark's target under his June 2011 performance unit award is 58,000 performance units. Under the terms of the performance unit award agreements, at the end of the three-year performance period the recipient will earn from 200% of the target number of shares down to 0% of the target, depending on Forest's TSR performance relative to the peer companies. All payments in respect to earned performance units will be made in shares of Forest common stock no later than the 15th day of the third calendar month following the end of the three-year performance period.

        The Forest Oil Corporation 2007 Stock Incentive Plan, or the 2007 Stock Plan, contains a provision that, at the time of the June 2011 grants, limited the maximum size of any individual award under the Plan to 175,000 shares of Forest stock. Historically, this limitation did not impact the awards to Forest's officers. However, the terms of the 2007 Stock Plan require Forest to assume at the time of grant that, for purposes of the individual award cap, the maximum 200% distribution under a performance unit award will ultimately occur. Applying this interpretation, a long-term incentive award to Mr. Clark that would have been generally consistent with his prior grants would now violate the 2007 Stock Plan's limitation on individual awards. As a result, the Compensation Committee determined in June 2011 to provide that a portion of what would otherwise have been included in Mr. Clark's performance unit award and restricted stock award would instead be structured so that such portion is based on an initial cash amount, rather than a number of shares or units, and will ultimately settle in cash rather than in Forest stock. Thus, Mr. Clark received (i) a performance unit award, (ii) a restricted stock award, and (iii) a cash-based award.

Mr. Clark's cash-based award is comprised of a performance-based component (tracking the same performance criteria found in his performance unit award) and a time-based component (tracking the same timing criteria found in his restricted stock award), with each component tied to the change in Forest's stock price during the period covered by the award. A detailed description of Mr. Clark's cash-based award agreement is contained on page 32.

        The Compensation Committee is responsible for administering the 2007 Stock Plan, which was the source of the 2011 long-term incentive awards to the named executive officers (other than the time-based component of Mr. Clark's cash-based award). The awards in June 2011 were in the form of performance units, restricted stock, and, in the case of Mr. Clark, a cash-based award. The awards are governed by individual restricted stock, performance unit, and cash-based award agreements, all of which were approved in advance by the Compensation Committee. Under the terms of those agreements, the restricted stock, performance units, and the cash-based award are subject to forfeiture provisions that generally lapse 100% on the third anniversary of the date of the award, although the acceleration of vesting will occur upon a change-of-control of Forest or a termination of the executive's employment by death, disability or an involuntary termination (subject, in the case of performance units and the performance-based component of Mr. Clark's cash-based award, to satisfaction of the applicable performance goals in the case of a change-of-control or involuntary termination). If the named executive officer resigns or is terminated for unsatisfactory performance of his duties (as determined by Forest in its sole discretion) prior to the conclusion of the three years, all of the restricted shares, performance units, and the cash-based award are forfeited. There are no other qualitative and quantitative targets that impact the vesting of the restricted stock or the time-based component of Mr. Clark's cash-based award. As described above, Forest's actual TSR during the three-year performance period will dictate the number of Forest shares ultimately awarded to each officer under the June 2011 performance unit award agreements and the amount of cash awarded under the performance-based component of Mr. Clark's cash-based award.

        With respect to these long-term incentive awards, they were based on the Compensation Committee's recognition of the performance of our executive officers in Forest's operations, future growth, long-term strategic planning, stock performance, and significant transactions. The Compensation Committee also recognized the value in further aligning the interests of our officers and shareholders, and implemented the performance units as a result.

        With respect to the June 2011 grants, the Compensation Committee determined to award up to (i) 914,935 shares of restricted stock to all employees, including officers, and (ii) performance units with a cumulative target of 334,940 shares of Forest stock to Forest officers. Of that, our named executive officers, other than Mr. Clark, received an aggregate of 82,500 shares of restricted stock and performance units with a cumulative target of 125,400 shares of Forest stock. The mixture of awards to each officer consisted generally of 50% restricted stock and 50% performance units. In determining the individual awards to our named executive officers other than Mr. Clark, the Compensation Committee and Mr. Clark considered the individual's performance during 2010, the magnitude of his or her responsibilities within the Forest organization, and how critical the individual's position is in terms of retention.

        Additional awards of restricted stock and performance units were granted to certain officers other than Mr. Clark during 2011 in connection with promotions. In addition, in November 2011 all of Forest's employees other than its officers were granted an aggregate of 939,300 cash-settled phantom stock units. Lastly, performance units granted in 2010 and 2011 have been adjusted to reflect the spin-off of Lone Pine Resources Inc., in accordance with the terms of the 2007 Stock Plan.

        In determining Mr. Clark's June 2011 award under the 2007 Stock Plan, 58,000 shares of restricted stock, performance units with a target of 88,160 shares of Forest common stock, and the cash-based award with an initial stated value of $939,000, the Compensation Committee took into account his individual performance during 2010, Forest's stock performance during 2010, Forest's excellent operational results in the Texas Panhandle during 2010, the desire to make his award comparable in value to recent awards to chief executive officers at peer companies while taking into account Forest's performance relative to such peer companies, the desire to increase the economic alignment between Mr. Clark and Forest's other shareholders, and the Committee's view that Mr. Clark's leadership role at Forest is highly visible to and valued by Forest's shareholders and that his departure from Forest could be very detrimental to Forest and its shareholders. The Committee also took into account that the payout under Mr. Clark's performance units and under the performance-based component of his cash-based award could be as high as 200% and as low as 0%.

        Retirement Plans.    Forest's 401(k) Plan is designed to encourage U.S. employees, including the named executive officers, to save for the future. This compensation program generally is not linked to Forest's performance and was not so linked during 2011. The 401(k) Plan provides Forest's U.S. employees with the opportunity to contribute certain eligible earnings on a pre-tax basis to an account investing in various investment options. Employees may elect to contribute up to 80% of their eligible compensation, subject to certain limitations. Forest matches employee contributions up to a designated percentage of an employee's total eligible compensation, with Forest's contributions vesting for newly-hired employees over a period of five years. During 2011, Forest contributed a total of $82,500 to the 401(k) Plan on behalf of the named executive officers.

        Forest also has adopted an executive deferred compensation plan (the "EDC Plan"). Subject to an executive's election to participate and defer a sufficient amount of base salary into the EDC Plan, the EDC Plan allows the participant to receive into the EDC Plan the company's 401(k) matching contribution that cannot be made into the 401(k) Plan due to limits on 401(k) plans. During 2011, Forest contributed a total of $96,400 to the EDC Plan on behalf of the named executive officers.

        Forest does not maintain an active defined benefit retirement program for its employees.

        Other Benefits.    During 2011, the Compensation Committee did not make any changes to the other benefits or perquisites that the named executive officers receive at Forest. Those benefits include participation in plans available to all Forest employees, such as medical and dental plans, group term life and accidental death and dismemberment insurance plans, and short-term and long-term disability plans. Named executive officers also receive reimbursement of tax-preparation and estate or financial planning expenses and the cost of an annual extensive physical examination. Historically, the reimbursements have involved small dollar amounts, and the Compensation Committee believes that they are reasonable and consistent with, or less generous than, the compensation practices of Forest's competitors.

        In general, the severance agreements and the benefits that would flow to the executive officers in the event of an involuntary termination are explained below under "—Potential Payments Upon Termination or Change-of-Control." In addition to the rationale provided above under "—Compensation Discussion and Analysis—Why does Forest choose to pay each element?," the Compensation Committee also believes that the double-trigger change-of-control severance benefits generally provided under the severance agreements provides a sufficient level of protection for the executive officer as well as a retention incentive benefiting Forest and shareholders without creating an unreasonable obstacle to potential bona fide purchasers of Forest.

        One of the named executive officers, Mr. Clark, has a pre-2003 form of severance agreements. The "grandfathered" forms provide for defined severance benefits in the event of (i) an involuntary termination that occurs in conjunction with a change-of-control or (ii) an involuntary termination (defined to exclude from its scope a termination "for cause") that is not in conjunction with a change-of-control. Messrs. Kennedy, Ridens, Mizenko, and Marter have severance agreements that only provide for severance benefits if they suffer an involuntary termination in conjunction with a change-of-control. Whether an executive officer has a grandfathered or non-grandfathered form of severance agreement had historically been tied to when he or she first became an officer of Forest. Forest ceased using the grandfathered forms in 2003, and so officers such as Messrs. Kennedy, Ridens, Mizenko, and Marter, who were first appointed after 2003, do not have grandfathered forms. The Compensation Committee believes that the longevity and demonstrated loyalty of the officers with grandfathered forms should be taken into account and rewarded with the additional benefits contained in those forms.

        All of the severance agreements with Forest's officers contain an excise tax gross-up provision for any "golden parachute" excise taxes within the meaning of Section 280G of the Code. Based on a review of peer company disclosures, the Compensation Committee believes that the vast majority of comparable exploration and production companies continue to provide its officers with excise tax gross-up provisions in their severance agreements. The Compensation Committee believes that, at the present time, such provisions are necessary in order for Forest to recruit and retain talented officers, and the Committee does not believe it is in Forest's best interest to take the lead in responding to certain groups' calls for the elimination of such provisions.

        Forest keeps records regarding other expenses that it pays on behalf of its executive officers. If those expenses are not related to company business, they are paid directly by the officer or are reimbursed to Forest. Certain expenses that are in fact related to company business represent additional compensation.

  How does each compensation element and Forest's decisions regarding that element fit into Forest's overall compensation objectives and affect decisions regarding other elements?

        The Compensation Committee considers each element of Forest's compensation program and, when making decisions regarding specific elements, takes into account how that element fits into Forest's overall compensation objectives. The Committee also considers how that element is affected by the other elements in the program.

        At its regular meetings in February 2011, May 2011, August 2011, November 2011, and February 2012, the Compensation Committee reviewed cumulative compensation tally sheets, severance valuations, and valuations of outstanding equity awards for each of Forest's named executive officers. The tally sheets, severance valuations, and equity valuations were prepared by Forest's Vice President, Human Resources. The tally sheets describe each named executive officer's base salary, 2010 annual incentive bonus, the annual value of perquisites, the historic value of all restricted stock, stock options, and, following the initial May 2010 grant, performance units granted to and held by the officer, the annual amount of employer matching for the 401(k) Plan and the EDC Plan, and the internal pay equity among the named executive officers. The tally sheets then state the cumulative total value of these components. The severance valuations describe the severance payment and other benefits that each named executive officer would receive in the context of a termination from Forest, both in conjunction with and not in conjunction with a change-of-control. The equity valuations describe the current market value of all restricted stock, performance units, and options held by each of the named executive officers as well as the value derived by the officer through recent vesting of restricted stock or exercises of options.

        The Compensation Committee believes that the tally sheets, severance valuations, and equity valuations allow it to keep track of the on-going value and retentive quality of prior compensation grants, which in turn allows the Committee to maintain an appropriate perspective when considering current compensation decisions.

        The Compensation Committee has instructed Forest's Vice President, Human Resources, to continue to survey peer group companies and to update the tally sheets, severance valuations, and equity valuations and present the updates to the Committee on a quarterly basis. The Committee also intends to continue using these items, as well as advice from its compensation consultant, Meridian, as a means to make informed decisions regarding all of the components of Forest's compensation program.

        From a broad overview standpoint, the Compensation Committee also observed that, for 2009, 2010, and again for 2011, the quotient of Forest's total general & administrative expense (including compensation expense) divided by its total units of oil and gas production for the year is one of the lowest in the oil and gas industry. Although the Compensation Committee recognizes that a company's G&A expense per unit of production may vary for many reasons, the Committee believes that Forest's performance with respect to this measure is both noteworthy and suggests that Forest's overall compensation practices are not inconsistent with its operational performance. The Compensation Committee intends to continue monitoring in the future Forest's G&A efficiency relative to that of its peers.

  How does Forest's prior year say-on-pay vote impact its compensation practices?

        The Compensation Committee reviewed Forest's say-on-pay vote in 2011, in which approximately 81% of the votes cast were in favor of Forest's executive compensation. The Committee determined that the vote and the analyses provided by the larger proxy service advisors did not indicate any significant flaws in Forest's compensation practices and, accordingly, no changes to those practices were implemented in response to the vote. However, the Committee plans to monitor closely this year's say-on-pay vote to determine if it justifies changes to Forest's compensation practices.

  How do accounting and tax treatments of each element of compensation impact Forest's decisions to provide the named executive officers with that element of compensation?

        The Compensation Committee generally makes compensation decisions for the named executive officers that are considered appropriate for the individual's position generally in Forest's industry, what is considered competitive for that position at peer companies, his past performance and any changes in duties that the individual may experience in the near future. The resulting accounting and tax treatment to the individual or Forest from the compensation is generally a secondary consideration to the Compensation Committee's decisions regarding what is proper compensation for the individual or Forest in light of then-current circumstances. However, Forest does account for its equity compensation expenses under the rules of FASB ASC Topic 718, which requires Forest to estimate and record an expense for each award of long-term incentive compensation over the vesting period of the award. Accounting rules also require Forest to record cash compensation as an expense at the time the obligation is accrued.

        Section 162(m) of the Code and its underlying regulations pertain to the deductibility of compensation to certain named executive officers in excess of $1,000,000. Forest has adopted a policy to provide "performance-based compensation" that is exempt from the Section 162(m) of the Code limitations to the extent practicable. The 2007 Stock Plan has been approved by Forest's shareholders, and as a result, certain elements of the 2007 Stock Plan are designed to provide performance-based incentive compensation which would be fully deductible under Section 162(m) of the Code. The 2010 and 2011 performance unit grants made to our named executive officers are intended to be fully deductible under Section 162(m) of the Code. Because Section 162(m) requires shareholder approval of performance measures at least once every five years and the shareholders approved the 2007 Stock Plan in May 2007, one of the ballot items in this proxy statement requests that Forest's shareholders re-approve the performance-based compensation elements of the 2007 Stock Plan, so that Forest will continue to be entitled to deduct such compensation.

        While the deductibility of compensation is important to Forest and actions will sometimes be taken to ensure the deductibility of compensation, the Compensation Committee has also determined that some flexibility is required, notwithstanding the statutory and regulatory provisions, in negotiating and implementing incentive compensation programs. It has, therefore, retained the discretion to award some bonus payments based on non-quantitative performance measurements and other criteria that it may determine, in its discretion, from time to time, such as described with respect to the 2011 AIP.

 Compensation Committee Report

        The Compensation Committee has reviewed and discussed the foregoing "Compensation Discussion and Analysis" required by Item 402(b) of Regulation S-K with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the "Compensation Discussion and Analysis" section be included in this proxy statement and incorporated by reference into Forest's Annual Report on Form 10-K for the year ended December 31, 2011. This report is provided by the following independent directors, who comprise the Compensation Committee.

                      Patrick R. McDonald, Chairman
                      Loren K. Carroll
                      Raymond I. Wilcox

Summary Compensation Table

        The following table discloses the total compensation paid or earned by Forest's Chief Executive Officer, Chief Financial Officer, and the other three most highly paid executive officers (collectively, the "named executive officers" or "NEOs") for three years ended December 31, 2009, 2010, and 2011.

        As reflected in the table, in 2011, on average, the named executive officers' base salary accounted for approximately 18% of total compensation, non-equity incentive plan compensation (consisting of cash bonuses awarded under Forest's 2011 AIP) for services rendered in 2011 accounted for approximately 9% of total compensation, long-term equity incentive awards accounted for 71% of total compensation, and the remainder was comprised of other benefits and perquisites. The footnotes to the Summary Compensation Table provide disclosure for fiscal year 2011, unless otherwise indicated.

Name and Principal Position (a)	Year (b)	Salary ($)(c)(1)	Bonus ($)(d)(2)	Stock Awards ($)(e)(3)		Option Awards ($)(f)	Non-Equity Incentive Plan Compensation ($)(g)(4)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)(h)	All Other Compensation ($)(i)(5)(6)	Total ($)(j)

H. Craig Clark	2011	725,000	0	4,115,399	(7)	0	250,000	0	69,826	5,160,225
President and Chief	2010	668,750	0	4,219,695		0	1,000,000	0	59,954	5,948,399
Executive Officer	2009	650,000	0	1,941,515		0	900,000	0	59,319	3,550,834

Michael N. Kennedy	2011	362,500	0	1,366,002		0	240,000	0	37,697	2,006,199
Executive Vice President	2010	312,500	0	1,257,525		0	425,000	0	26,478	2,021,503
and Chief Financial	2009	218,333	0	836,860		0	275,000	0	21,182	1,351,375
Officer

J.C. Ridens	2011	450,000	0	1,502,602		0	225,000	0	47,258	2,224,860
Executive Vice President	2010	405,000	0	1,676,700		0	425,000	0	41,234	2,547,934
and Chief Operating	2009	390,000	0	798,380		0	450,000	0	33,882	1,672,262
Officer

Glen J. Mizenko	2011	323,750	0	819,601		0	225,000	0	26,946	1,395,297
Senior Vice President,
Eastern Region

Cyrus D. Marter IV	2011	375,000	0	819,601		0	200,000	0	32,298	1,426,899
Senior Vice President,	2010	355,000	0	838,350		0	375,000	0	30,221	1,598,571
General Counsel and	2009	350,000	0	399,190		0	300,000	0	32,574	1,081,764
Secretary

(1)
Amounts shown represent base salary paid for the fiscal year, as described under the caption "—Compensation Discussion and Analysis—Base Salary" above.

(2)
The named executive officers did not receive payments that would be characterized as "Bonus" payments for the fiscal year ended December 31, 2011. Cash Bonus Awards paid under Forest's 2011 AIP during the first quarter of 2012 are reflected in the column "Non-Equity Incentive Plan Compensation" and discussed in footnote (4) below.

(3)
Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures relating to service-based vesting conditions, for fiscal 2011, 2010 and 2009, respectively. The grant date fair value of the restricted stock was determined by averaging the high and low stock price of a share of Forest's common stock as published by the New York Stock Exchange on the date of grant. The grant date fair value of the performance units was determined using a process that takes into account probability-weighted shareholder returns assuming a large number of possible stock price paths (which are modeled based on inputs such as volatility and the risk-free interest rate). See "—2011 Grants of Plan-Based Awards" below. The amount shown for Mr. Clark for 2011 also includes the grant date fair value of a cash-based award, as more fully described in footnote (7) below. Further, as described in Note 6 of our Annual Report on Form 10-K, during 2011 we completed the Lone Pine initial public offering and spin-off transaction. The spin-off was accomplished by means of a special dividend of Lone Pine common stock to all of Forest's shareholders, including the Forest employees holding restricted stock awards. Thus, for financial reporting purposes the spin-off resulted in the partial settlement of all such restricted stock awards held by Forest employees, including restricted stock held by the named executive officers. The amounts shown in the "Stock Awards" column do not reflect the partial settlement in 2011 for purposes of FASB ASC Topic 718.

(4)
Amounts reflect the cash bonus awards to the NEOs under the 2011 AIP, which is discussed in further detail under the caption "—Compensation Discussion and Analysis—Annual Incentive Bonus" above. Bonus awards under the 2011 AIP were accrued and earned in 2011 and paid in the first quarter of 2012.

(5)
Amounts shown for each NEO include: (i) matching contributions to the 401(k) Plan, Mr. Clark, $16,500, Mr. Kennedy, $16,500, Mr. Ridens, $16,500, Mr. Mizenko, $16,500, and Marter, $16,500; (ii) matching contributions to the executive deferred compensation plan, Mr. Clark, $41,500, Mr. Kennedy, $12,500, Mr. Ridens, $19,500, Mr. Mizenko, $9,400, and Mr. Marter, $13,500; (iii) the taxable value of group term life insurance coverage in excess of $50,000. The amounts attributable to each such perquisite or benefit for each NEO did not exceed the greater of $25,000 or 10% of the total amount of perquisites received by the NEO.

(6)
On September 30, 2011, Forest completed the Lone Pine spin-off by means of a special dividend pursuant to which holders of Forest common stock, including Forest employees holding restricted stock awards, received .61248511 shares of Lone Pine common stock for every share of Forest common stock owned of record as of September 16, 2011. These amounts do not reflect income earned by the executives as a result of the receipt of the special stock dividend on September 30, 2011 as follows: Mr. Clark, $891,810; Mr. Kennedy, $300,742; Mr. Ridens, $363,373; Mr. Mizenko, $175,431, and Mr. Marter, $187,966.

(7)
As discussed above in "—Compensation Discussion and Analysis—Long Term Incentive Awards," in order to avoid the potential of exceeding certain share limitations set forth in the 2007 Stock Plan, Mr. Clark's 2011 restricted stock and performance unit awards were reduced significantly compared to his 2010 awards, and in lieu thereof he received a cash-based award consisting of a time-based component and a performance-based component. Of the amount shown under "Stock Awards," $469,500 represents the grant date fair value of the time-based component, and $476,774 represents the grant date fair value of the performance-based component. Although denominated in dollars and payable only in cash, both the time-based component and the performance-based component of Mr. Clark's cash-based award have been accounted for as equity-incentive awards under FASB ASC Topic 718.

2011 Grants of Plan-Based Awards

        The following table provides information about plan-based awards, including cash payouts, restricted stock, performance units, and cash-based awards granted to each of the named executive officers during 2011.

											All Other Stock Awards: Number of Shares of Stock or Units(4) (#) (i)
												All Other Option Awards: Number of Securities Underlying Options (#)(5) (j)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(3)								Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards(6) ($) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)		Target (#) (g)		Maximum (#) (h)

H. Craig Clark		181,250	725,000	1,450,000
Performance Units	06/10/11				0		88,160		176,320			0	N/A	1,596,745
Restricted Stock	06/10/11										58,000			1,572,380
Time- Based Cash Award	06/10/11					(7)	469,500	(7)		(7)				469,500
Performance-Based Cash Award	06/10/11					(8)	469,500	(8)		(8)				476,774

Michael N. Kennedy		75,000	300,000	600,000
Performance Units	06/10/11				0		38,000		76,000			0	N/A	688,252
Restricted Stock	06/10/11										25,000			677,750

J.C. Ridens		84,375	337,500	675,000
Performance Units	06/10/11				0		41,800		83,600			0	N/A	757,077
Restricted Stock	06/10/11										27,500			745,525

Glen J. Mizenko		52,500	210,000	420,000
Performance Units	06/10/11				0		22,800		45,600			0	N/A	412,951
Restricted Stock	06/10/11										15,000			406,650

Cyrus D. Marter IV		58,500	234,000	468,000	0
Performance Units	06/10/11				0		22,800		45,600			0	N/A	412,951
Restricted Stock	06/10/11										15,000			406,650

(1)
Amounts represent a range of possible cash payouts under Forest's 2011 AIP. As described under "—Compensation Discussion and Analysis" above, the Compensation Committee sets target bonus amounts at the beginning of the fiscal year under our annual incentive plan. The threshold amount shown in column (c) reflects the minimum payment level under the 2010 AIP, which is 25% of the target amount shown in column (d); however, no payments were made under this plan unless the minimum 25% performance targets were achieved. The maximum amount shown in column (e) is 200% of such target amount, which represents the maximum payment level under the 2011 AIP; however, the maximum limit for individual employees, including the NEOs, is determined by the Compensation Committee, which has discretion to increase the size of individual awards in excess of 200%. The amounts shown in columns (c), (d), and (e) are based on the NEO's December 31, 2011 salary and position. The actual amounts awarded for fiscal 2011 are set forth in the "Summary Compensation Table" in the Non-Equity Incentive Plan Compensation column.

(2)
The amounts represent the threshold, target and maximum payouts for (a) performance unit awards granted under the 2007 Stock Plan to each NEO during fiscal 2011, and (b) the cash-based award granted to Mr. Clark during fiscal 2011. Each of these awards was granted by the Compensation Committee. The restrictions on the performance unit awards lapse on the dates shown in the footnotes to the "Outstanding Equity Awards at Fiscal Year-End" table, with total payout based on relative shareholder return compared to a list of peer companies. Under the terms of the performance unit award agreements, each performance unit represents a contractual right to receive one share of Forest's common stock; provided that the actual number of shares that may be deliverable under an award will range from 0% to 200% of the number of performance units awarded, depending on Forest's relative total shareholder return in comparison to an identified peer group during the 36-month performance period ending on March 31, 2014. The payouts will be at (x) zero if Forest's relative total shareholder return ranks 11th or worse among a group of 13 companies including Forest and its 12 peer companies, (y) target (or 100% of the initial award) if Forest's relative total shareholder return is 7th, and (z) maximum (or 200% of the initial award) if Forest's relative total shareholder return is among the top three. Forest's required ranking to achieve a specified level of payout is subject to change as provided in the performance unit award agreement if the number of peer companies is reduced during the performance period. For purposes of the performance unit awards, "total shareholder return" means the annualized rate of return shareholders receive through stock price changes and the assumed reinvestment of dividends paid over the applicable 36-month performance period, and is calculated using the 20-trading day average prior to the date of grant and the end of the performance period, respectively. See footnote (7) below for a discussion of Mr. Clark's cash-based award.

(3)
In conjunction with the completion of the Lone Pine initial public offering and spin-off transaction, both the number of performance units outstanding and the grant date per unit value were adjusted in accordance with antidilution provisions provided for under Forest's 2007 Stock Plan.

(4)
Amounts represent shares of restricted stock awarded to each of the NEOs under the 2007 Stock Plan, which were approved by the Compensation Committee. The restrictions on these awards lapse on the dates shown in the footnotes to the "Outstanding Equity Awards At Fiscal Year-End" table. As reflected in the table, the restrictions generally lapse 100% on the third anniversary of the date of the award, subject to the NEO's continued employment. The restricted shares are held by Forest until the restrictions lapse; however, the NEO may exercise voting power and participate in dividends, if any, declared on Forest's common stock. During 2011 we completed the Lone Pine initial public offering and spin-off transaction, with the spin-off taking the form of a special stock dividend of shares of Lone Pine common stock to all Forest shareholders, including Forest employee's holding restricted stock awards. Thus, for financial reporting purposes the spin-off resulted in the partial settlement of all restricted stock awards held by Forest employees, including restricted stock held by the named executive officers. The amounts shown in the "All Other Stock Awards: Number of Shares of Stock or Units" column do not reflect the partial settlement in 2011 for purposes of FASB ASC Topic 718.

(5)
No stock options were awarded to the NEOs during fiscal year 2011.

(6)
The grant date fair value of the time-based component of Mr. Clark's cash award was determined in a manner consistent with the valuation of the restricted stock award granted on June 10, 2011 as the ultimate amount payable to Mr. Clark under the time-based component of the cash award will be adjusted upward or downward in proportion to the percentage increase or decrease in Forest's common stock price from the grant-date to the vest date. Similarly, the grant date fair value of the performance-based component of Mr. Clark's cash award granted on June 10, 2011 was valued in a manner consistent with the valuation of the performance-based units granted on the same date, as the ultimate amount payable to Mr. Clark for the performance-based award will be adjusted upward or downward based on the percentage increase or decrease in Forest's common stock price as well as the relative total shareholder return ranking of Forest as set forth in the agreement for the performance-based units award granted on June 10, 2011. See "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" below.

(7)
It is not possible to calculate a threshold, target or maximum payout amount for this award. The terms of this time-based component of Mr. Clark's cash-based award provide that a cash payment will be made after three years dependent on the change in value of Forest's common stock during the three-year period, as described below under the caption "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.

(8)
It is not possible to calculate a threshold, target or maximum payout amount for this award. The terms of this performance-based component of Mr. Clark's cash-based award provide that a cash payment will be made after three years dependent on the change in value of Forest's common stock during the three-year period and the total shareholder return on Forest's common stock in comparison to that of a peer group during the three-year period, as described below under the caption "—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table".

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

        The restricted stock agreements and the performance unit award agreements that govern the restricted stock and performance unit awards, respectively, made to our named executive officers during the 2011 year generally provide that the awards will remain restricted, unvested, or unearned for a period of three years from the date of grant. However, with respect to any outstanding restricted stock awards, in the event of an executive's termination due to death, disability, an involuntary termination or the occurrence of a corporate change, such awards will no longer be subject to restrictions, or will receive accelerated vesting, as applicable. With respect to the performance unit awards, (a) upon a termination due to death or disability the executive will be deemed to have earned a number of shares of Forest common stock equal to the number of initial performance units granted pursuant to the award multiplied by a fraction, the numerator of which is the number of months of the three-year performance period that the executive was employed and the denominator of which is 36, and (b) in the event of an involuntary termination or the occurrence of a corporate change, the executive will be entitled to receive a number of shares of common stock that would have been earned based on Forest's total shareholder return in comparison to its peer companies, assuming the date of termination or corporate change, as the case may be, as the last day of the performance period. In addition, in the event of a corporate change the Compensation Committee may elect, in its sole discretion, to have Forest satisfy the executive's rights in respect of any performance units, in whole or in part, by making a cash payment in lieu of shares of Forest common stock. The named executive officers have no rights to vote or receive dividend equivalents with respect to any shares covered by the performance unit awards.

        For purposes of the awards granted under the 2007 Stock Plan, an executive generally will be considered to have a "Disability" if, as a result of the executive's incapacity due to physical or mental illness, the executive has been absent from full-time performance of the executive's duties for a period of six consecutive months, and the executive has not returned to full-time employment within a thirty-day period after the executive has been given notice by Forest that his employment will be terminated due to his disability. The agreements generally define an "Involuntary Termination" as any termination that does not result from the executive's resignation, but does not include a termination as a result of death, disability, or a termination by Forest by reason of the executive's unsatisfactory performance or a final conviction of a misdemeanor involving moral turpitude or a felony. A "Corporate Change," or change-of-control, pursuant to the agreements is defined to include: (i) a merger, consolidation or other reorganization where Forest is not the surviving entity; (ii) a sale, lease or exchange of all or substantially all of Forest's assets; (iii) a dissolution or liquidation of Forest; (iv) a person or entity acquiring or gaining ownership or control of more than 50% of Forest's voting stock; or (v) the persons who were directors of Forest prior to a contested election of directors no longer constitute a majority of the board of directors following such an election.

        Mr. Clark's cash-based award agreement is comprised of time-based component and a performance-based component, both of which are denominated in dollars and payable only in cash. However, for financial reporting purposes both components have been accounted for as equity incentive plan awards under FASB ASC Topic 718, The time-based component entitles Mr. Clark to receive, on the Time-Based Award Payment Date (as defined in the agreement), an amount of cash equal to (i) the initial cash value set forth in the agreement, or $469,500, multiplied by (ii) a fraction, the numerator of which is the sum of (A) the fair market value of a share of common stock of Forest on the date immediately preceding the Time-Based Award Payment Date plus (B) the aggregate value of the dividends and other distributions paid to shareholders with respect to a share of Forest's common stock during the period beginning on the date of cash-based award agreement and ending on the Time-Based Award Payment Date, and the denominator of which shall equal $27.11 (which is the fair market value of a share of Forest's common stock on the date of the cash-based award agreement). The Time-Based Award Payment Date of Mr. Clark's Time-Based Award is the earliest of (i) June 10, 2014, (ii) the date on which a change of control of Forest occurs, and (iii) the date of the Mr. Clark's death, disability or involuntary termination form employment with Forest.

        The performance-based component of Mr. Clark's cash-based award was granted, and is considered a performance award, under Forest's 2007 Stock Incentive Plan. If the Performance-Based Award Computation Date (as defined in the agreement) is the last day of the performance period referenced in the cash-based award agreement, or if it is the date of a change of control of Forest or the date of Mr. Clark's involuntary termination, then Mr. Clark will be entitled to receive an amount of cash equal to (i) the initial cash amount set forth in the agreement, or $469,500, multiplied by (ii) a fraction, the numerator of which is the sum of (A) the fair market value of a share of common stock of Forest on the Performance-Based Award Computation Date plus (B) the aggregate value of the dividends and other distributions paid to shareholders with respect to a share of Forest's common stock during the performance period set forth in the cash-based award agreement, and the denominator of which shall equal $27.11 (which is the fair market value of a share of the Forest's common stock on the date of the cash-based award agreement). Notwithstanding the foregoing, the actual amount payable under the performance-based component of the cash-based award will range from 0% to 200% of the amount determined pursuant to the immediately preceding sentence depending on Forest's relative total shareholder return in comparison to the peer companies referenced in the performance unit award agreement granted to Mr. Clark at the same time as the cash-based award. The performance period for Mr. Clark's Performance-Based Award referenced herein is April 1, 2011 to March 31, 2014.

        If the Performance-Based Award Computation Date coincides with Mr. Clark's death or disability, then Mr. Clark will be entitled to receive an amount equal to (i) the initial cash amount set forth in the agreement, or $469,500, multiplied by (ii) a fraction, the numerator of which shall be the number of full months during the performance period during which Mr. Clark was employed by Forest (counting the month in which his termination of employment occurs as a full month), and the denominator of which is 36, multiplied by (iii) a fraction, the numerator of which shall equal the sum of (x) the fair market value of a share of Forest's common stock on the Performance-Based Award Computation Date plus (y) the aggregate value of the dividends and other distributions paid to shareholders with respect to a share of common stock during the period beginning on the date of Cash-Based Award Agreement and ending on the Performance-Based Award Computation Date, and the denominator of which shall equal $27.11.

        The payment amounts for both the time-based component and the performance-based component of Mr. Clark's cash-based award are subject to equitable and appropriate adjustment by Forest so as to prevent the dilution or enlargement of the benefit intended to be provided in the event of any dividend, stock split, reverse stock split, recapitalization (including, but not limited to, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar matters or corporate changes.

Outstanding Equity Awards At Fiscal Year-End

        The following table provides information on the current stock option, performance unit and stock award holdings by each of the named executive officers. This table includes unexercised stock options, unvested performance units, unvested restricted stock awards, unvested phantom stock unit awards that will be settled solely in cash, and cash-based awards. The vesting dates for each option grant and stock award are shown in the accompanying footnotes. The market value of the stock awards is based on the closing market price of Forest's common stock as of December 30, 2011, the last trading day in 2011, which was $13.55. The market values may not reflect the value actually realized by the named executive officers.

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(d)	Option Exercise Price ($) (e)(1)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(g)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have not Vested (#)(i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(j)

H. Craig Clark	127,844	0	N/A	10.30	02/26/13	213,500	(3)(7)	4,846,525	114,760	(5)	1,554,998
	225,872	0		9.83	07/30/13	41,040	(4)(8)	556,092	88,160	(6)	1,194,568
	225,872	0		11.09	02/25/14					(9)	614,108	(9)
	90,348	0		13.56	12/08/14

Michael N. Kennedy	11,293	0	N/A	13.56	12/08/14	72,000	(3)(10)	2,733,840	34,200	(5)	463,410
						28,120	(4)(11)	381,026	38,000	(6)	514,900

J.C. Ridens	9,997	0	N/A	11.28	04/14/14	92,500	(3)(12)	3,512,225	45,600	(5)	617,880
	15,359	0		13.56	12/08/14	13,680	(4)(13)	185,364	41,800	(6)	566,390

Glen J. Mizenko	2,188	0	N/A	13.56	12/08/14	42,000	(3)(14)	1,594,740	22,800	(5)	308,940
						7,600	(4)(15)	102,980	22,800	(6)	308,940

Cyrus D. Marter IV	11,293	0	N/A	11.09	02/25/14	45,000	(3)(16)	1,708,650	22,800	(5)	308,940
	20,328	0		13.56	12/08/14	10,640	(4)(17)	144,172	22,800	(6)	308,940
		0

(1)
In conjunction with the spin-off of Lone Pine, both the number of options outstanding and the option exercises prices were adjusted in accordance with antidilution provisions provided for under Forest's 2007 Stock Plan and 2001 Stock Incentive Plan.

(2)
Unvested options vest in equal increments of 25%, commencing on the first anniversary date of the grant, and have a term of ten years. Shares of restricted stock vest 100% on the third anniversary of the date of the award or, if earlier, upon a change-of-control and certain termination events, including involuntary termination not for cause, death or disability. Phantom stock unit awards vest 100% on the third anniversary of the date of the award or, if earlier, upon a change-of-control and certain termination events, including involuntary termination not for cause, death or disability. Forest shall pay to the employee with respect to each share of Forest's common stock covered by a phantom stock unit an amount in cash equal to the fair market value of one share of Forest's common stock determined as of the date the forfeiture restrictions lapse.

(3)
During 2011 we completed the spin-off of Lone Pine by means of a special stock dividend pursuant to which holders of Forest common stock, including employees holding restricted stock awards, received .61248511 shares of Lone Pine common stock for every share of Forest common stock owned of record as of September 16, 2011. The dividend resulted in the partial settlement of all restricted stock awards held by Forest employees, including restricted stock held by the named executive officers. The amounts shown in the "Number of Shares or Units of Stock That Have Not Vested" column do not reflect the partial settlement in 2011 for purposes of FASB ASC Topic 718.

(4)
In conjunction with the spin-off of Lone Pine, the number of phantom stock units outstanding was adjusted in accordance with the antidilution provisions provided for by the 2007 Stock Plan.

(5)
The number of units listed shows the target number of performance units outstanding. Each performance unit represents a contractual right to receive one share of Forest's common stock; provided that the actual number of shares that may be deliverable under an award will range from 0% to 200% of the number of performance units awarded, depending on Forest's relative total shareholder return in comparison to an identified peer group during the 36-month performance period ending on March 31, 2013. In conjunction with the spin-off of Lone Pine, both the number of performance units outstanding and the grant date per unit value were adjusted in accordance with antidilution provisions provided for under Forest's 2007 Stock Plan.

(6)
The number of units listed shows the target number of performance units outstanding. Each performance unit represents a contractual right to receive one share of Forest's common stock; provided that the actual number of shares that may be deliverable under an award will range from 0% to 200% of the number of performance units awarded, depending on Forest's relative total shareholder return in comparison to an identified peer group during the 36-month performance period ending on March 31, 2014. In conjunction with the spin-off of Lone Pine, both the number of performance units outstanding and the grant date per unit value were adjusted in accordance with antidilution provisions provided for under Forest's 2007 Stock Plan.

(7)
The forfeiture restrictions on Mr. Clark's unvested restricted stock will lapse as follows: 80,000 shares on May 27, 2012, 75,500 shares on May 21, 2013, and 58,000 shares on June 10, 2014.

(8)
The forfeiture restrictions on Mr. Clark's unvested phantom stock unit award will lapse on May 27, 2012, and will be settled solely in cash.

(9)
Reflects a value at December 31, 2011, of $307,054 for each of the time-based component and performance-based component of Mr. Clark's cash-based award. The performance-based component covers the three-year performance period beginning on April 1, 2011. This award consists of cash rather than shares, units or other rights, and therefore a specific number cannot be included in column (i) above.

(10)
The forfeiture restrictions on Mr. Kennedy's unvested restricted stock will lapse as follows: 12,000 shares on May 27, 2012, 12,500 shares on December 1, 2012, 22,500 shares on May 21, 2013, and 25,000 shares on June 10, 2014.

(11)
The forfeiture restrictions on Mr. Kennedy's unvested phantom stock unit awards will lapse as follows: 6,000 units on May 27, 2012, and 12,500 units on December 1, 2012, and will be settled solely in cash.

(12)
The forfeiture restrictions on Mr. Ridens' unvested restricted stock will lapse as follows: 35,000 shares on May 27, 2012, 30,000 shares on May 21, 2013, and 27,500 shares on June 10, 2014.

(13)
The forfeiture restrictions on Mr. Ridens' unvested phantom stock unit award will lapse on May 27, 2012, and will be settled solely in cash.

(14)
The forfeiture restrictions on Mr. Mizenko's unvested restricted stock will lapse as follows: 12,000 shares on May 27, 2012, 15,000 shares on May 21, 2013, and 15,000 shares on June 10, 2014.

(15)
The forfeiture restrictions on Mr. Mizenko's unvested phantom stock unit award will lapse on May 27, 2012, and will be settled solely in cash.

(16)
The forfeiture restrictions on Mr. Marter's unvested restricted stock will lapse as follows: 15,000 shares on May 27, 2012, 15,000 shares on May 21, 2013, and 15,000 shares on June 10, 2014.

(17)
The forfeiture restrictions on Mr. Marter's unvested phantom stock unit award will lapse on May 27, 2012, and will be settled solely in cash.

Option Exercises and Stock Vested

        The following table provides information, on an aggregate basis, about stock options that were exercised and restricted stock awards that vested during the fiscal year ended December 30, 2011 for each of the named executive officers.

	Option Awards			Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#)(b)(1)		Value Realized on Exercise ($)(c)(2)	Number of Shares Acquired on Vesting (#)(d)(3)	Value Realized on Vesting ($)(e)(3)(4)

H. Craig Clark	112,936	(5)	448,821	80,000	2,420,400

Michael N. Kennedy	0		0	12,000	363,060

J.C. Ridens	0		0	30,000	907,650

Glen J. Mizenko	0		0	12,000	363,060

Cyrus D. Marter IV	0		0	15,000	453,825

(1)
In conjunction with the spin-off of Lone Pine, both the number of options outstanding and the option exercises prices were adjusted in accordance with antidilution provisions provided for under Forest's 2001 Stock Incentive Plan.

(2)
The realized value is based on the difference between the market price of the shares purchased on the date of exercise and the option exercise price multiplied by the number of shares covered by the exercised option.

(3)
The number of shares and the value realized upon the lapsing of the forfeiture restrictions include shares that were surrendered by the named executive officer to Forest at the time of vesting to satisfy tax withholding requirements.

(4)
Forfeiture restrictions lapsed on May 8, 2011. The value realized was calculated by multiplying the number of shares shown in the table by $30.255, which was the mean of the high and low sales prices of Forest's common stock as listed on the NYSE on May 6, 2011.

(5)
The options exercised by Mr. Clark were set to expire on December 12, 2011.

 Pension Benefits

        We have a qualified, non-contributory defined benefit pension plan, the Forest Oil Corporation Pension Trust Agreement. Benefit accruals under this plan were suspended effective as of May 31, 1991. None of the named executive officers participate in this plan.

Nonqualified Deferred Compensation

        In addition to Forest's 401(k) Plan, which is a qualified plan within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), Forest maintains a non-qualified deferred compensation plan, the Executive Deferred Compensation Plan (the "Executive Plan"), that provides deferred compensation benefits for certain officers whose annual accumulations under the 401(k) Plan are limited by certain provisions of the Code. Under the 401(k) Plan, a participant may elect to defer up to 80% of his or her compensation and Forest makes certain specified contributions on behalf of each participant; however, the Code imposes several limitations (the "Limitations") on the amount of such deferrals and employer contributions, including the following: (i) the maximum employee elective deferral for 2011 was $16,500, and will increase to $17,000 for 2012 ($22,500 if the participant will attain at least age 50 by the end of the particular year); (ii) the maximum amount of participant compensation that may be taken into account under the 401(k) Plan was $245,000 for 2011, and will increase to $250,000 for 2012; (iii) certain employee elective deferrals and employer matching contributions must be returned to highly compensated employees or forfeited if the 401(k) Plan does not pass applicable nondiscrimination tests; and (iv) the maximum sum of employee elective deferrals and employer contributions made under the 401(k) Plan on a participant's behalf for 2011 could not exceed the lesser of 100% of compensation or $49,000 (which increases to $50,000 for 2012).

        Subject to certain conditions and restrictions, a participant may defer under the Executive Plan a portion of his or her compensation with respect to which his or her elective deferrals under the 401(k) Plan are limited as a result of the application of the Limitations. In addition, amounts deferred by a participant under the Executive Plan for a particular year will be matched under this plan by Forest based on the matching formula used in the 401(k) Plan (which, for 2011, was a dollar-for-dollar match up to 8% of compensation). The Executive Plan also allows for the participant to defer, per an election, all or a portion of his or her bonus compensation. The bonus compensation deferral election must occur prior to the start of the Plan year and is irrevocable. The Executive Plan also provides a participant with an additional employer contribution generally to compensate the participant for reductions in his or her share of employer contributions under the 401(k) Plan by reason of the application of the Limitations. The Executive Plan permits distributions only upon a termination of service, except that in-service distributions are permitted as necessary to fulfill a domestic relations order.

        The Executive Plan provides for a slate of investment options, primarily mutual funds (including the options available under the 401(k) Plan) and exchange traded funds that are selected by Forest. Participants may designate from time to time how deferred amounts are deemed to be invested among such options. As a result, the fair value of the liability recorded with respect to the deferred amounts under the Executive Plan will fluctuate due to gains and losses associated with the selected investment options. The amounts credited to participant accounts under the Executive Plan are not held in a trust, and all such amounts are subject to the claims of Forest's creditors. The Executive Plan is designed and operated in a manner that is intended to satisfy the requirements of Section 409A of the Code.

        In addition to the Executive Plan, Forest maintained two executive salary deferred compensation plans ("salary deferred compensation plans"). These plans had been frozen since December 31, 2005 for purposes of participation and any future deferrals of new compensation, and the plans are administered by the Compensation Committee. Eligibility to participate in these plans was limited to Forest's officers and directors. None of the non-employee directors elected to participate in these plans. At the time participation was elected, a participant had to specify the amount of his or her base salary and/or bonus to be deferred, as well as the time of payment. Distributions were to be made in a lump sum per the participant's election, subject to any timing restrictions otherwise applicable under Section 409A of the Code. The amounts held in these plans were credited with hypothetical investment earnings based on participant investment elections made from various investment options selected by Forest. Accounts maintained for the participants were held by a brokerage firm in a rabbi-trust. Mr. Clark, the only remaining NEO who participated, and the one other remaining participant, received their scheduled distributions in January 2011, and the plan was terminated in November 2011. These plans were not funded by Forest, and no amounts were credited with above-market earnings.

        The following table provides information concerning contributions to the Executive Plan by each of the named executive officers and by Forest and the aggregate earnings in the Executive Plan and salary deferred compensation plans during 2011:

Name (a)	Executive Contributions in Last FY ($)(b)(1)	Registrant Contributions in Last FY ($)(c)(2)	Aggregate Earnings in Last FY ($)(d)	Aggregate Withdrawals/ Distributions ($)(e)		Aggregate Balance at Last FYE ($)(f)(3)

H. Craig Clark	145,000	41,500	(21,674)	213,496	(4)	2,051,425

Michael N. Kennedy	203,125	12,500	3,037	0		428,222

J.C. Ridens	67,500	19,500	(74,026)	0		585,055

Glen J. Mizenko	145,688	9,400	(885)	0		1,108,094

Cyrus D. Marter IV	26,250	13,500	(22,707)	0		189,894

(1)
Amount contributed to the Executive Plan by each NEO is included in the amount reflected in the "Salary" column of the Summary Compensation Table above.

(2)
Amount contributed to the Executive Plan by Forest for each NEO is included in the amount reflected in the "All Other Compensation" column of the Summary Compensation Table above.

(3)
Aggregate amounts reported as compensation to each NEO in the Summary Compensation Table for fiscal years 2006 through 2010 (or that would have been reported if the individual had been an NEO during such time) are as follows: Mr. Clark, $1,025,845; Mr. Kennedy, $215,270; Mr. Ridens, $445,655; Mr. Mizenko, 30,857, and Mr. Marter, $147,770.

(4)
Pursuant to Mr. Clark's prior election, he received a lump sum distribution from his salary deferred compensation plan.

Potential Payments Upon Termination or Change-of-Control

        None of Forest's executive officers have employment agreements with Forest, and their employment may be terminated at any time at the discretion of the Board. As described below, Forest has entered into severance agreements with each of the named executive officers that provide for certain payments and other benefits if the officer's employment is terminated under certain circumstances within two years following a change-of-control and, with respect to Mr. Clark, if the officer's employment is terminated under certain circumstances other than within the two-year period following a change-of-control.

        Forest provides for the accelerated vesting of equity awards upon a single-trigger change-of-control event. Generally, Forest's severance agreements provide for only double-trigger severance benefits to the executive officers, with the exception of Mr. Clark, who continues to receive a severance benefit without a change-of-control event as originally provided in the severance agreement Forest entered into with Mr. Clark when he became an officer of Forest. The rationale for providing both the single and double-trigger benefits within the severance agreements and the equity compensation awards has been provided above in "—Compensation Discussion and Analysis."

        Severance Agreements with the NEOs.    Forest entered into severance agreements, dated December 17, 2007, with each of Messrs. Clark, Ridens, Mizenko, and Marter, which agreements were subsequently amended. In addition, Forest entered into a severance agreement with Mr. Kennedy, effective

December 1, 2009, which was subsequently amended. The terms and conditions of the severance agreements, as they may have been amended from time to time, include terms that are directed at complying with Section 409A of the Code and applicable regulations. These severance agreements provide for certain payments and benefits if the executive's employment is terminated under specified conditions, and the executive's rights upon termination will depend on the circumstances of their termination and the terms included in their severance agreement. The severance agreements with the named executive officers provide for certain payments and benefits if the executive is Involuntarily Terminated (as defined below) within two years following a change-of-control of Forest. See below for a summary of the term "change-of-control." With respect to Mr. Clark, his severance agreement also provides for certain payments and benefits if his employment is Involuntarily Terminated other than within two years after a change-of-control of Forest.

        Under the severance agreements, an executive will be considered Involuntarily Terminated if his employment is terminated by Forest for any reason other than cause, or if he resigns within 60 days after receiving notice of a "change of duties" (except that an executive will not be considered Involuntarily Terminated if the termination is as a result of death, disability, or resignation on or after attaining age 65). A "change of duties" is generally defined under the severance agreements as a significant change in the executive's authorities or duties, a reduction in the executive's annual base salary, or a diminution in employee benefits and perquisites or, in circumstances that occur within a two-year period following a change-of-control, in addition to the foregoing reasons, a "change of duties" also includes a change in the executive's principal place of employment by more than 50 miles, or a diminution in eligibility to participate in bonus, stock option, incentive award, and other compensation plans. Forest's "change of duties" definition is commonly referred to as a "Good Reason" termination at many of its peer companies. Generally, as a condition to receiving any payments under a severance agreement, the executive must release Forest in writing from all claims and causes of action arising out of the executive's employment or his termination of employment. In addition, as a condition to receiving payments and benefits under a severance agreement that are not tied to a change-of-control, Mr. Clark must agree not to compete with or solicit employees of Forest for a period of two years following his termination of employment. Each of the severance agreements with the named executive officers will expire on December 17, 2012, subject to possible extensions for successive 30-month terms. See the table, "Potential Severance Payments and Benefits Upon Termination or Change-of-Control" below, for additional information.

        Change-of-Control.    Each of the named executive officer's severance agreements includes a definition of a "change-of-control" that is intended to comply with applicable definitions and requirements of Section 409A of the Code and applicable regulations. Generally, under the agreements, a "change-of-control" means the occurrence of any one of the following types of events:

  •
  One person (or more than one person acting as a group) acquires stock ownership of Forest constituting more than 50% of the total fair market value or total voting power of Forest's stock;

  •
  A majority of the members of Forest's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board before the date of such appointment or election; or

  •
  One person (or more than one person acting as a group) acquires during a 12-month period assets from Forest that have a total gross fair market value (the value of the assets determined without regard to any liabilities associated with such assets) equal to or more than 60% of the total gross fair market value of all of the assets of Forest immediately before such acquisition.

        Severance Payments Upon a Change-of-Control.    In the event any of the named executive officers' employment with Forest is Involuntarily Terminated as described above within 24 months after the date upon which a change-of-control occurs, the executive will receive the following severance benefits under his respective severance agreement or equity award agreement:

  •
  a lump sum payment in an amount equal to 2.5 times the sum of his annual base salary and the annual bonus most recently paid (the "Cash Severance Payment");

  •
  continued coverage under Forest's medical and dental benefit plans for the executive and his spouse and his eligible dependents for a period of 30 months with respect to Mr. Clark, and 24 months with respect to Messrs. Kennedy, Ridens, Mizenko, and Marter, without any cost to the executive (this coverage will be terminated if the executive becomes eligible to receive coverage from a subsequent employer during such period);

  •
  all outstanding stock options, restricted stock, and cash-settled phantom stock units will immediately vest;

  •
  outstanding stock options will remain exercisable for a period of 12 months following the executive's last day of employment (but in no event will an option be exercisable for a longer period than the original term of the option or a shorter period than already provided for under the terms of the option);

  •
  with respect to the performance unit awards, (a) upon a termination due to death or disability, the executive will be deemed to have earned a number of shares of Forest common stock equal to the number of initial performance units granted pursuant to the award multiplied by a fraction, the numerator of which is the number of months of the three-year performance period that the executive was employed and the denominator of which is 36, and (b) in the event of an involuntary termination or the occurrence of a change-of-control, the executive will be entitled to receive a number of shares of common stock that would have been earned based on Forest's total shareholder return in comparison to its peer companies, assuming the date of termination or change-of-control, as the case may be, as the last day of the performance period. In addition, in the event of a change-of-control the Compensation Committee may elect, in its sole discretion, to have Forest satisfy the executive's rights in respect of any performance units, in whole or in part, by making a cash payment in lieu of shares of Forest common stock;

  •
  with respect to the performance-based component of Mr. Clark's cash-based award agreement, (a) upon a termination due to death or disability, Mr. Clark will be entitled to receive a payment determined by multiplying (i) the initial cash amount set forth in the agreement, or $469,500, by (ii) the percentage increase or decrease in the fair market value of a share of Forest's common stock from the date of the agreement to the date of termination (taking into account any dividends or distributions paid to shareholders on a share of common stock), and again by (iii) the fraction of the applicable performance period for which Mr. Clark was employed, and (b) in the event of an involuntary termination or the occurrence of a change-of-control, Mr. Clark will be entitled to receive a payment determined by multiplying (x) the initial cash amount set forth in the agreement, or $469,500 by (y) the percentage increase or decrease in the fair market value of a share of Forest's common stock from the date of the agreement to the date of termination (taking into account any dividends or distributions paid to shareholders on a share of common stock), and again by (iii) Forest's performance ranking percentage as determined by reference to the performance unit award agreement received by Mr. Clark at the same time as the cash-based award;

  •
  with respect to the time-based component of Mr. Clark's cash-based award agreement, upon a termination due to death or disability, upon an involuntary termination or upon the occurrence of a change-of-control, Mr. Clark will be entitled to receive a payment determined by multiplying (i) the initial cash amount specified in the agreement, or $469,500, by (ii) the percentage increase or decrease in the fair market value of a share of Forest's common stock from the date of the agreement to the termination date (taking into account any dividends or distributions paid to shareholders on a share of common stock);

  •
  any accrued benefits under non-qualified deferred compensation plans will become immediately non-forfeitable;

  •
  payment of an annual bonus pursuant to the terms of Forest's annual incentive plan, based on partial year results, which will be in an amount to be determined by the Compensation Committee on or before the date of the change-of-control; and

  •
  if any payment, distribution, or benefit, whether pursuant to the severance agreement or otherwise, is subject to the federal excise tax on "excess parachute payments," under the terms of the severance agreement Forest will be obligated to pay the executive an additional amount as may be necessary so that the executive realizes, after the payment of any income or excise tax on such additional amount, an amount sufficient to pay all such excise taxes.

        The Cash Severance Payment (plus any applicable interest as described below) will be paid on January 15, in the case of Messrs. Clark, Ridens, Mizenko, and Marter of the first calendar year following the year in which the executive's termination occurs. Mr. Kennedy's agreement, as amended, provides that the Cash Severance Payment will be paid to the executive on the date that is 60 days following his respective termination of employment. Interest on the Cash Severance Payment for Messrs. Clark, Ridens, Mizenko, and Marter (from the fifth day after the effective date of the release and based on the prime rate reported by The Wall Street Journal plus 3%) will also be paid at the time the Cash Severance Payment is paid; as soon as practicable after the executive's termination of employment, Forest will contribute the Cash Severance Payment (plus the applicable interest) to an irrevocable grantor ("rabbi") trust if the payment of the Cash Severance Payment (plus interest) will occur more than six months after the date of the executive's termination of employment. In addition, as described below, the payments and benefits and any reimbursements that may be payable to the executives under their severance agreements may be delayed for a period of six months if the payment of the amount or distribution of benefits is subject to Section 409A of the Code. Interest, if any, due to Mr. Kennedy with respect to any such required delay in the receipt of his Cash Severance Payment shall be calculated at the prime or base rate of interest announced by JPMorgan Chase Bank or its successor.

        Severance Payments Upon Termination Not Involving a Change-of-Control.    In the event Mr. Clark's employment with Forest is Involuntarily Terminated as described above other than within 24 months after the date upon which a change-of-control occurs, he will receive severance benefits including:

  •
  continued payment of his base salary for a term of 30 months (each monthly payment will be reduced by 50% if the executive obtains new employment during the term of payment); and

  •
  continued coverage under Forest's medical and dental benefit plans for the executive and his spouse and his eligible dependents throughout the term of such base salary continuation without any cost to the executive (this coverage will be terminated if the executive becomes eligible to receive coverage from a subsequent employer during such period).

        The monthly severance payment provided to Mr. Clark will be paid on the first day of each month throughout the severance period; provided, however, that the amendment to Mr. Clark's severance agreements in September 2010 now requires that the first of such monthly payments will not be made until the date that is 60 days following his termination of employment and will include all amounts that would have been paid to them during the 60-day period absent the delay in payment.

        Delayed Severance Payment Restrictions.    Among other things, Section 409A of the Code places restrictions on the timing of certain types of payments to the named executive officers and the other officers, including the payments and benefits that may be payable under each of the officers' severance agreements. As a result, the severance agreements with the named executive officers include restrictions that will delay the payment of any amount until a date that is six months after the date of the executive's termination of employment, or an earlier date to the extent such amount may be paid to the executive without being subject to additional taxes and interest under Section 409A of the Code. If the payment of any amount is delayed, the amounts of any payments that are delayed will accrue interest from the date that such payment would have been made had Section 409A of the Code and the six-month payment restrictions not applied to the actual date the amount is paid to the executive (however, interest may accrue from an earlier date as described above under—Severance Payments Upon a Change-of-Control).

        Payments Upon Retirement or Death or Disability.    If a named executive officer retires in accordance with Forest's normal retirement policies, or his employment is terminated as a result of death or disability, he will receive various benefits as reflected in the following table, which are generally available to all Forest employees. Forest's retirement policy states than an individual may retire when he has attained the age of 65, or, if earlier, after attaining age 55 but having also completed 15 years of service with Forest. Under the terms of Forest's forms of stock option, restricted stock agreements, and cash settled phantom stock unit agreements, upon death, disability, or, in the case of stock options (but not restricted stock, cash settled phantom stock units, performance units or cash-based awards), retirement, any vesting or forfeiture provisions will lapse and the executive will be entitled to receive the underlying shares and any outstanding stock options will remain exercisable for a period of 12 months. With respect to the performance unit award agreements and the cash-based award agreements, upon death or disability the executive will be entitled to receive the stock or cash, as the case may be, that he would have received assuming the date of death or disability as the end of the applicable performance period and reducing the payout by the ratio of total months employed during the performance period by the full number of months in the performance period. With respect to restricted stock, cash settled phantom stock units, performance units, and cash-based awards, Forest may, in its discretion, accelerate the vesting or lapse of forfeiture restrictions upon the retirement of the executive. In addition, upon attaining age 65 or termination of employment due to death or disability, a participant in Forest's 401(k) Plan (including a named executive officer who is a participant) will have a 100% vested interest in his accounts under such plan. Generally, the Forest benefit and incentive plans define retirement as a voluntary resignation on or after reaching age 62 and 15 years of qualifying service, although the severance agreements and Forest's 401(k) Plan provide that retirement means reaching age 65. None of the named executive officers are currently eligible to receive any retirement benefits.

        Summary of Forest's Payment Obligations and other Benefits Upon Termination of Employment.    The following table summarizes Forest's payment obligations and the continuation of benefits to the named executive officers under various termination circumstances and assumes that the termination occurred on December 31, 2011.

Termination as a Result of

	Resignation for Good Reason or Termination Without Cause(1)	Change-of- Control(2)		For Cause or Without Good Reason	Voluntary Resignation	Retirement	Death or Disability

Unpaid base salary through date of termination	x	x		x	x	x	x

Accrued but unpaid vacation	x	x		x	x	x	x

Earned but unpaid annual incentive compensation		x

Unpaid deferred compensation	x	x		x	x	x	x

Unpaid reimbursements	x	x		x	x	x	x

Multiple of (a) base salary in effect at termination plus (b) amount equal to annual incentive bonus for last year		x

Excise tax and gross up		x

Continued base salary payments(3)	x

Continued medical and dental benefits(4)	x	x				x

Full and immediate vesting under stock option agreements		x	(5)			x	x

Full and immediate vesting under restricted stock agreements	x	x	(5)				x

Full and immediate vesting under cash settled phantom stock unit agreements	x	x	(5)				x

Vesting of earned performance units	x						x

Vesting of cash-based awards	x	x	(5)				x

Retiree medical benefits(6)						x

Disability income or life insurance payments							x

(1)
Includes payments and benefits that may be available under the NEO's severance agreement if the NEO's employment is Involuntarily Terminated.

(2)
Includes payments and benefits that may be available under the NEO's severance agreement and assumes the NEO's employment is Involuntarily Terminated within 24 months after a change-of-control.

(3)
Mr. Clark has a severance agreement that provides for continued payment of his base salary for a term following the date of termination. See "Severance Payments Upon Termination Not Involving a Change-of-Control" above.

(4)
Upon a change-of-control and a termination not involving a change-of-control, Mr. Clark (and his spouse and eligible dependents) will receive these benefits for a period of up to 30 months. Upon a change-of-control, the remaining NEOs (and their spouse and eligible dependents) will receive these benefits for 24 months.

(5)
Equity awards vest upon a change-of-control regardless of termination.

(6)
Retiree medical benefits require retirement on or after reaching age 62 and 15 years of continuous qualifying service. None of the NEOs are currently eligible to receive any retirement benefits.

        Potential Severance Payments and Benefits Upon Termination or Change-of-Control.    The following table assumes that each of the named executive officers terminated employment (other than as a result of death, disability, or retirement) with Forest on December 30, 2011. On that date, the closing price of Forest's common stock was $13.55. These amounts are in addition to any benefits generally available to all U.S. employees upon a voluntary termination without cause, such as distributions from the 401(k) Plan, the payment of accrued vacation, and, subject to the terms of restricted stock and option agreements, the right to exercise or receive vested stock options, stock awards, and cash based-awards. These amounts represent our best estimates, as the actual amounts to be paid to the NEOs can only be determined on the actual date of separation.

			Long-Term Incentive Plans(2)

											Total Value of Payments and Accelerated Vesting of Shares ($)(5)
Name/	Termination or Resignation Scenario	Severance & Bonus ($)(1)	Value of Accelerated Restricted Stock ($)	Value of Accelerated Cash-Settled PSUs ($)	Value of Accelerated Performance Units ($)	Value of Cash-Based Awards ($)		Executive Deferred Compensation Plan ($)(3)	Other Benefits ($)(4)	Excise Tax & Gross-Up ($)

H. Craig Clark—President and Chief Executive Officer

Involuntary—Not Within 24 Months of a Change-of-Control		1,812,500	2,892,925	556,092	2,360,817	614,108	(6)	2,051,425	71,865	0	10,359,732

Involuntary—Within 24 Months After a Change-of-Control		4,445,329	2,892,925	556,092	2,360,817	614,108	(6)	2,051,425	71,865	0	12,992,561

Voluntary resignation(7)		0	0	0	0	0		2,051,425	0	0	2,051,425

Termination For Cause(7)		0	0	0	0	0		2,051,425	0	0	2,051,425

Michael N. Kennedy—Executive Vice President and Chief Financial Officer

Involuntary—Not Within 24 Months of a Change-of-Control		0	975,600	381,026	862,458	0		428,222	0	0	2,647,306

Involuntary—Within 24 Months After a Change-of-Control		2,000,218	975,600	381,026	862,458	0		428,222	83,707	936,514	5,667,745

Voluntary resignation(7)		0	0	0	0	0		428,222	0	0	428,222

Termination For Cause(7)		0	0	0	0	0		428,222	0	0	428,222

J.C. Ridens—Executive Vice President and Chief Operating Officer

Involuntary—Not Within 24 Months of a Change-of-Control		0	1,253,375	185,364	1,029,800	0		585,055	0	0	3,053,594

Involuntary—Within 24 Months After a Change-of-Control		2,254,877	1,253,375	185,364	1,029,800	0		585,055	83,707	707,621	6,099,799

Voluntary resignation(7)		0	0	0	0	0		585,055	0	0	585,055

Termination For Cause(7)		0	0	0	0	0		585,055	0	0	585,055

Glen J. Mizenko—Senior Vice President, Eastern Region

Involuntary—Not Within 24 Months of a Change-of-Control		0	569,100	102,980	540,645	0		1,108,094	0	0	2,320,819

Involuntary—Within 24 Months After a Change-of-Control		1,727,068	569,100	102,980	540,645	0		1,108,094	83,707	612,652	4,744,246

Voluntary resignation(7)		0	0	0	0	0		1,108,094	0	0	1,108,094

Termination For Cause(7)		0	0	0	0	0		1,108,094	0	0	1,108,094

Cyrus D. Marter IV—Senior Vice President, General Counsel and Secretary

Involuntary—Not Within 24 Months of a Change-of-Control		0	609,750	144,172	540,645	0		189,894	0	0	1,484,461

Involuntary—Within 24 Months After a Change-of-Control		1,932,752	609,750	144,172	540,645	0		189,894	83,707	630,800	4,131,720

Voluntary resignation(7)		0	0	0	0	0		189,894	0	0	189,894

Termination For Cause(7)		0	0	0	0	0		189,894	0	0	189,894

(1)
Reflects the cash benefits payable in the event of a termination under the executive's severance agreement. The amount includes the executive's annual base salary and, in the event of termination within 24 months of a change-of-control, annual bonus. Bonus amounts are based on AIP bonuses paid to the NEOs during 2011. In addition, if an executive is Involuntary Terminated within 24 months after a change-of-control, the amount includes interest for the period from January 1, 2012 to the date of payment of the severance amount (June 30, 2012 in the case of Messrs. Clark, Ridens, Mizenko and Marter) based on an interest rate (compounded annually on January 15 of each year) of 6.25% (which is 3% plus the prime rate of interest as reported in The Wall Street Journal on December 30, 2011). The amount for Mr. Kennedy also reflects a delayed payment of six months in order to comply with the requirements of Section 409A of the Code, as required by the terms of his severance agreement. In such event the severance amounts due Mr. Kennedy shall accrue interest, on a non-compounded basis, at a rate of 3.25%, which was the JPMorgan Chase Bank prime interest rate on December 30, 2011.

(2)
Reflects the value of shares of restricted stock, performance units, cash-settled phantom stock units, and the performance-based component of Mr. Clark's cash-based awards awarded under the terms of Forest's stock incentive plans, the time-based component of Mr. Clark's cash-based awards, and related agreements that would become non-forfeitable or vest, respectively, upon the indicated event. The performance unit amount represents a number of shares vested equal to 75% and 100%, respectively, of the initial performance units awarded, based on Forest's total shareholder return ranking among its peers as of December 31, 2011, for the performance periods beginning on April 1, 2010, and April 1, 2011. Each named executive officer's stock options are fully vested and, upon termination, he would have the right to exercise all vested, unexercised stock options. The amounts shown in the table are based on the closing price of a share of Forest common stock on December 30, 2011, $13.55. The NEOs will have a period of 12 months to exercise their stock options instead of the three months generally available to employees. See the caption "Outstanding Equity Awards at Fiscal Year-End" above, for details regarding the securities held by the NEOs at December 31, 2011. See footnote (6) below for an explanation of the amounts in the column titled "Value of Cash-Based Awards."

(3)
Reflects the amount payable to the NEOs under the Executive Plan and salary deferred compensation plans as of December 31, 2011.

(4)
Reflects the cost of continued medical and dental coverage for the executive, his spouse, and any dependents at least equal to the cost of such coverage had the executive not been terminated. With respect to Mr. Clark, the amount assumes this insurance coverage for 30 months following an involuntary termination and, with respect to Messrs. Kennedy, Ridens, Mizenko, and Marter, the amount assumes this insurance coverage for 24 months after an involuntary termination following a change-of-control.

(5)
Except as described in note (1) above, the amounts assume that the timing of any payment or benefit is not delayed. If Forest delays making any payment or providing any benefit as a result of a determination that a delay in any such payment or benefit is required pursuant to Section 409A of the Code, then Forest will pay interest on any delayed payment from the date the payment should have been made until the time the payment is actually made at the prime rate on a non-compounded basis (except as otherwise described in note (1) above).

(6)
Reflects a value at December 31, 2011, of $307,054 for each of the time-based component and performance-based component of the Mr. Clark's cash-based award. The performance-based component of the award covers the three-year performance period beginning on April 1, 2011.

(7)
Upon a voluntary resignation (other than under circumstances pursuant to which a NEO's employment would be considered Involuntarily Terminated as described under Severance Agreements with the NEOs above) or termination for cause, the NEO would not receive any additional payments, except: (i) amounts generally payable to any terminating employee, including accrued vacation, their vested 401(k) Plan balance, the delivery of any vested shares awarded under the stock incentive plan, and vested, unexercised options, which may be exercised for a period of three months following termination; and (ii) amounts held for their benefit under the Executive Plan and salary deferred compensation plans.

Compensation Practices and Risk

        The Compensation Committee has conducted a risk assessment of Forest's compensation policies and practices. All aspects of Forest's compensation programs, including base salary, annual incentive compensation, long-term incentive compensation, and benefits, including severance benefits payable upon involuntary termination of employment, have been reviewed in terms of the long-term best interests of shareholders. The Compensation Committee believes that Forest's executive pay practices comprise adequate financial security and incentives for executive officers to achieve the optimal short-term and long-term objectives of Forest. The Compensation Committee has concluded that Forest's compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on Forest.

Director Compensation

        Forest uses a combination of cash and equity awards to attract and retain qualified candidates to serve on the Board. During 2011 each non-employee director received an annual cash retainer of $60,000. Each non-employee member of the Board who serves on the standing committees of the Board also receives a cash retainer for such services. The Audit Committee members receive an annual cash retainer of $15,000, and the Chairman of the Audit Committee receives $30,000. Members of the other standing committees of the Board receive an annual cash retainer in the amount of $5,000, and the Chairmen of the other committees receive an amount equal to $10,000; however, members of the Executive Committee who are not Denver-area residents are paid a retainer of $15,000 instead of the other fees that would apply.

        In addition, during 2011, each non-employee director received a restricted stock award for 4,958 shares under the 2007 Stock Plan. Each award was granted on the date of the annual meeting, May 11, 2011, and reflected the number of shares of common stock (rounded to the nearest whole number) obtained by dividing $150,000 by the fair market value of a share of common stock on the date of the award. In connection with Mr. Lightner's service as non-executive Chairman of the Board, he did not receive an additional retainer or Board fees; however, in recognition of his services as non-executive Chairman of the Board, he received a special equity award for 2,479 shares of Forest restricted stock under the 2007 Stock Plan, which reflected the number of shares of common stock (rounded to the nearest whole number) obtained by dividing $75,000 by the fair market value of a share of common stock on the May 11, 2011. The shares included in the directors' restricted stock awards are subject to forfeiture restrictions that will lapse on the first anniversary of the date of the award. All non-employee directors are reimbursed by Forest for all costs incurred by them in their capacities as directors, including the costs of attending Board meetings and committee meetings.

        The following table provides information concerning compensation paid to non-employee directors for the fiscal year ended December 31, 2011. Mr. Clark, the only employee director, did not receive separate compensation for his service as a director. The non-employee directors do not participate in any non-equity incentive, retirement, pension, or nonqualified deferred compensation plans.

Name (a)	Fees Earned or Paid in Cash ($)(b)		Stock Awards ($)(c)(1)	Option Awards ($)(d)(2)	Non-Equity Incentive Plan Compensation ($)(e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(f)	All Other Compensation ($)(g)	Total ($)(h)

Loren K. Carroll(3)	75,000		150,004	0	N/A	N/A	0	225,004

Dod A. Fraser(4)	95,000		150,004	0	N/A	N/A	0	245,004

James H. Lee(5)	90,000		150,004	0	N/A	N/A	0	240,004

James D. Lightner(6)	75,000		225,006	0	N/A	N/A	0	300,006

Patrick R. McDonald(7)	100,000	(8)	150,004	0	N/A	N/A	0	250,004

Raymond I. Wilcox(9)	70,000		150,004	0	N/A	N/A	0	220,004

(1)
Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures relating to service-based vesting conditions. A discussion of the assumptions made in determining the grant date value are set forth under Note 6 to Forest's 2011 Consolidated Financial Statements that are part of Forest's Annual Report on Form 10-K for the year ended December 31, 2011.

(2)
In conjunction with the spin-off of Lone Pine, both the number of options outstanding and the option exercises prices were adjusted in accordance with antidilution provisions provided for under Forest's 2001 Stock Incentive Plan.

(3)
As of December 31, 2011, Mr. Carroll had 4,958 shares of restricted stock subject to forfeiture restrictions and 15,200 options outstanding.

(4)
As of December 31, 2011, Mr. Fraser had 4,958 shares of restricted stock subject to forfeiture restrictions and 49,079 options outstanding.

(5)
As of December 31, 2011, Mr. Lee had 4,958 shares of restricted stock subject to forfeiture restrictions and 49,079 options outstanding.

(6)
As of December 31, 2011, Mr. Lightner had 7,437 shares of restricted stock subject to forfeiture restrictions and 26,493 options outstanding.

(7)
As of December 31, 2011, Mr. McDonald had 4,958 shares of restricted stock subject to forfeiture restrictions and 37,786 options outstanding.

(8)
Amount includes an extraordinary stipend in the amount of $15,000 for the considerable time and effort Mr. McDonald spent during the first quarter of 2011 on matters related to Lone Pine.

(9)
As of December 31, 2011, Mr. Wilcox had 4,958 shares of restricted stock subject to forfeiture restrictions and no options outstanding.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes certain information, as of December 31, 2011, relating to Forest's equity compensation plans.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)		Weighted-average exercise price of outstanding options, warrants and rights (b)(1)		Number of Securities Remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	3,082,907	(2)	$14.5486	(3)	4,444,694	(4)

Equity compensation plans not approved by security holders		(5)	0			(5)

Total	3,082,907				4,444,694

(1)
In conjunction with the spin-off of Lone Pine, both the number of options outstanding and the option exercises prices were adjusted in accordance with antidilution provisions provided for under Forest's 2007 Stock Plan and 2001 Stock Incentive Plan. In addition, the number of performance and phantom stock units outstanding and the grant date per unit values were adjusted in accordance with anti-dilution provisions provided for under Forest's 2007 Stock Plan.

(2)
Includes (i) shares underlying outstanding stock options to purchase shares of Forest's common stock under Forest's 2001 Stock Incentive Plan and the 2007 Stock Plan, (ii) an aggregate of 6,080 shares issuable under phantom stock unit awards granted under the 2007 Stock Plan, and (iii) an aggregate of 1,310,240 shares issuable under performance unit awards granted under Forest's 2007 Stock Plan, and assumes a maximum payout of 200%. Under the terms of the performance unit award agreements, each performance unit represents a contractual right to receive one share of Forest common stock; provided that the actual number of shares that may be deliverable under the award will range from 0% to 200% of the number of performance units awarded, depending on Forest's relative total shareholder return in comparison to an identified peer group over a thirty-six month performance period. The amount in this column assumes the maximum 200% payout.

(3)
Amount does not reflect (i) the purchase price of shares of Forest's common stock that may be purchased pursuant to Forest's 1999 Employee Stock Purchase Plan, (ii) price of shares issuable pursuant to outstanding phantom stock units issued under the 2007 Stock Plan, or (iii) purchase price of shares issuable pursuant to outstanding performance units under the 2007 Stock Plan.

(4)
Includes shares of Forest's common stock available for issuance under (i) Forest's Employee Stock Purchase Plan, and (ii) the 2007 Stock Plan. As of December 31, 2011, 300,266 shares of common stock were available for future issuance under the Employee Stock Purchase Plan, and 4,144,428 shares of common stock were available for future issuance under the 2007 Stock Plan. Under the terms of the outstanding performance unit award agreements, each performance unit represents a contractual right to receive one share of Forest common stock; provided that the actual number of shares that may be deliverable under the award will range from 0% to 200% of the number of performance units awarded, depending on Forest's relative total shareholder return in comparison to an identified peer group over a thirty-six month performance period. This column assumes the maximum number of shares that may be issued to the respective participants under the terms of the performance unit award agreements.

(5)
As discussed above in "—Compensation Discussion and Analysis—Long Term Incentive Awards," in order to avoid the potential of exceeding certain share limitations set forth in the 2007 Stock Plan, Mr. Clark's 2011 restricted stock and performance unit awards were reduced significantly compared to his 2010 awards, and in lieu thereof he received a cash-based award consisting of a time-based component and a performance-based component. Both the time-based component and the performance-based component are accounted for as equity incentive plan awards for financial reporting purposes under FASB ASC Topic 718, even though both are denominated in dollars and payable only in cash. The grant-date fair value of the time-based component is $476,774 and, unlike the performance-based component, it was not granted pursuant to the 2007 Stock Plan and therefore has not been approved by the shareholders.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        We currently have one class of voting securities outstanding. On March 15, 2012, there were 117,655,065 shares of our common stock outstanding, with each such share being entitled to one vote.

Security Ownership of Beneficial Owners

        The following table sets forth information as of March 15, 2012 concerning persons known to Forest to be the beneficial owner of more than 5% of outstanding shares of Forest common stock. This information is based on information filed with the SEC and information provided to Forest. The number of shares beneficially owned by each person is determined by SEC rules, and the information is not necessarily indicative of beneficial ownership for other purposes. Under these rules, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)

Owl Creek Asset Management, L.P.. 640 Fifth Avenue, 20th Floor New York, NY 10019	11,322,531	(2)	9.62%

Janus Capital Management LLC 151 Detroit Street Denver, CO 80201	8,040,148	(3)	6.83%

BlackRock Inc. 40 East 52nd Street New York, NY 10022	6,071,532	(4)	5.16%

(1)
Based on 117,655,065 shares of common stock outstanding as of March 15, 2012.

(2)
As reported on a Schedule 13G filed on January 23, 2012, Owl Creek Asset Management, L.P. has shared voting and shared dispositive power with respect to all 11,322,531 shares.

(3)
As reported on a Schedule 13G filed on February 14, 2012, Janus Capital Management LLC has sole voting and sole dispositive power with respect to 1,652,398 of these shares, and shared voting and shared dispositive power with respect to 6,387,750 of these shares.

(4)
As reported on Schedule 13G filed on February 13, 2012, BlackRock Inc. has sole voting and sole dispositive power with respect to all 6,071,532 shares.

Security Ownership of Management

        The following table shows, as of March 15, 2012, the number of shares of Forest common stock beneficially owned by:

  •
  Forest's directors and the director nominees;

  •
  the executive officers of Forest named in the Summary Compensation Table under the caption "Executive Compensation"; and

  •
  all Forest directors and all executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. As described above, under these rules, beneficial ownership includes any shares as to which the person has shared or sole voting power or investment power and also any shares that such person has the right to acquire within 60 days after March 15, 2012 through the exercise of any option or other rights.

	Amount and Nature of Beneficial Ownership

Name of Beneficial Owner	Common Stock Beneficially Owned	Options Currently Exercisable Within 60 Days(1)	Total Stock and Stock-Based Holdings	Percent of Class(2)

Loren K. Carroll	17,678	15,200	32,878	*

H. Craig Clark	487,741	669,936	1,157,677	*

Dod A. Fraser	25,613	49,079	74,692	*

Michael N. Kennedy	152,410	11,293	163,703	*

James H. Lee	24,533	49,079	73,612	*

James D. Lightner	75,523	26,493	102,016	*

Cyrus D. Marter IV	124,197	31.621	155,818	*

Glen J. Mizenko	102,792	2,188	104,980	*

Patrick R. McDonald	20,678	37,786	58,464	*

J.C. Ridens	192,751	25,356	218,107	*

Raymond I. Wilcox	20,265	0	20,265	*

All current directors and executive officers as a group (14 persons, including 11 named above)	1,485,689	950,525	2,436,214	2.07%

*
The percentage of shares beneficially owned does not exceed one percent of the outstanding shares of the class.

(1)
Reflects the number of shares that could be acquired as of May 14, 2012 through the exercise of stock options under the terms of Forest's stock plans and option agreements.

(2)
Based on 117,655,065 shares of common stock outstanding as of March 15, 2012.

Stock Ownership Guidelines

        The Board has adopted stock ownership guidelines for directors and officers of Forest. The guidelines, as described below, are intended to further align the financial interests of our directors and officers with that of our shareholders.

        Director Stock Ownership Guidelines.    The ownership guidelines for directors provide that each director is encouraged to own a number of shares of Forest common stock equal in value to five times Forest's annual cash retainer for directors. The ownership level should be achieved by the later of

December 31, 2015 or five years after the director is first appointed or elected, and should be maintained for all periods thereafter as long as such director remains on the Board.

        Officer Stock Ownership Guidelines.    The officer stock ownership guidelines provide that certain officers of Forest and its affiliates, as set forth in the guidelines or as may otherwise be determined by the Nominating and Corporate Governance Committee, are expected to hold an amount of stock equal in value to a multiple of two to five times their base salary, depending on their position and responsibilities. Of our named executive officers, our Chief Executive Officer is expected to hold stock equal in value to five times his base salary, whereas the other named executive officers are expected to hold an amount of stock equal in value to three times their respective base salaries. Current officers to whom the guidelines apply must achieve the prescribed ownership level by December 31, 2015. Officers to whom the guidelines become applicable in the future are expected to achieve the prescribed holdings within five years of the date on which the guidelines become applicable to them.

PROPOSAL NO. 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement.

        As more fully described under the heading "Executive Compensation—Compensation Discussion and Analysis," our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. We believe that the various elements of our executive compensation program work together to promote our goal of ensuring that total compensation should be related both to Forest and individual performance.

        Shareholders are urged to read the "Compensation Discussion and Analysis" section of this proxy statement, beginning on page 14, which discusses how our executive compensation policies implement our compensation philosophy, and the remainder of the "Executive Compensation" section of this proxy statement, which contains tabular information and narrative discussion about the compensation of our named executive officers, for additional details about our executive compensation programs. The Compensation Committee and the Board believe that these policies are effective in implementing our compensation philosophy and in achieving its goals.

        We are asking our shareholders to indicate their support for our executive compensation as described in this proxy statement. This proposal gives our shareholders the opportunity to express their views on our named executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our shareholders to approve, on an advisory basis, the following resolution:

  "RESOLVED, that Forest's shareholders hereby approve, on an advisory (non-binding) basis, the compensation paid to Forest's named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative disclosure."

        This vote is advisory only, and therefore not binding on Forest, the Compensation Committee or our Board of Directors. Moreover, the outcome of the vote does not create any fiduciary obligations for our Board of Directors or our officers. However, our Board and our Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote in making future compensation decisions.

 Vote Required

        Approval of the compensation of the named executive officers requires the affirmative vote of a majority of the votes cast.

        THE BOARD RECOMMENDS A VOTE "FOR" THE ADVISORY RESOLUTION APPROVING, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF FOREST'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K.

 PROPOSAL NO. 3—RE-APPROVAL OF PERFORMANCE MEASURES UNDER THE
FOREST OIL CORPORATION 2007 STOCK INCENTIVE PLAN

        At the meeting, you will be asked to re-approve the performance measures that apply to performance awards granted under the Forest Oil Corporation 2007 Stock Incentive Plan, or the 2007 Stock Plan. In order for such awards to qualify as performance based awards under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, shareholders must re-approve the performance measures, which is required every five years. Shareholders are not being asked to approve any amendments to the 2007 Stock Plan or to approve the 2007 Stock Plan itself under this proposal, but are only asked to re-approve the performance measures included in the plan for compliance with Section 162(m) of the Code.

 Reasons for Proposal

        Shareholder re-approval of the performance measures is required for Forest to fully deduct the amount or value of the performance awards, as permitted under Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the deduction available to public companies for compensation paid to its chief executive officer and certain other executive officers (these individuals are referred to as "covered employees"). This limitation does not apply, however, to "performance-based compensation" as defined under Section 162(m) of the Code.

        Performance awards granted under the 2007 Stock Plan are intended to qualify as performance-based compensation that would be fully deductible under Section 162(m) of the Code. To qualify, the performance award must be subject to performance measures established by a committee or subcommittee comprised solely of two or more outside directors of Forest (in our case, the Compensation Committee). In addition, the performance measures must be disclosed to and approved by the shareholders of Forest. Further, subsequent to the original approval of the performance measures, the performance measures must be disclosed to and re-approved by the shareholders of Forest no later than the first meeting of shareholders that occurs in the fifth year following the year in which shareholders previously approved the performance measures. The 2007 Stock Plan was originally approved by shareholders of Forest at a special meeting held on June 5, 2007. If shareholder approval of the performance measures is not obtained at the 2012 annual meeting of stockholders, performance awards granted under the 2007 Stock Plan subsequent to the annual meeting will be subject to the $1 million deduction limit, which would result in additional cost to Forest to the extent amounts of compensation paid to covered employees are not deductible.

        For purposes of Section 162(m), the material terms that shareholders must approve include (i) the group of employees whose compensation would be subject to the performance measures; (ii) the business measurements on which each of the performance goals is based; and (iii) the maximum amounts payable to any executive officer under each performance award.

Group of Employees Subject to the Performance Measures

        The group of Forest employees who receive compensation subject to performance goals consists of officers who hold an office of vice president or higher, including all of the "executive officers" as that term is defined in SEC rules. The executive officers are listed annually in the Company's Annual Report on

Form 10-K filed with the SEC. Although U.S. federal tax laws limit deductibility for compensation paid to the Company's chief executive officer and the three highest compensated officers to $1,000,000, to the extent that such compensation is not "performance based," the approved performance measures will be applied to all officers in the office of vice president or higher.

Performance Measures under the 2007 Stock Plan

        The performance measures applicable to awards under the 2007 Stock Plan that qualify as performance awards under section 162(m) of the Code are as follows:

  •
  the price of a share of common stock;

  •
  Forest's earnings per share;

  •
  Forest's market share;

  •
  the market share of a business unit designated by the Compensation Committee;

  •
  sales by Forest or a business unit;

  •
  the net income (before or after taxes) of Forest or any business unit designated by the Compensation Committee;

  •
  the cash flow or return on investment of Forest or any business unit designated by the Compensation Committee;

  •
  the earnings before or after interest, taxes, depreciation and/or amortization of Forest or any business unit designated by the Compensation Committee;

  •
  the economic value added;

  •
  the return on capital, assets or shareholders' equity achieved by Forest;

  •
  the total shareholders' return achieved by Forest; or

  •
  a combination of any of the foregoing.

The performance measures may be made subject to adjustment for specified significant extraordinary items or events, and may be absolute, relative to one or more other companies, or relative to one or more indices, and may be contingent upon future performance of Forest or any affiliate, division or department thereof.

Maximum Amounts Payable

        The 2007 Stock Plan contains a provision limiting the maximum amount of shares of common stock that may be subject to awards for options (including incentive stock options), restricted stock, performance awards, or phantom stock, granted to any one individual in any calendar year, and the maximum amount of compensation that may be paid under any performance award denominated in cash to any one individual in any calendar year (including the fair market value of any shares of common stock paid in satisfaction of such performance awards). The 2007 Stock Plan also contains a provision to equitably adjust the maximum amount of common stock subject to an award for options, restricted stock, performance awards or phantom stock that may be granted to any one individual in any calendar year in the event of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Forest's common stock occurring after an award is granted. Currently, the maximum number of shares of common stock that may be subject to such stock-based awards granted to any one individual in any given year, as adjusted to reflect the Lone Pine spin-off, is 266,000. The maximum amount of cash that may be subject to an award denominated in cash that may be granted to any one individual in a given year is $2,000,000.

Vote Required

        Re-approval of performance measures under the Forest Oil Corporation 2007 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast.

        THE BOARD RECOMMENDS A VOTE "FOR" RE-APPROVAL OF PERFORMANCE MEASURES UNDER THE FOREST OIL CORPORATION 2007 STOCK INCENTIVE PLAN.

 Summary of the 2007 Stock Plan

        Set forth below is a summary of the principal terms of the 2007 Stock Plan, other than the terms addressed above in Proposal No. 3, and other related information. The summary is qualified in its entirety by reference to the full text of the 2007 Stock Plan, as amended, attached to this proxy statement as Annex A.

  General

        Eligibility and Participation.    All employees, consultants and directors of Forest and its affiliates are eligible to participate in the 2007 Stock Plan. The selection of those eligible persons who will receive awards under the 2007 Stock Plan is within the discretion of its administrators. As of March 15, 2012, approximately 447 individuals were potentially eligible to participate in the 2007 Stock Plan, including six non-employee directors.

        Number of Shares Subject to the 2007 Stock Plan.    Following the adjustment resulting from the Lone Pine spin-off, the aggregate maximum number of shares of common stock that may be issued under the 2007 Stock Plan is 8,713,767. Of that amount, 6,120,089 shares of common stock (including options exercisable for shares of common stock and the maximum number of shares issuable pursuant to performance unit awards) have been issued under the 2007 Stock Plan as of March 15, 2011. These share limitations may be adjusted upon a reorganization, stock split, recapitalization, or other change in our capital structure. Such an adjustment took place in connection with the Lone Pine spin-Off. Awards made under the 2007 Stock Plan that terminate or expire unexercised or are forfeited, and shares surrendered in payment of the purchase price of an award or withheld for payment of applicable taxes, will generally become available for future awards under the plan.

        Administration.    The Compensation Committee has full authority, subject to the terms of the 2007 Stock Plan, to establish rules and regulations for the proper administration of the 2007 Stock Plan, to select the eligible persons to whom awards may be granted, and to set the date of grant, the type of award that shall be made and the other terms of the awards. Our Board has all of the powers under the 2007 Stock Plan that have been granted to the Compensation Committee. Thus, the Board may, among other things, grant awards under the 2007 Stock Plan. In addition, the Compensation Committee may from time to time, in its sole discretion, delegate to our Chief Executive Officer the administration of the 2007 Stock Plan, including the right to grant awards, insofar as such administration and power to grant awards relates to any person who is not subject to Section 16 of the Exchange Act. Such delegation may be effective only so long as the Chief Executive Officer is a director of Forest, and the Compensation Committee may revoke the delegation at any time. The Compensation Committee, in its sole discretion, may place any conditions and restrictions on the powers delegated to the Chief Executive Officer. In the event of a conflict in a determination or interpretation under the 2007 Stock Plan as between the Compensation Committee and our Chief Executive Officer, the determination or interpretation of the Compensation Committee will be conclusive.

        Term of 2007 Stock Plan.    The 2007 Stock Plan became effective as of February 1, 2007, upon the approval of the plan at a special meeting of shareholders held in May 2007. No awards may be granted under the 2007 Stock Plan after February 1, 2017, and the 2007 Stock Plan will terminate thereafter once all awards have been satisfied, exercised or expire. The Board in its discretion may terminate the 2007

Stock Plan at any time with respect to any shares of common stock for which awards have not previously been granted.

  Stock Options

        Awards.    The Compensation Committee may award stock options to eligible persons, at which time it will determine:

  •
  the term of each option at the date of grant (but not more than 10 years) and the conditions under which such option may be earlier terminated;

  •
  the exercise price, which can be no less than the fair market value of the shares on the date the option is granted;

  •
  subject to the limitations described above, the number of shares for which an option is granted; and

  •
  the status of each option granted to an employee as either an incentive stock option or a non-statutory stock option.

        Except for adjustments for certain changes in our common stock, the Compensation Committee may not, without the approval of our shareholders, amend any outstanding option or stock appreciation right to lower the purchase or exercise price of the underlying option or stock appreciation right, or cancel, replace or exchange any outstanding option or stock appreciation right for (i) cash, (ii) any award other than an option, or (iii) an option or stock appreciation right having a lower exercise price.

        Payment.    The exercise price may, at the discretion of the Compensation Committee, be paid in cash, other shares of Forest common stock, or by a combination of cash and shares of common stock. Additionally, stock appreciation rights may be granted to optionees in conjunction with stock options granted under the 2007 Stock Plan. Stock appreciation rights give the holder, among other things, the right to a payment in cash, shares of common stock, or a combination thereof, in an amount equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of the common stock on the exercise date over the option exercise price. The 2007 Stock Plan also allows the Compensation Committee, in its discretion, to establish procedures pursuant to which an optionee may affect a cashless exercise of an option.

        Transferability.    An incentive stock option is not transferable other than by will or the laws of descent and distribution or as otherwise permitted under the Code, and may be exercised during the employee's lifetime only by the employee or his or her guardian or legal representative. A non-statutory stock option is not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, or with the consent of the Compensation Committee.

  Restricted Stock

        Awards, Transfer Restrictions and Forfeiture.    The Compensation Committee may award restricted stock to eligible persons, at which time shares of common stock will be issued or delivered without any payment (other than for any payment amount determined by the Compensation Committee in its discretion). However, such shares will be subject to certain restrictions on the disposition thereof and subject to forfeiture and surrender under terms determined by the Compensation Committee. The Compensation Committee may provide that the restrictions on disposition and the obligations to forfeit the shares will lapse based on the following:

  •
  satisfaction of the performance measures;

  •
  the holder's continued employment or continued service as a consultant or director for a specified period;

  •
  the occurrence of any event or the satisfaction of any other condition specified by the Compensation Committee in its sole discretion; or

  •
  a combination of any of these factors.

        Upon the grant of a restricted stock award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all the rights of a shareholder of Forest with respect to such shares, including voting rights and the right to receive dividends and other distributions paid with respect to such shares. The Compensation Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to restricted stock awards, including but not limited to rules pertaining to the effect of the termination of employment or service as a consultant or a director of a recipient of restricted stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

        Non-Discretionary Director Awards.    Non-employee directors receive certain automatic restricted stock awards under the 2007 Stock Plan, and the timing and size of such grants are determined as follows: (1) each non-employee director who is elected to the Board for the first time will receive, on the date of his or her election, a restricted stock award covering a number of shares of common stock equal to the quotient (rounded to the nearest whole number) obtained by dividing $150,000 by the fair market value of a share of common stock on the date of such election; and (2) as of the date of each annual meeting of shareholders in each year that the 2007 Stock Plan is in effect, each non-employee director who is then in office and who is not entitled to receive (and who has not, during the period beginning on the January 1 next preceding the date of such annual meeting and ending on the date of such annual meeting, received) a grant as described in clause (1) will receive a restricted stock award covering a number of shares of common stock equal to the quotient (rounded to the nearest whole number) obtained by dividing $150,000 by the fair market value of a share of common stock on the date of such annual meeting. The Board, in its discretion, may elect to grant a phantom stock award in lieu of the foregoing restricted stock award, which phantom stock award will provide the non-employee director the right to acquire an equivalent number of shares of common stock as the non-employee director would otherwise have been entitled to receive under such restricted stock award as described in the previous sentences. The phantom stock award may also, in the discretion of the Board, include the right to receive dividend equivalents. Each restricted stock award and restricted stock award granted to non-employee directors will be subject to certain transfer restrictions and obligations to forfeit and surrender such shares as may be determined in the discretion of the Compensation Committee prior to the date of grant of the award.

        Accelerated Vesting.    The Compensation Committee may, in its discretion, fully vest any outstanding restricted stock award as of a date determined by the Compensation Committee, but, except in connection with a corporate change as discussed below, the Compensation Committee may not take any action to vest a restricted stock award that has been granted to a covered employee (within the meaning of section 162(m) of the Code) if such award has been designed to meet the exception for performance-based compensation under section 162(m) of the Code.

        Other Terms and Conditions.    The Compensation Committee may establish other terms and conditions for the issuance of restricted stock under the 2007 Stock Plan.

  Performance Awards

        Awards.    The Compensation Committee may, in its sole discretion, grant performance awards that may be denominated and/or paid in cash, shares of common stock, or a combination thereof. With respect to such awards, the Compensation Committee will establish the maximum number of shares of common stock subject to, or the maximum value of, each performance award and the performance period over which the performance applicable to the award will be measured. A performance award terminates if the recipient's employment or service as a consultant or director of Forest and its affiliates terminates during the applicable performance period, except as otherwise determined by the Compensation Committee. The receipt of cash or shares of common stock pursuant to a performance award is contingent upon satisfaction by Forest, or any affiliate, division or department thereof, of performance targets established by the Compensation Committee either (1) prior to the beginning of the performance period, or (2) within 90 days after the beginning of the performance period if the outcome of the performance targets is substantially uncertain at the time the targets are established, but not later than the date that 25% of the performance period has elapsed. The performance targets are based on the performance measures set forth above.

        The Compensation Committee may, in its sole discretion, provide for an adjustable performance award value based upon the level of achievement of performance measures and/or provide for a reduction in the value of a performance award during the performance period.

        Payment.    Following the end of the performance period, the Compensation Committee will determine and certify in writing the amount payable to the holder of the performance award, not to exceed the maximum number of shares subject to, or the maximum value of, the performance award, based on the achievement of the performance measures for such performance period. Payment may be made in cash, shares of common stock or a combination thereof, as determined by the Compensation Committee. Such payment may be made in a lump sum or in installments as prescribed by the Compensation Committee. If a performance award covering shares of common stock is to be paid in cash, then such payment will be based on the fair market value of such stock on the payment date or such other date as may be specified by the Compensation Committee.

  Phantom Stock Awards

        Phantom stock awards under the 2007 Stock Plan are awards of rights to receive shares of common stock (or the fair market value thereof), or rights to receive amounts equal to share appreciation over a specific period of time. Such awards vest over a period of time established by the Compensation Committee, without satisfaction of any performance criteria or objectives. The Compensation Committee may, in its discretion, require payment or other conditions of the recipient of a phantom stock award. A phantom stock award may include a stock appreciation right that is granted independently of a stock option. Payment by Forest with respect to a phantom stock award may be made in cash (based on the fair market value of common stock), shares of common stock, or a combination thereof. Payment may be made in a lump sum or in installments as prescribed by the Compensation Committee. A phantom stock award will terminate if the recipient's employment or service as a consultant or director of Forest and its affiliates terminates during the applicable vesting period, except as otherwise determined by the Compensation Committee.

  Corporate Change and Other Adjustments

        The 2007 Stock Plan provides that, upon a corporate change, as defined below, the Compensation Committee may accelerate the vesting of options and stock appreciation rights, cancel options and stock appreciation rights and cause Forest to make payments in respect thereof in cash, or adjust the outstanding options and stock appreciation rights as appropriate to reflect such corporate change (including, without limitation, adjusting an option or stock appreciation right to provide that the number and class of shares of stock covered by such award will be adjusted so that the award will thereafter cover securities of the surviving or acquiring corporation or other property (including cash) as determined by the Compensation Committee). Effective upon the consummation of a corporate change, the Compensation Committee may adjust the outstanding restricted stock awards as appropriate to reflect such corporate change or fully vest such outstanding restricted stock awards and, upon such vesting, all restrictions applicable to such restricted stock will terminate. The 2007 Stock Plan provides that a corporate change occurs if (1) Forest is dissolved and liquidated, (2) Forest is not the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity), (3) Forest sells, leases or exchanges all or substantially all of its assets,

(4) any person, entity or group acquires or gains ownership or control of more than 40% of the outstanding shares of Forest's voting stock, or (5) after a contested election of directors, the persons who were directors before such election cease to constitute a majority of the Board.

        The maximum number of shares that may be issued under the 2007 Stock Plan, the maximum number of shares that may be issued under the 2007 Stock Plan as incentive stock options, and the maximum number of shares that may be issued to any one individual and the other individual award limitations, as well as the number and price of shares of common stock or other consideration subject to an award under the 2007 Stock Plan, will be appropriately adjusted in the event of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of common stock occurring after an award is granted.

  Amendments

        The Board may from time to time amend the 2007 Stock Plan; however, any change that would impair the rights of a participant with respect to an award theretofore granted will require the participant's consent. Further, without the prior approval of the shareholders, the Board may not amend the 2007 Stock Plan to change the class of eligible individuals, increase the number of shares of common stock that may be issued under the 2007 Stock Plan, increase the number of shares of common stock that may be issued under the 2007 Stock Plan through incentive stock options, or amend or delete the provisions of the 2007 Stock Plan that prevent the Compensation Committee from amending any outstanding option contract to lower the option price (or cancel and replace any outstanding option contract with an option contract having a lower option price).

U.S. Federal Income Tax Aspects of the 2007 Stock Plan

        The following is a brief summary of the general federal income tax consequences, as of the date hereof, to Forest and to U.S. taxpayers of awards granted under the 2007 Stock Plan. The discussion does not address state, local or foreign income tax rules or other U.S. tax provisions, such as employment, estate or gift taxes. A participant's particular situation may be such that some variation of the basic rules is applicable to the participant. In addition, the federal income tax laws and regulations frequently have been revised and may be changed again at any time.

        Non-Statutory Stock Options and Stock Appreciation Rights.    No taxable income is reportable when a non-statutory stock option, or NSO, or a stock appreciation right, or SAR, is granted. Upon exercise, generally, the participant will have ordinary income equal to the fair market value of the underlying shares of common stock on the exercise date minus the exercise price. Any gain or loss upon the disposition of the common stock received upon exercise will be capital gain or loss to the participant.

        Incentive Stock Options.    No taxable income is reportable when an incentive stock option, or ISO, is granted or exercised (except for participants who are subject to the alternative minimum tax who may be required to recognize income in the year in which the ISO is exercised). If the optionee exercises the ISO and sells the underlying shares more than two years after the grant date and more than one year after the exercise date, the excess of the sale price over the exercise price will be taxed as capital gain or loss. If the optionee exercises the ISO and sells the shares before the two- or one-year holding periods, the optionee will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the ISO.

        Restricted Stock (Including Non-Discretionary Director Restricted Stock Awards).    A recipient of restricted stock will not have taxable income upon the grant unless the recipient elects to be taxed at that time. Instead, generally, the recipient will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares received, minus any amount paid for the shares.

        Performance Awards and Phantom Stock Awards.    A recipient of a performance award or a phantom stock award generally will not have taxable income upon the grant. Whether a performance award or phantom stock award is paid in cash or shares of common stock, the individual will have ordinary income equal to the amount of any cash paid and the fair market value of any shares of common stock either at the time the performance award or the phantom stock award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a performance award or a phantom stock award prior to the actual issuance of shares under the award will be compensation income to the employee.

        Section 280G/4999 of the Code.    Awards that are granted, accelerated or enhanced upon the occurrence of a change of control may give rise, in whole or in part, to "excess parachute payments" within the meaning of Section 280G and Section 4999 of the Code and, to such extent, will be non-deductible by the Company and subject to a 20% excise tax payable by the participant.

        Tax Effect on Forest.    Forest generally will receive a tax deduction for any ordinary income recognized by a participant in respect of an award under the 2007 Stock Plan (for example, upon the exercise of a NSO). In the case of ISOs that meet the requirements described above, the optionee will not recognize ordinary income; therefore, Forest will not receive a deduction. Special rules limit the deductibility of compensation paid to Forest's CEO and to each of its three most highly compensated executive officers (other than the CEO and CFO) whose compensation is required to be disclosed pursuant to Item 402 of SEC Regulation S-K. Under Section 162(m) of the Code, the annual compensation paid to each of the covered officers may not be deductible to the extent that it exceeds $1 million. The deductibility of compensation over $1 million can be preserved if Proposal No. 3 is approved by our shareholders. The 2007 Stock Plan has been designed to permit the Compensation Committee to grant awards that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m).

Inapplicability of ERISA

        Based upon current law and published interpretations, we believe that the 2007 Stock Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

 PROPOSAL NO. 4—RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Forest is asking the shareholders to ratify the Audit Committee's appointment of Ernst & Young LLP ("Ernst & Young"), 370 Seventeenth Street, Suite 3300, Denver, Colorado 80202, as Forest's independent registered public accounting firm to audit Forest's consolidated financial statements for the year 2012.

        Services provided to Forest by Ernst & Young during 2011 are described under "Principal Accountant Fees and Services" below. A representative of Ernst & Young will be present at the annual meeting with the opportunity to make a statement if he or she desires to do so and will also be available to respond to appropriate questions.

        In the event the shareholders fail to ratify the appointment, the Audit Committee may consider whether it should select another independent public accounting firm. Although ratification by the shareholders is not required by law, the Board has determined that it is desirable to seek shareholder ratification of the appointment of Ernst & Young in light of the critical role played by our independent registered public accounting firm in maintaining the integrity of financial controls and reporting. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm any time during the year if the Audit Committee believes that such a change would be in the best interest of Forest and its shareholders.

Vote Required

        Ratification of the appointment of Ernst & Young as Forest's independent registered public accounting firm for 2012 requires the affirmative vote of a majority of the votes cast.

        THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS FOREST'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The following is a summary of the fees billed to Forest by Ernst & Young for audit and other professional services provided by Ernst & Young for 2010 and 2011.

Ernst & Young	2011	2010(1)

Audit fees	$1,065,885	$1,305,388

Audit-related fees	$17,500	0

Tax fees	$484,172	200,287

All other fees	$2,149	2,149

Total all fees	$1,569,706	$1,507,824

(1)
The principal accountant fees for 2010 have been restated to exclude amounts related to the Lone Pine initial public offering and spin-off transaction, and paid by Forest and subsequently reimbursed to Forest by Lone Pine.

        Audit Fees—Consist of aggregate fees billed for professional services provided in connection with the audit of our consolidated financial statements, the audit of our internal control over financial reporting, reviews of our quarterly financial statements, statutory audits, reviews of registration statements, and issuance of consents and letters to underwriters.

        Audit-Related Fees—Consist principally of aggregate fees billed for transaction due diligence services, and audits of statements of compliance with agreements.

        Tax Fees—Consist of aggregate fees for tax compliance, tax advice and tax planning, tax examination assistance, and tax consulting on sales transactions.

        All Other Fees—Consist of aggregate fees for products and services other than as reported above.

        Preapproval of Audit Services.    The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve, when the Audit Committee is not in session, audit-related services and non-audit services not prohibited by law to be performed by Forest's independent registered public accounting firm and associated fees for any individual engagement not to exceed $40,000. Any such pre-approval of services and fees by the Chairman are reported to the full Audit Committee at its next regular meeting. One-hundred percent of the fees set forth in the foregoing table were pre-approved by the Audit Committee or the Chairman of the Audit Committee under the noted delegation of authority.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee assists the Board in fulfilling its responsibilities for the oversight of the integrity of Forest's financial statements, its compliance with legal and regulatory requirements, the performance of the internal audit function and independent audit, and the independence and qualifications of Forest's independent registered public accounting firm who report directly to the Audit Committee. The Audit Committee operates under a charter approved by the Board. The full text of the Audit Committee charter is available on Forest's website at www.forestoil.com. As of the date of this report, the Audit Committee was comprised of three directors, each of whom has been determined to be independent within the meaning of rules adopted by the SEC, the listing standards of the NYSE, and Forest's Corporate Governance Guidelines.

        Forest's management has responsibility for preparing Forest's financial statements and the financial reporting process, including the system of internal controls. Forest's independent auditor, Ernst & Young, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards established by the Public Company Accounting Oversight Board (United States), and for issuing a report on the results of that independent audit. Ernst & Young is also responsible for auditing Forest's internal control over financial reporting and expressing opinions on the effectiveness of Forest's internal control over financial reporting.

        In this context, the Audit Committee hereby reports as follows:

          1.     The Audit Committee has met with management and Ernst & Young, and has reviewed and discussed the audited consolidated financial statements;

          2.     The Audit Committee has discussed with Ernst & Young the matters required by Statement of Auditing Standards No. 114, as amended, supplemented or superseded (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the PCAOB in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

          3.     The Audit Committee has received from and discussed with Ernst & Young the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence, and discussed with Ernst & Young their independence from Forest and its management; and

          4.     Based upon the review and discussions described in paragraphs (1) through (3) above, and the Audit Committee's review of the representations of management, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Forest's Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC.

        This report is provided by the following independent directors, who comprise the Audit Committee.

                      Dod A. Fraser, Chairman
                      James H. Lee
                      Patrick R. McDonald

March 15, 2012

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Affiliate Transaction Policy

        Covered Transactions.    The Board has adopted a written Affiliate Transaction Policy. The policy covers all economic transactions between Forest or any of its subsidiaries or controlled affiliates (including controlled joint ventures), on the one hand, and any designated person, on the other hand. The policy addresses, without limitation, the purchase or sale of assets, other than blind, open-market transactions in Forest's securities over a regulated exchange. The policy does not address employment compensation arrangements with Forest's executive officers. For purposes of this policy, a "designated person" is (i) any Forest shareholder that beneficially owns more than 5% of Forest's outstanding shares of common stock, (ii) any director or executive officer of Forest or any immediate family member of such a person (including in-laws), or (iii) any person known to Forest to be an affiliate of a person under (i) or (ii) (as "affiliate" is defined under the federal securities laws).

  Policy Directives.

        (1)   All Forest officers are notified of the policy in writing every year.

        (2)   The Board is permitted to pre-authorize transactions with designated persons that fall below dollar thresholds set by the Board. Any such pre-authorization may apply only to transactions that are in Forest's ordinary course of business and are either easily comparable to observable market transactions or are on terms no less favorable than the designated person offers to unrelated third parties.

        (3)   Forest's officers are required to provide the Board with all material information relating to any proposed covered transaction (other than a transaction authorized pursuant to paragraph 2 above).

        (4)   In determining whether to authorize and approve any covered transaction, the Board has broad discretion in determining whether the transaction is reasonable in light of the circumstances. It may rely on comparable market transactions, the use of an auction process, an independent valuation, or other similar methods.

        (5)   The Board may review the terms of a covered transaction outside the presence of any directors who have a financial interest in the covered transaction.

        (6)   Other than under paragraph 2 above, a covered transaction may be approved only by a majority of those directors who have no financial interest in the transaction.

Related Party Transactions

        During 2011 there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Executive officers and directors, as well as certain persons who own more than 10% of our common stock, are required by Section 16(a) of the Securities Exchange Act of 1934 to file reports of their ownership of common stock with the SEC and the NYSE, and to furnish us with copies of the reports.

        Based solely on Forest's review of the reports and written representations received from the directors and executive officers, Forest believes that, during 2011, all of its directors and executive officers timely complied with all Section 16(a) filing requirements.

 SHAREHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

        Any proposal that a shareholder wishes to include in Forest's proxy materials for the 2013 annual meeting of shareholders, in accordance with the regulations of the SEC, must be received no later than November 29, 2012. The written proposal will need to comply with the regulations of the SEC under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to: Secretary, Forest Oil Corporation, 707 Seventeenth Street, Suite 3600, Denver, Colorado 80202, or sent to the Secretary via facsimile at 303.812.1445.

        Any proposal or nomination for director that a shareholder wishes to propose for consideration at the 2013 annual meeting of shareholders, but does not seek to include in our proxy statement under the applicable SEC rules, must be submitted in accordance with our Bylaws, and must be received at our principal executive offices no earlier than November 29, 2012, and not later than December 29, 2012. Any such proposal must be an appropriate subject for shareholder action under applicable law and must otherwise comply with Article I of Forest's Bylaws and must be submitted in writing and mailed to Forest's Secretary, at the address shown above.

Annex A

Note: This version of the Forest Oil Corporation 2007 Stock Incentive Plan shows all amendments to date and all adjustments resulting from the dividend associated with Forest's spin-off of Lone Pine Resources, Inc.

 FOREST OIL CORPORATION
2007 STOCK INCENTIVE PLAN

I. PURPOSE OF THE PLAN

        The purpose of the FOREST OIL CORPORATION 2007 STOCK INCENTIVE PLAN (the "Plan") is to provide a means through which FOREST OIL CORPORATION, a New York corporation (the "Company"), and its Affiliates may attract able persons to serve as Officers, Directors or Consultants or to enter the employ of the Company and its Affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Plan provides for granting Director Stock Awards to Non-Employee Directors and for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Restricted Stock Awards, Performance Awards, and Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee, Officer, Consultant, or Director as provided herein.

II. DEFINITIONS

        The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

          (a)   "Affiliate" means any corporation, partnership, limited liability company or partnership, association, trust, or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

          (b)   "Award" means, individually or collectively, any Director Stock Award, Option, Restricted Stock Award, Performance Award, or Phantom Stock Award.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

          (e)   "Committee" means a committee of the Board that is selected by the Board as provided in Paragraph IV(a).

          (f)    "Common Stock" means the common stock, par value $.10 per share, of the Company, or any security into which such common stock may be changed by reason of any transaction or event of the type described in Paragraph XI.

          (g)   "Company" means Forest Oil Corporation, a New York corporation.

          (h)   "Consultant" means any person who is not an employee or a Director and who is providing advisory or consulting services to the Company or any Affiliate.

          (i)    "Corporate Change" shall have the meaning assigned to such term in Paragraph XI(c) of the Plan.

          (j)    "Director" means an individual who is a member of the Board.

          (k)   "Director Stock Award" means a Restricted Stock Award or a Phantom Stock Award, as applicable, granted under Paragraph VIII(b) of the Plan to a Non-Employee Director.

          (l)    An "employee" means any person (including an Officer or a Director) in an employment relationship with the Company or any Affiliate.

          (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (n)   "Fair Market Value" means, as of any specified date, the mean of the high and low sales prices of the Common Stock (i) reported by the National Market System of NASDAQ on that date or (ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date (or such other reporting service approved by the Committee); or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate and as is consistent with the requirements of section 409A of the Code.

          (o)   "Incentive Stock Option" means an incentive stock option within the meaning of section 422 of the Code.

          (p)   "Mergers" means the merger transactions contemplated in that certain Agreement and Plan of Merger dated January 7, 2007, by and among the Company, MJCO Corporation and The Houston Exploration Company.

          (q)   "Non-Employee Director" means any member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3.

          (r)   "Officer" means an individual who holds one of the offices of the Company as provided under the Bylaws of the Company.

          (s)   "Option" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options that do not constitute Incentive Stock Options to purchase Common Stock.

          (t)    "Option Agreement" means a written agreement between the Company and a Participant with respect to an Option.

          (u)   "Participant" means an employee, Consultant, or Director who has been granted an Award.

          (v)   "Performance Award" means an Award granted under Paragraph IX of the Plan.

          (w)  "Performance Award Agreement" means a written agreement between the Company and a Participant with respect to a Performance Award.

          (x)   "Phantom Stock Award" means an Award granted under Paragraph X of the Plan.

          (y)   "Phantom Stock Award Agreement" means a written agreement between the Company and a Participant with respect to a Phantom Stock Award.

          (z)   "Plan" means the Forest Oil Corporation 2007 Stock Incentive Plan, as amended from time to time.

          (aa) "Restricted Stock Agreement" means a written agreement between the Company and a Participant with respect to a Restricted Stock Award.

          (bb) "Restricted Stock Award" means an Award granted under Paragraph VIII of the Plan.

          (cc) "Rule 16b-3" means SEC Rule 16b-3 promulgated under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation, or statute fulfilling the same or a similar function.

          (dd) "Stock Appreciation Right" means a right to acquire, upon exercise of the right, Common Stock and/or, in the sole discretion of the Committee, cash having an aggregate value equal to the then excess of the Fair Market Value of the shares with respect to which the right is exercised over the exercise price therefor.

III. EFFECTIVE DATE AND DURATION OF THE PLAN

        The Plan shall become effective upon the date of its adoption by the Board (February 1, 2007), provided the Plan is approved by the shareholders of the Company at the next meeting of the shareholders of the Company that occurs after the date of such adoption by the Board. Notwithstanding any provision in the Plan to the contrary, no Option shall be exercisable, no Restricted Stock Award or Director Stock Award shall be granted and no Performance Award or Phantom Stock Award shall vest or become satisfiable prior to such shareholder approval. No further Awards may be granted under the Plan after 10 years from the date the Plan is adopted by the Board (February 1, 2017). The Plan shall remain in effect until all Options granted under the Plan have been exercised or expired, all Restricted Stock Awards granted under the Plan have vested or been forfeited, and all Performance Awards, Phantom Stock Awards, and Director Stock Awards have been satisfied or expired.

IV. ADMINISTRATION

        (a)    Composition of Committee.    The Plan shall be administered by a committee of, and appointed by, the Board that shall be comprised solely of two or more Non-Employee Directors who also qualify as "outside directors" (within the meaning assigned to such term under section 162(m) of the Code and applicable interpretive authority thereunder).

        (b)    Powers.    Subject to the express provisions of the Plan, each of the Committee and the Board shall have authority, in its discretion, to determine which employees, Consultants, or Directors shall receive an Award, the time or times when such Award shall be made, the type of Award that shall be made, the number of shares to be subject to each Option or Restricted Stock Award, and the number of shares subject to or the value of each Performance Award or Phantom Stock Award. In making such determinations, the Committee or the Board, as the case may be, shall take into account the nature of the services rendered by the respective employees, Consultants, or Directors, their present and potential contribution to the Company's success, and such other factors as the Committee or the Board in its sole discretion shall deem relevant. Notwithstanding the preceding provisions of this Subparagraph, Director Stock Awards shall be granted as provided in Paragraph VIII(b).

        (c)    Additional Powers.    The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. In addition, the Board shall have all such additional powers as are delegated to the Committee by other provisions of the Plan notwithstanding that such provisions may refer only to the Committee. Subject to the express provisions of the Plan, this shall include the power to construe the

Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, to determine the terms, restrictions, and provisions of the agreement relating to each Award, including such terms, restrictions, and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent the Committee shall deem expedient to carry the Plan or any such agreement into effect. The determinations of the Committee or the Board on the matters referred to in this Paragraph IV shall be conclusive.

        (d)    Delegation of Authority by the Committee.    Notwithstanding the preceding provisions of this Paragraph IV or any other provision of the Plan to the contrary, the Committee may from time to time, in its sole discretion, delegate to the Chief Executive Officer of the Company the administration (or interpretation of any provision) of the Plan, and the right to grant Awards under the Plan, insofar as such administration (and interpretation) and power to grant Awards relates to any person who is not subject to section 16 of the Exchange Act (including any successor section to the same or similar effect). Any such delegation may be effective only so long as the Chief Executive Officer of the Company is a Director, and the Committee may revoke such delegation at any time. The Committee may put any conditions and restrictions on the powers that may be exercised by the Chief Executive Officer of the Company upon such delegation as the Committee determines in its sole discretion. In the event of any conflict in a determination or interpretation under the Plan as between the Committee and the Chief Executive Officer of the Company, the determination or interpretation, as applicable, of the Committee shall be conclusive.

V. SHARES SUBJECT TO THE PLAN; AWARD LIMITS;
GRANT OF AWARDS

        (a)    Shares Subject to the Plan and Award Limits.    Subject to adjustment in the same manner as provided in Paragraph XI with respect to shares of Common Stock subject to Options then outstanding, the aggregate maximum number of shares of Common Stock that may be issued under the Plan, and the aggregate maximum number of shares of Common Stock that may be issued under the Plan through Incentive Stock Options, shall not exceed 8,713,767. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award under the Plan. In addition, shares issued under the Plan and forfeited back to the Plan, shares surrendered in payment of the exercise price or purchase price of an Award, and shares withheld for payment of applicable employment taxes and/or withholding obligations associated with an Award shall again be available for the grant of an Award under the Plan. Notwithstanding any provision in the Plan to the contrary, (i) the aggregate maximum number of shares of Common Stock that may be subject to Awards denominated in shares of Common Stock granted to any one individual during any calendar year may not exceed 266,000. shares of Common Stock (subject to adjustment in the same manner as provided in Paragraph XI with respect to shares of Common Stock subject to Options then outstanding) and (ii) the maximum amount of compensation that may be paid under all Performance Awards denominated in cash (including the Fair Market Value of any shares of Common Stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $2,000,000, and any payment due with respect to a Performance Award shall be paid no later than 10 years after the date of grant of such Performance Award. The limitations set forth in the preceding sentence shall be applied in a manner that will permit Awards that are intended to provide "performance-based" compensation for purposes of section 162(m) of the Code to satisfy the requirements of such section, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options or Stock Appreciation Rights that are canceled or repriced.

        (b)    Grant of Awards.    The Committee may from time to time grant Awards to one or more employees, Consultants, or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan. Director Stock Awards shall be granted as provided in Paragraph VIII(b).

        (c)    Stock Offered.    Subject to the limitations set forth in Paragraph V(a), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. The shares of the Company's stock to be issued pursuant to any Award may be represented by physical stock certificates or may be uncertificated. Notwithstanding references in the Plan to certificates, the Company may deliver uncertificated shares of Common Stock in connection with any Restricted Stock Award or stock settlement of any other form of Award.

VI. ELIGIBILITY

        Awards may be granted only to persons who, at the time of grant, are employees, Consultants, or Directors. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, an Option that is not an Incentive Stock Option, a Restricted Stock Award, a Performance Award, a Phantom Stock Award, or any combination thereof. Notwithstanding the preceding provisions of this Paragraph, a Director Stock Award may be granted only to a Non-Employee Director.

VII. STOCK OPTIONS

        (a)    Option Period.    The term of each Option shall be as specified by the Committee at the date of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant.

        (b)    Limitations on Exercise of Option.    An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

        (c)    Special Limitations on Incentive Stock Options.    An Incentive Stock Option may be granted only to an individual who is employed by the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) at the time the Option is granted. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations, and other administrative pronouncements, which of a Participant's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted, the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. Except as otherwise provided in sections 421 or 422 of the Code, an Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by such Participant or the Participant's guardian or legal representative.

        (d)    Option Agreement.    Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Option as an Incentive Stock Option under section 422 of the Code. Each Option Agreement shall specify the effect of termination of (i) employment, (ii) the consulting or advisory relationship, or (iii) membership on the Board, as applicable, on the exercisability of the Option. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures satisfactory to the Committee with respect thereto. Further, an Option Agreement may provide, on such terms and conditions as the Committee in its sole discretion may prescribe, for the grant of a Stock Appreciation Right in connection with the grant of an Option and, in such case, the exercise of the Stock Appreciation Right shall result in the surrender of the right to purchase a number of shares under the Option equal to the number of shares with respect to which the Stock Appreciation Right is exercised (and vice versa). In the case of any Stock Appreciation Right that is granted in connection with an Incentive Stock Option, such right shall be exercisable only when the Fair Market Value of the Common Stock exceeds the price specified therefor in the Option or the portion thereof to be surrendered. The terms and conditions of the respective Option Agreements need not be identical. Subject to the consent of the Participant, the Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion thereof, may be exercisable); provided, however, that, except as provided in Paragraph XI, the Committee may not, without approval of the shareholders of the Company, amend any outstanding Option or Stock Appreciation Right to lower the purchase or exercise price of the underlying Option or Stock Appreciation Right, or cancel, replace or exchange any outstanding Option or Stock Appreciation Right for (x) cash, (y) another Award other than an Option, or (z) an Option or Stock Appreciation Right having a lower purchase or exercise price than the purchase or exercise price of the original Option or Stock Appreciation Right.

        (e)    Option Price and Payment.    The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Paragraph XI, such purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Committee. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.

        (f)    Shareholder Rights and Privileges.    The Participant shall be entitled to all the privileges and rights of a shareholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Participant's name.

        (g)    Options and Rights in Substitution for Options Granted by Other Employers.    Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for options and such rights held by individuals providing services to corporations or other entities who become employees, Consultants, or Directors as a result of a merger or consolidation or other business transaction with the Company or any Affiliate.

VIII. RESTRICTED STOCK AWARDS

        (a)    Forfeiture Restrictions To Be Established by the Committee.    Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance measures established by the Committee that are based on (1) the price of a share of Common Stock, (2) the Company's earnings per share, (3) the Company's market share, (4) the market share of a business unit of the Company designated by the Committee, (5) the Company's sales, (6) the sales of a business unit of the Company designated by the Committee, (7) the net income (before or after taxes) of the Company or any business unit of the Company designated by the Committee, (8) the cash flow or return on investment of the Company or any business unit of the Company designated by the Committee, (9) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (10) the economic value added, (11) the return on capital, assets, or shareholders' equity achieved by the Company, or (12) the total shareholders' return achieved by the Company, (ii) the Participant's continued employment with the Company or continued service as a Consultant or Director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion, or (iv) a combination of any of the foregoing. The performance measures described in clause (i) of the preceding sentence may be subject to adjustment for specified significant extraordinary items or events, may be absolute, relative to one or more other companies, or relative to one or more indexes, and may be contingent upon future performance of the Company or any Affiliate, division, or department thereof. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee.

        (b)    Director Stock Awards.    The preceding provisions of this Paragraph VIII to the contrary notwithstanding, each Non-Employee Director who is elected to the Board for the first time after the date upon which the Plan is approved by the shareholders of the Company as provided in Paragraph III shall receive, as of the date of his or her election and without the exercise of the discretion of the Committee or any person or persons, a Restricted Stock Award covering a number of shares of Common Stock equal to the quotient (rounded to the nearest whole number) obtained by dividing $150,000 by the Fair Market Value of a share of Common Stock on the date of such election. As of the date of the annual meeting of the shareholders of the Company in each year that the Plan is in effect as provided in Paragraph III (beginning with the annual meeting that occurs in 2011), each Non-Employee Director then in office who is not then entitled to receive (and who has not, during the period beginning on the January 1 next preceding the date of such annual meeting and ending on the date of such annual meeting, received) a Restricted Stock Award pursuant to the preceding sentence of this Subparagraph VIII(b) shall receive, without the exercise of the discretion of the Committee or any person or persons, a Restricted Stock Award covering a number of shares of Common Stock equal to the quotient (rounded to the nearest whole number) obtained by dividing $150,000 by the Fair Market Value of a share of Common Stock on the date of such annual meeting. Notwithstanding the foregoing, the Board, in its sole discretion, may elect to grant a Phantom Stock Award in lieu of any Restricted Stock Award that a Non-Employee Director would otherwise be entitled to receive pursuant to the preceding provisions of this Subparagraph VIII(b). In the event the Board elects to grant a Non-Employee Director a Phantom Stock Award in lieu of a Restricted Stock Award pursuant to this Subparagraph VIII(b), the Phantom Stock Award shall provide the Non-Employee Director the right to acquire an equivalent number of shares of Common Stock as the Non-Employee Director would otherwise have been entitled to receive under such Restricted Stock Award as described in the preceding provisions of this Subparagraph VIII(b). In the discretion of the Board (and on such terms as the Board may determine), any such Phantom Stock Award may include the right to receive dividend equivalents with respect to such Award. If, as of any date that the Plan is effect, there are not sufficient shares of Common Stock available under the Plan to allow for the grant to each Non-Employee Director of a Restricted Stock Award or Phantom Stock Award, as applicable, for the number of shares provided herein, each Non-Employee Director shall receive a Restricted Stock Award or Phantom Stock Award, as applicable, for his or her pro-rata share of the total number of shares of Common Stock then available under the Plan. Each Restricted Stock Award and Phantom Stock Award

granted to a Non-Employee Director pursuant to this Subparagraph VIII(b) shall be subject to Forfeiture Restrictions determined in the discretion of the Committee prior to the time of grant of such Award.

        (c)    Other Terms and Conditions.    Unless provided otherwise in a Restricted Stock Agreement, the Participant shall have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject thereto, and to enjoy all other shareholder rights, except that (i) the Participant shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the stock until the Forfeiture Restrictions have expired, (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award, and (v) with respect to the payment of any dividend with respect to shares of Common Stock subject to a Restricted Stock Award directly to the Participant, each such dividend shall be paid no later than the end of the calendar year in which the dividends are paid to shareholders of such class of shares or, if later, the fifteenth day of the third month following the date the dividends are paid to shareholders of such class of shares. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a Consultant or Director (by retirement, disability, death, or otherwise) of a Participant prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions, or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award.

        (d)    Payment for Restricted Stock.    The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

        (e)    Committee's Discretion to Accelerate Vesting of Restricted Stock Awards.    The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Participant pursuant to a Restricted Stock Award and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Subparagraph may vary among individual Participants and may vary among the Restricted Stock Awards held by any individual Participant. Notwithstanding the preceding provisions of this Subparagraph, except in connection with a Corporate Change, the Committee may not take any action described in this Subparagraph with respect to a Restricted Stock Award that has been granted to a "covered employee" (within the meaning of Treasury Regulation section 1.162-27(c)(2)) if such Award has been designed to meet the exception for performance-based compensation under section 162(m) of the Code.

        (f)    Restricted Stock Agreements.    At the time any Award is made under this Paragraph VIII, the Company and the Participant shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical. Subject to the consent of the Participant and the restriction set forth in the last sentence of Subparagraph (e) above, the Committee may, in its sole discretion, amend an outstanding Restricted Stock Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan.

IX. PERFORMANCE AWARDS

        (a)    Performance Period.    The Committee shall establish, with respect to and at the time of each Performance Award, the number of shares of Common Stock subject to, or the maximum value of, the Performance Award and the performance period over which the performance applicable to the Performance Award shall be measured.

        (b)    Performance Measures.    A Performance Award shall be awarded to a Participant contingent upon future performance of the Company or any Affiliate, division, or department thereof during the performance period. The Committee shall establish the performance measures applicable to such performance either (i) prior to the beginning of the performance period or (ii) within 90 days after the beginning of the performance period if the outcome of the performance targets is substantially uncertain at the time such targets are established, but not later than the date that 25% of the performance period has elapsed; provided such measures may be made subject to adjustment for specified significant extraordinary items or events. The performance measures may be absolute, relative to one or more other companies, or relative to one or more indexes. The performance measures established by the Committee may be based upon (1) the price of a share of Common Stock, (2) the Company's earnings per share, (3) the Company's market share, (4) the market share of a business unit of the Company designated by the Committee, (5) the Company's sales, (6) the sales of a business unit of the Company designated by the Committee, (7) the net income (before or after taxes) of the Company or any business unit of the Company designated by the Committee, (8) the cash flow or return on investment of the Company or any business unit of the Company designated by the Committee, (9) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (10) the economic value added, (11) the return on capital, assets, or shareholders' equity achieved by the Company, (12) the total shareholders' return achieved by the Company, or (13) a combination of any of the foregoing. The Committee, in its sole discretion, may provide for an adjustable Performance Award value based upon the level of achievement of performance measures and/or provide for a reduction in the value of a Performance Award during the performance period.

        (c)    Awards Criteria.    In determining the value of Performance Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate. The Committee, in its sole discretion, may provide for a reduction in the value of a Participant's Performance Award during the performance period.

        (d)    Payment.    Following the end of the performance period, the holder of a Performance Award shall be entitled to receive payment of an amount not exceeding the number of shares of Common Stock subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measures for such performance period, as determined and certified in writing by the Committee. Payment of a Performance Award may be made in cash, Common Stock, or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. If a Performance Award covering shares of Common Stock is to be paid in cash, such payment shall be based on the Fair Market Value of the Common Stock on the payment date or such other date as may be specified by the Committee in the Performance Award Agreement.

        (e)    Termination of Award.    A Performance Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Affiliates or does not continue to perform services as a Consultant or a Director for the Company and its Affiliates at all times during the applicable performance period, except as may be determined by the Committee.

        (f)    Performance Award Agreements.    At the time any Award is made under this Paragraph IX, the Company and the Participant shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Performance Award Agreements need not be identical.

 X. PHANTOM STOCK AWARDS

        (a)    Phantom Stock Awards.    Phantom Stock Awards are rights to receive shares of Common Stock (or the Fair Market Value thereof), or rights to receive an amount equal to any appreciation or increase in the Fair Market Value of Common Stock over a specified period of time, which vest over a period of time as established by the Committee, without satisfaction of any performance criteria or objectives. The Committee may, in its discretion, require payment or other conditions of the Participant respecting any Phantom Stock Award. A Phantom Stock Award may include, without limitation, a Stock Appreciation Right that is granted independently of an Option; provided, however, that the exercise price per share of Common Stock subject to the Stock Appreciation Right shall be determined by the Committee but, subject to adjustment as provided in Paragraph XI, such exercise price shall not be less than the Fair Market Value of a share of Common Stock on the date such Stock Appreciation Right is granted.

        (b)    Award Period.    The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which the Award shall vest with respect to the Participant.

        (c)    Awards Criteria.    In determining the value of Phantom Stock Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.

        (d)    Payment.    Following the end of the vesting period for a Phantom Stock Award (or at such other time as the applicable Phantom Stock Award Agreement may provide), the holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Common Stock, or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in cash shall be based on the Fair Market Value of the Common Stock on the payment date or such other date as may be specified by the Committee in the Phantom Stock Award Agreement. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee.

        (e)    Termination of Award.    A Phantom Stock Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Affiliates or does not continue to perform services as a Consultant or a Director for the Company and its Affiliates at all times during the applicable vesting period, except as may be otherwise determined by the Committee.

        (f)    Phantom Stock Award Agreements.    At the time any Award is made under this Paragraph X, the Company and the Participant shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Phantom Stock Award Agreements need not be identical.

XI. RECAPITALIZATION OR REORGANIZATION

        (a)    No Effect on Right or Power.    The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company's or any Affiliate's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate, any sale, lease, exchange, or other disposition of all or any part of its assets or business, or any other corporate act or proceeding.

        (b)    Subdivision or Consolidation of Shares; Stock Dividends.    The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

        (c)    Recapitalizations and Corporate Changes.    If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Common Stock covered by an Award theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity), (ii) the Company sells, leases, or exchanges or agrees to sell, lease, or exchange all or substantially all of its assets to any other person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 40% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), then (x) no sooner than effective as of the consummation by the Company of such merger, consolidation, reorganization, sale, lease, or exchange of assets or dissolution or such election of Directors or (y) no later than 30 days after a Corporate Change of the type described in clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Participant, shall effect one or more of the following alternatives in an equitable and appropriate manner to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, which alternatives may vary among individual Participants and which may vary among Options or Stock Appreciation Rights held by any individual Participant: (1) accelerate the time at which Options or Stock Appreciation Rights then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Committee, after which specified date all such unexercised Awards and all rights of Participants thereunder shall terminate, (2) require the mandatory surrender to the Company by all or selected Participants of some or all of the outstanding Options or Stock Appreciation Rights held by such Participants (irrespective of whether such Awards are then exercisable under the provisions of the Plan) as of a date specified by the Committee, in which event the Committee shall thereupon cancel such Awards and the Company shall pay (or cause to be paid) to each Participant an amount of cash per share equal to the excess, if any, of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the shares subject to such Awards over the exercise price(s) under such Awards for such shares, or (3) make such adjustments to Options or Stock Appreciation Rights then outstanding as the Committee deems appropriate to reflect such Corporate Change and to prevent the dilution or enlargement of rights (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to such Awards then outstanding), including, without limitation, adjusting such an Award to provide that the number and class of shares of Common Stock covered by such Award shall be adjusted so that such Award shall thereafter cover securities of the surviving or acquiring corporation or other property (including, without limitation, cash) as determined by the Committee in its sole discretion.

        (d)    Change of Control Value.    For the purposes of clause (2) in Subparagraph (c) above, the "Change of Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options or Stock Appreciation Rights being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to shareholders of the Company in any transaction described in this Subparagraph (d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

        (e)    Other Changes in the Common Stock.    In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges, or other relevant changes in capitalization or distributions (other than ordinary dividends) to the holders of Common Stock occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph XI, such Award and any agreement evidencing such Award shall be subject to adjustment by the Committee at its sole discretion as to the number and price of shares of Common Stock or other consideration subject to such Award so as to prevent the dilution or enlargement of rights. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, or upon the occurrence of any other event described in this Paragraph XI, the aggregate maximum number of shares available under the Plan, the aggregate maximum number of shares that may be issued under the Plan through Incentive Stock Options, and the maximum number of shares that may be subject to Awards granted to any one individual shall be appropriately adjusted to the extent, if any, determined by the Committee, whose determination shall be conclusive.

        (f)    Shareholder Action.    Any adjustment provided for in the above Subparagraphs shall be subject to any required shareholder action.

        (g)    No Adjustments unless Otherwise Provided.    Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

XII. AMENDMENT AND TERMINATION OF THE PLAN

        The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made that would impair the rights of a Participant with respect to an Award theretofore granted without the consent of the Participant, and provided, further, that the Board may not, without approval of the shareholders of the Company, (a) amend the Plan to increase the maximum aggregate number of shares that may be issued under the Plan, increase the maximum number of shares that may be issued under the Plan through Incentive Stock Options, or change the class of individuals eligible to receive Awards under the Plan, or (b) amend or delete the final sentence of Paragraph VII(d).

XIII. MISCELLANEOUS

        (a)    No Right To An Award.    Except as provided in Paragraph VIII(b), neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted an Option, a right to a Restricted Stock Award, a right to a Performance Award, a right to a Phantom Stock Award, or any other rights hereunder except as may be evidenced by an Award agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

        (b)    No Employment/Membership Rights Conferred.    Nothing contained in the Plan shall (i) confer upon any employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or consulting or advisory relationship at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.

        (c)    Other Laws; Withholding.    The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules, and regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules, and regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

        (d)    No Restriction on Corporate Action.    Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

        (e)    Restrictions on Transfer.    An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Paragraph VII(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the consent of the Committee.

        (f)    Governing Law.    The Plan shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of law principles thereof.

Fulfillment 20963 19695 FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET http://www.proxyvoting.com/fst Use the Internet to vote your proxy. Have your proxy card in hand when you access the website. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature Signature Date Please mark your votes as indicated in this example X THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTIONS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS, AND “FOR” PROPOSALS 2, 3, AND 4, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER COMING BEFORE THE ANNUAL MEETING. FOR ALL WITHHOLD FOR ALL *EXCEPTIONS FOR AGAINST ABSTAIN 1. Election of three Class III directors to serve until Forest’s 2015 annual meeting of shareholders; Nominees: 01 Dod A. Fraser 02 James D. Lightner 03 Patrick R. McDonald (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions _________________________________________________________________________ 2. Approval, on an advisory basis, of the compensation of Forest's named executive officers; 3. Re-approval of performance measures under the Forest Oil Corporation 2007 Stock Incentive Plan; 4. Ratify the appointment of Ernst & Young LLP as Forest’s independent registered public accounting firm for the year ending December 31, 2012.

Fulfillment 20963 19695 You can now access your Forest Oil Corporation account online. Access your Forest Oil Corporation account online via Investor ServiceDirect® (ISD). The transfer agent for Forest Oil Corporation now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement and the 2011 Annual Report to Shareholders are available at: https://materials.proxyvote.com/346091 PROXY FOREST OIL CORPORATION Annual Meeting of Shareholders – May 8, 2012 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints H. Craig Clark and Cyrus D. Marter IV, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Forest Oil Corporation common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the company to be held May 8, 2012 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. Address Change/Comments (Mark the corresponding box on the reverse side) SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side)